UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund: FAM Series Fund, Inc.
                 Mercury Balanced Capital Strategy Portfolio
                 Mercury Core Bond Strategy Portfolio
                 Mercury Fundamental Growth Strategy Portfolio Mercury Global Allocation Strategy Portfolio Mercury High Yield Portfolio
                 Mercury Intermediate Government Bond Portfolio Mercury Large Cap Core Strategy Portfolio Mercury Money Reserve Portfolio

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, FAM Series Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 06/30/05

Item 1 - Report to Stockholders


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================================================================================

FAM Series Fund, Inc.
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o     Mercury Balanced Capital Strategy Portfolio
o     Mercury Core Bond Strategy Portfolio
o     Mercury Fundamental Growth Strategy Portfolio
o     Mercury Global Allocation Strategy Portfolio
o     Mercury High Yield Portfolio
o     Mercury Intermediate Government Bond Portfolio
o     Mercury Large Cap Core Strategy Portfolio
o     Mercury Money Reserve Portfolio

Semi-Annual Report
June 30, 2005


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FAM Series Fund, Inc.
Semi-Annual Report -- June 30, 2005
A Letter from the President
================================================================================
Dear Shareholder:

The financial markets continued to face a number of crosscurrents over the past several months, resulting in a fairly range-bound investing environment. On June 30, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8%--behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the fixed income markets, the yield curve flattening "conundrum" continued. As short-term bond yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite of yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (0.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the two-year Treasury yield stood at 3.66% and the 10-year Treasury yield at 3.94%, a spread of just 28 basis points.

Amid these conditions, the major market benchmarks posted six- and 12-month returns as follows:

Total Returns as of June 30, 2005

--------------------------------------------------------------------------------
                                                             6-month    12-month
--------------------------------------------------------------------------------
U.S. equities (Standard & Poor's 500 Index) ...............   -0.81%     + 6.32%
Small-cap U.S. equities (Russell 2000 Index) ..............   -1.25%     + 9.45%
International equities (MSCI Europe Australasia Far
  East Index) .............................................   -1.17%     +13.65%
Fixed income (Lehman Brothers Aggregate Bond Index) .......   +2.51%     + 6.80%
Tax-exempt fixed income (Lehman Brothers Municipal
  Bond Index) .............................................   +2.89%     + 8.24%
High yield bonds (Credit Suisse First Boston High
  Yield Index) ............................................   +0.77%     +10.10%
--------------------------------------------------------------------------------

Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives.

Finally, we are proud to premier a new look for your FAM Series Fund shareholder report. Our portfolio manager commentaries have been organized in an easy-to-read question-and-answer format, allowing you to get the information you need at a glance, and in plain language. Today's markets are confusing enough. We want to help you to put it all in perspective. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                      Sincerely,

                                                      /s/ Robert C. Doll, Jr.
                                                      -----------------------
                                                      Robert C. Doll, Jr.
                                                      President and Director


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FAM Series Fund, Inc.
Semi-Annual Report -- June 30, 2005
A Discussion With Your Portfolio Managers
================================================================================
Mercury Balanced Capital Strategy Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Mercury Balanced Capital Strategy Portfolio returned -0.24%. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned -0.81%, the benchmark Lehman Brothers Aggregate Bond Index returned +2.51%, and the Lipper Balanced Funds category of mutual funds had an average return of +0.30%. (Funds in this Lipper category seek to conserve principal by maintaining a balanced portfolio of stocks and bonds.)

U.S. equity markets provided negative returns for the first half of 2005 as a recovery in May and June could not overcome weakness in the first four months of the period. Investors were confronted with numerous headwinds through the first few months of 2005 as rising short-term interest rates, sharply higher energy prices, a decelerating economy and concerns over slowing corporate profit growth combined to depress securities prices. After this poor start, the markets posted solid gains in the latter months of the period as investors' belief that the Federal Reserve Board (the Fed) was nearing an end to its monetary policy tightening initiatives combined with attractive valuations to drive stock prices higher. This continued the pattern of monthly volatility that has persisted for much of the past year. Technology stocks were particularly weak, with the NASDAQ 100 Index falling nearly 8% for the period. Conversely, the fixed income market continued to deliver positive returns. Ample global liquidity, benign inflation and expectations for moderating economic growth drove long-term bond yields lower.

The Portfolio's asset allocation had a negative effect on relative performance for the period, as did the below-benchmark performance of each asset class. Within the equity portfolio, our overweight position and poor stock selection in the materials sector was the primary factor in the Portfolio's underperformance, led by double-digit declines in the share prices of International Paper Co. and United States Steel Corp. Our underweight position in the utility sector also was a detractor, as this was the second-best performing market sector for the first half of 2005. Finally, poor stock selection in consumer staples also hindered relative performance. Most notable were lagging returns from Anheuser-Busch Cos., Inc. and Sara Lee Corp. and the absence of a position in Altria Group, Inc.

These areas of weakness more than offset relative strength in the energy sector, where our overweight position and good stock selection contributed favorably to relative performance. Energy was the market's strongest sector for the period, and the Portfolio's holdings in EnCana Corp., Murphy Oil Corp. and Devon Energy Corp. each posted returns of more than 30%. Portfolio performance also benefited from good stock selection in health care, led by strong gains in HCA, Inc., an owner and operator of hospitals, and AmerisourceBergen Corp., a large pharmaceutical distributor. Both an underweight position and good stock selection in the consumer discretionary sector, most notably a substantial gain in Office Depot, Inc. and the absence of positions in the weak-performing eBay Inc. and Time Warner, Inc., also enhanced performance versus the benchmark.

We structured the fixed income portfolio in anticipation of a further flattening in the yield curve. We expected overall interest rates to rise, with a more pronounced increase in shorter-dated maturities. Contrary to these expectations, however, long-term interest rates actually declined, muting the overall effect of our yield curve positioning.

What changes were made to the Portfolio during the period?

We continued to adjust our holdings during the period in response to ongoing market volatility. Within the equity portfolio, we continued to reposition our information technology holdings, raising our overall weighting while increasing our emphasis on high-quality companies within the sector. Technology spending growth is accelerating, and many of the better-positioned companies in this sector appear attractively valued. We


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established new positions in Cisco Systems, Inc., Symantec Corp. and Electronic
Arts, Inc. and reduced our existing holdings in Agilent Technologies, Inc., Hewlett-Packard Co. and Siebel Systems, Inc.

Cisco is the dominant provider of enterprise networking equipment, a market we expect will deliver double-digit growth over the next few years as customers address an aging installed base, security concerns and cost-reduction imperatives. Due to its global reach and brand, we believe Cisco also will benefit from opportunities in emerging markets. The company's financial condition is strong, with more than $20 billion in net cash, in excess of $6 billion in annual free cash flow and a 20% return on equity in 2004. Most importantly, the stock was recently selling at a valuation near its 20-year low, which we believe represents a very favorable risk/reward profile for investors.

Symantec is a leading consumer and business software vendor whose stock price declined sharply following its announced intention to acquire Veritas Software Corp., creating what we view as a buying opportunity. We like the company's below-average valuation and above-average growth prospects. Fundamental conditions are improving and each company enjoys a leadership position in markets that are expected to sustain double-digit growth. The combined companies will have over $5 billion in net cash and authorized a $3.5 billion share repurchase program upon completion of the merger. Selling at 15 times estimated earnings with a 9% free cash flow yield, we believe the stock is very attractively valued.

Electronic Arts is the leading video game publisher with a market share of more than 20%, facilitating superior margins and returns. The company is extremely profitable, enjoys a powerful balance sheet and substantial free cash flow. With a new hardware cycle beginning this fall as both Microsoft and Sony launch new game platforms, we anticipate robust sales and earnings growth for the company in 2006. The stock, meanwhile, had declined approximately 20% for the year-to-date and was selling at near-historical trough valuations, suggesting another favorable risk/reward opportunity. We added to our position in Tyco International Ltd. as its stock price weakened following a disappointing first quarter 2005 earnings report. We believe the company's ability to deliver strong organic growth and ample cash flow is unimpaired while its valuation has contracted. We reduced positions in a number of financial stocks, such as Prudential Financial, Inc. and Janus Capital Group, Inc., following their strong price gains. Finally, we eliminated Boston Scientific Corp. from the portfolio after the company disclosed market share losses in its key medical device segment, and we sold our shares in Clear Channel Communications, Inc. given unrelenting pressure on radio revenue growth rates.

Within the fixed income portfolio, we significantly reduced our exposure to both investment grade corporate and high yield bonds, while improving the average credit quality of the corporate bonds we retained. This more closely aligned the Portfolio's fixed income component with its benchmark and should reduce volatility. We trimmed exposure to the domestic automobile sector subsequent to earnings disappointments from several of these companies, and we added to our holdings in both mortgage-backed securities and Treasury Inflation Protected Securities. We believe our yield curve positioning will be a key determinant of performance in the fixed income component. In addition, we see opportunity in 30-year U.S. Treasury issues given the flattening yield curve and pending pension reform that could enhance demand for such long-dated securities.

How would you characterize the Portfolio's position at the close of the period?

At the end of the period, 64.1% of the Portfolio's net assets was invested in equities, 34.6% in fixed income securities and 1.3% in cash equivalents. This compares to 66.2% in equities, 31.6% in fixed income securities and 2.2% in cash equivalents at December 31, 2004. We continue to anticipate a more constructive environment for equities in the latter half of 2005, driven by a return to steady economic growth, stability in interest rates as the Fed nears completion of its monetary policy tightening efforts, continued solid corporate earnings growth and attractive valuations. We believe that further uncertainty and volatility is likely over the next few months, however, as these transition periods for the economy and the markets always prove challenging, with heightened risk of negative surprises and a more dramatic stock market correction. We would view such developments opportunistically, however, in anticipation of positive returns ahead. We also continue to believe that profit-making opportunities in the fixed income market will be severely limited given the low level of current interest rates and the narrowness of yield


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spreads. We are therefore increasingly likely to reduce our fixed income exposure if long-term interest rates decline further. As always, we intend to take full advantage of the Portfolio's flexibility as market conditions evolve.

Kurt Schansinger
Vice President and Senior Portfolio Manager

Patrick Maldari
Fixed Income Portfolio Manager

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Effective May 1, 2005, the name of the Portfolio was changed to Mercury Balanced
Capital Strategy Portfolio of FAM Series Fund, Inc. This change has no impact on the Portfolio's investment objective or its management team, nor does it result in a change to the Portfolio's symbol.
--------------------------------------------------------------------------------

================================================================================
Mercury Core Bond Strategy Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Mercury Core Bond Strategy Portfolio posted a total return of +2.23%. For the same period, the benchmark Lehman Brothers Aggregate Bond Index returned +2.51%.

We reduced our exposure to spread products significantly during the period given their relative outperformance and a pronounced change in market sentiment. It appeared investors had finally started to heed the warning issued by the Federal Reserve Board (the Fed). Specifically, at the December Federal Open Market Committee meeting, the Fed addressed the idea of potentially excessive risk-taking in financial markets evidenced by, among other things, quite narrow credit spreads.

Having reduced our credit exposure, it was our short duration profile and corresponding yield curve positioning that most affected Portfolio performance. We had positioned the Portfolio with a yield curve flattening bias. Specifically, we expected rates to rise all along the curve, but felt that the long end would move up slower and/or less than the short end. This scenario played out in the first three months, and we were able to generate alpha (excess return beyond the benchmark return) for our shareholders. In the second half of the period, our underlying thesis was correct: the curve continued to flatten. However, instead of moving up modestly, long-term rates actually declined. Thus, over the full six months, the overall effect of our yield curve positioning was fairly muted. While the curve positioning benefited the portfolio, the absolute direction of rates offset that strategy and hurt performance slightly.

Notably, the dramatic decline in long-term rates has continued to surprise the market and the Fed, which increased the federal funds rate 100 basis points (1.00%) in four separate moves during the period. This brought the federal funds rate to 3.25% at period-end, up from 1% in June 2004. As expected, two-year Treasury yields moved in concert with the rate hikes and increased 58 basis points over the past six months. Ten-year Treasury yields, in the meantime, declined 30 basis points. The spread between two-year and 10-year Treasury notes fell from 116 basis points at the end of December 2004 to just 28 basis points at June 30, 2005.

Finally, the reduction of our position in the auto sector detracted slightly from performance in the second half of the period. While we had favored autos for some time--particularly via our positions in Ford Motor Co., General Motors Corp. and DaimlerChrysler NA Holding Corp.-- earnings disappointments in the industry began to have an effect on these credits. As a result, we anticipated a widening of credit spreads and reduced our exposure.

What changes were made to the Portfolio during the period?

We significantly reduced our exposure to both investment grade credit and high yield bonds, bringing our overweight to investment grade credit from 12% to 0% and our overweight to high yield from approximately 3% to less than 1%. At the same time, we also improved the overall credit quality of the


                                       4
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corporate bonds we retained. We believe this makes for a much less volatile product, and brings the Portfolio closer in line with its benchmark.

Also during the period, we added exposure to commercial mortgage-backed securities and Treasury Inflation Protected Securities (TIPS), creating overweightings relative to the benchmark of 2% and 1%, respectively. We also continued to use derivatives to manage interest rate risk.

Aside from the previously mentioned reduction in autos and a slight underweighting in the mortgage sector, the Portfolio is largely neutral in terms of sector allocations. We are focusing on our yield curve positioning and duration call as the key drivers of performance. In that regard, we have an above-market weighting in 30-year Treasury securities. We believe the yield curve will flatten further as short-term rates continue to rise more sharply than long-term rates. This, combined with some positive technicals that are helping to support the long end of the Treasury curve, should benefit the portfolio. Specifically, it is largely anticipated that pension reform on the part of the U.S. Department of Labor will require pension funds to begin adding longer-dated fixed income assets to their portfolios. We are seeking to take advantage of this by increasing our exposure to longer-dated issues, as we expect that the new legislation, combined with the yield curve flattening, will put greater demand on the long end of the curve.

How would you characterize the Portfolio's position at the close of the period?

We maintained our short duration bias at period-end, as we are expecting interest rates to drift up modestly from their current levels. We are also prepared for a continuation of the yield curve flattening trend, as the higher federal funds rate will continue to put upward pressure on short-term interest rates, more so than on long-term interest rates. In fact, we believe the Fed wants to flatten the yield curve to widen credit spreads and also wants interest rates higher to take some of the steam out of the red-hot housing market.

Overall, we would describe the Portfolio's position as defensive both in terms of relatively low interest rate risk and a conservative asset allocation consisting of minimal exposure to corporate, high yield and mortgage-backed securities. Essentially, we are waiting for opportunities to enter riskier asset classes and to bring the Portfolio's duration profile closer to that of the benchmark. These opportunities may present themselves in the form of higher interest rates or a widening in credit spreads, which would prompt us to be more aggressive.

John Burger
Vice President and Portfolio Manager

Patrick Maldari
Vice President and Portfolio Manager

James J. Pagano
Vice President and Portfolio Manager

Frank Viola
Vice President and Portfolio Manager

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We are pleased to announce that John Burger and Frank Viola have joined Patrick
Maldari and James Pagano in the day-to-day management of the Portfolio. Mr. Burger has been a Director with Merrill Lynch Investment Managers (MLIM) since 2000 and Vice President thereof from 1998 to 2000. Mr. Viola has been a Director with MLIM since 1997.
--------------------------------------------------------------------------------

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Effective May 1, 2005, the name of the Portfolio was changed to Mercury Core
Bond Strategy Portfolio of FAM Series Fund, Inc. This change has no impact on the Portfolio's investment objective or its management team, nor does it result in a change to the Portfolio's symbol.
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================================================================================
Mercury Fundamental Growth Strategy Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Mercury Fundamental Growth Strategy Portfolio posted a total return of -0.38%. For the same period, the Standard & Poor's 500 (S&P 500) Index and the S&P 500 Barra Growth Index returned -0.81% and -1.73%, respectively.

The Portfolio's decline for the period was modest compared to the decline of the benchmark S&P 500 Barra Growth Index. Notably, the S&P MidCap and SmallCap indexes had meaningful positive investment returns for the same time period, with mid cap stocks outperforming both large cap and small cap stocks. In addition, the S&P 500 Barra Value Index posted a return of +0.09% for the period, indicating that the value style of investing outperformed growth for the period. U.S. Treasury bonds and high-grade corporate bonds had significant positive investment returns for the six months ended June 30, 2005. Overall, the equity, bond and commodity markets were relatively volatile throughout the period.

Within the S&P 500 Barra Growth Index, the utility and energy sectors were the top performers. Given its growth-oriented investment objective, the Portfolio had no exposure to utilities, typically a more defensive market, but was still able to outperform the benchmark.

The Portfolio's positive relative results are attributed to stock selection in the health care and energy sectors. Top performers were Alcon, Inc., Gilead Sciences, Inc., Transocean, Inc., Corning, Inc., Wellpoint, Inc., Schlumberger Ltd., UnitedHealth Group, Inc., Baker Hughes, Inc. and Marriott International, Inc. The Portfolio's significant underweighting in the poor-performing information technology (IT) sector also was a meaningful positive contributor to relative performance during the six-month period.

Individual stocks that detracted most from Portfolio performance were Doral Financial Corp., which we sold due to a deterioration in the company's fundamentals, as well as Wynn Resorts Ltd., 3M Co., Boston Scientific Corp. and MBNA Corp. Also hampering relative performance during the period was our lack of investment exposure to Exxon Mobil Corp., which was included in the S&P 500 Barra Growth Index in late December 2004 as the largest market capitalization in the benchmark.

What changes were made to the Portfolio during the period?

Early in the six-month period, we made some major shifts in the sector and/or individual stock exposure in the Portfolio.

In the health care sector, we initiated positions in companies that we believe could benefit as federal and state governments endeavor to change the U.S. healthcare delivery system. New investments in the health care sector included Fisher Scientific International, Inc., St. Jude Medical, Inc., Waters Corp., Caremark Rx, Inc., Covance, Inc., UnitedHealth and Johnson & Johnson. Health care investments that were sold during the six-month period included Zimmer Holdings, Inc. and Celegene Corp., which also was a new purchase during the six months. Relative to the S&P 500 Barra Growth Index, the health care sector is the most overweighted sector in the Portfolio.

In the industrials sector, we liquidated our positions in Monster Worldwide, Inc., PACCAR, Inc., Rockwell Automation, Inc., Cummins, Inc., Eaton Corp., Robert Half International, Inc. and Emerson Electric Co.--all based on relatively high valuations. We added positions in Boeing Co., Lockheed Martin Corp., Deere & Co. and Caterpillar, Inc. In our opinion, the dramatic decline in the U.S. dollar over the past two years puts U.S. manufacturers of aerospace and agricultural and industrial construction equipment in a position to grow by taking market share from manufacturers in Europe and Asia. As with health care, our investment exposure to the industrials sector has increased over the past six months.

In contrast, we meaningfully reduced the Portfolio's exposure to the IT sector, selling out positions as the stocks rose in January 2005 on the basis of very good earnings reports. As mentioned earlier, our increased underweighting of this sector was a meaningful positive contributor to the Portfolio's relative performance. We are concerned that there is too much capacity to produce technology products across the board on a global basis. In addition, Chinese and other Asian companies are becoming the most aggressive competitors, with a threshold for profitability that is much lower than their U.S. counterparts. This does not appear to be a formula for materially higher profits, profitability and higher stock valuations for most U.S. technology companies.

In the materials sector, we shifted our focus from metals and mining to chemicals by selling Phelps Dodge Corp. and Freeport-McMoRan Copper & Gold, Inc. and adding Air Products & Chemicals, Inc., The Dow Chemical Co., Praxair, Inc. and E.I. duPont de Nemours & Co. We are concerned about the pricing and profitability of metals companies in 2005 as new mining capacity is developed around the globe. On the other hand, the decline in the U.S. dollar enhances the competitive position and profit growth of U.S. companies in the industrial chemicals and gases businesses.

For the first time in several years, we increased the Portfolio's exposure to the financials sector, adding positions in Bank of America Corp., Washington Mutual, Inc., Citigroup, Inc., U.S. Bancorp, Doral Financial Corp. and MBNA Corp. By period-end, we had liquidated our positions in Washington Mutual, Doral Financial and MBNA in response to changes in the companies' business fundamentals. Although the continued increase in the federal funds rate will put a crimp on lending margins, we believe the recent acceleration of both commercial and consumer loan demand will offset the impact of narrower margins. The majority of these financial service companies have relatively high dividend yields to cushion the downside of stock prices as the Federal Reserve Board (the
Fed) continues to raise short-term interest rates.

In the energy sector, we took profits on many of the portfolio's holdings in exploration and development companies, selling Devon Energy Corp., Apache Corp., Pioneer Natural Resources, Inc. and Occidental Petroleum Corp. The proceeds from the sales were reinvested in companies that provide logistical intelligence, equipment and services for private companies and governments to explore and develop new petroleum reserves, which are obviously scarce. We have had a positive secular view toward the energy sector during this decade. However, when global economies experience a slowdown in real growth or a recession, as occurred in the United States in 2001, energy prices fall and the stocks generally decline. Therefore, we maintained an in-line to modest overweight of the energy sector relative to the S&P 500 Barra Growth Index.

How would you characterize the Portfolio's position at the close of the period?

The Portfolio is positioned for a slowdown in U.S. economic growth. We ended the period overweight in the industrials sector, assuming a continuation of capital investment programs in the United States and Asia, particularly China. Despite the recent sharp upturn in the value of the U.S. dollar relative to the euro, we believe U.S. manufacturers of industrial goods, as well as chemicals and gases, should benefit from their increased competitive position in the global markets.

Our focus in the consumer discretionary sector is on companies in the services and entertainment segments, which we believe could do well as consumers spend more on these services rather than on motor vehicles, consumer electronics and home appliances. In the energy sector, we expect a continued ramp-up of corporate and government spending on exploration and development of new energy reserves. We have anticipated this type of development for more than two-and-one-half years given the substantial demand for energy and material goods from the Chinese economy. Finally, a slowdown in consumer spending could cause the Fed to stop or change the direction of its monetary restraint program, which could benefit large banks and financial services companies.

Lawrence R. Fuller
Vice President and Portfolio Manager

--------------------------------------------------------------------------------
Effective May 1, 2005, the name of the Portfolio was changed to Mercury Fundamental Growth Strategy Portfolio of FAM Series Fund, Inc. This change has no impact on the Portfolio's investment objective or its management team, nor does it result in a change to the Portfolio's symbol.
--------------------------------------------------------------------------------

================================================================================
Mercury Global Allocation Strategy Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Mercury Global Allocation Strategy Portfolio had a total return of +1.21%. Portfolio results outpaced the +0.16% return of its broad-based, all-equity benchmark, the unmanaged Financial Times Stock Exchange (FTSE) World Index, and significantly exceeded the -0.82% return of its Reference Portfolio for the six-month period.

Because the Portfolio invests in a combination of equities and bonds, the Reference Portfolio provides a truer representation of the Portfolio's composition and, therefore, a more comparable means for measurement. Returns for each component of the Reference Portfolio for the six months ended June 30, 2005, were as follows: the Standard & Poor's 500 (S&P 500) Index returned -0.81%; the FTSE World Index (ex-U.S.) returned +0.22%; the Merrill Lynch Treasury Index GA05 returned +1.22%; and the Citigroup (non-U.S. dollar) World Government Bond Index returned -5.71%. (A full description of the Reference Portfolio can be found on page 66 of this report to shareholders.)

The Portfolio was able to generate positive results during the past six months, even though returns for global equity markets were mixed. Notably, the U.S. equity market, as measured by the S&P 500 Index, declined for the period. Bucking the downward trend in U.S. equities were many European stocks, which rallied despite low gross domestic product (GDP) growth in the region, rising unemployment and a weakening euro. In Asia, particularly Japan, we saw modest growth and returns, while China maintained its robust rate of expansion, which continued to drive worldwide demand for commodities and resources. Oil prices rallied more than 36% during the period and have risen over 55% in the past 12 months, touching all-time highs in late June. The performance of energy-related equities, which was one of just a few sectors that posted positive returns during the period, was largely responsible for mitigating the losses experienced across global equity markets. The rally in crude, coupled with sustained interest rate increases by the U.S. Federal Reserve Board (the Fed), has led some investors to conclude that global growth is due to slow, dimming the attractiveness of equities.

Bond market performance around the globe was generally positive, particularly in the United States despite four 25-basis-point increases in the federal funds rate during the period. The most recent increase, on June 30, marked the ninth consecutive hike in the past 13 months, which lifted the federal funds rate to 3.25% from a low of 1.00% in June 2004. Despite the Fed's sustained campaign for higher short-term rates, yields on long-term government paper actually declined in the United States. The yield on the 10-year Treasury fell from 4.24% at December 31, 2004, to 3.94% at period-end, resulting in a return of 4.07% for the period. Declining long-term interest rates were not confined to the United States, as yields on 10-year government securities fell in most developed markets during the period, including the U.K., Japan, Germany and France.

What factors contributed to the Portfolio's performance during the period?

The Portfolio's performance reflected an asset allocation strategy that included a slightly underweight position in equities and a significant underweighting in fixed income, particularly high-quality, long-term U.S. and foreign sovereign debt. During the six-month period, the Portfolio benefited from its overweight position in Asian stocks, notably in India and South Korea, as well as effective stock selection in the U.S. overall, but particularly in the industrials sector. It also benefited from an overweight position in the energy sector, as the price of oil rose sharply and growth in Asia, particularly in China, fueled increased demand for raw materials.

Although significantly underweight in fixed income as a whole, the Portfolio continued to benefit from the positioning of its fixed income component. This included exposure to U.S. corporate bonds (both convertible and high yield), emerging market debt, and U.S. government and European Union sovereign debt.

What changes were made to the Portfolio during the period?

We continued to focus on attractively valued stocks, particularly in Asia and the United States. Our strategy over the past six months included increasing the quality of the equity portfolio and taking profits in those stocks that outperformed, notably in the energy and materials sectors.

We began the period with an equity weighting slightly below that of our Reference Portfolio at 56.8% of net assets (versus the benchmark's 60% weighting). As of June 30, 2005, the Portfolio's equity allocation stood at 58.3% of net assets, reflecting a modest increase primarily in our equity exposure to both Asia and Europe, which was partially offset by a slight reduction in our allocation to U.S. equity holdings.

The Portfolio was significantly underweight in fixed income securities for the duration of the six-month period, with 19% of net assets invested in bonds worldwide at the start of the period, as compared to the Reference Portfolio's fixed income allocation of 40%. During the period, the Portfolio's allocation to fixed income securities was increased slightly to 19.9% of net assets primarily due to an increase in our exposure to U.S. Treasury bonds coupled with a reduction in our weighting in European sovereign bonds. (Please note that the Portfolio's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.) Approximately 3.5% of the Portfolio's net assets was invested in convertible securities as of June 30, 2005, compared to 3.6% at December 31, 2004. These securities are reported as a portion of the Portfolio's fixed income securities, although some of these securities may tend to perform similarly to equities.

Reflecting the changes outlined above, the Portfolio's cash holdings decreased slightly from 24.2% of net assets to 21.8% over the past six months. Cash is actively managed and, as such, allocations to cash are an integral part of the Portfolio's investment strategy. Currently, most of the Portfolio's cash is considered zero-duration fixed income, and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.

How would you characterize the Portfolio's position at the close of the period?

Compared to its Reference Portfolio, the Portfolio ended the period slightly underweight in equities, significantly underweight in fixed income securities and overweight in cash equivalents.

Within the equity segment, the Portfolio ended the period slightly underweight in U.S. and European stocks and overweight in Asian stocks. In terms of sector allocations, the Portfolio was overweight in the energy, materials and telecommunications industries and underweight in consumer discretionary, health care, financials, technology, utilities, consumer staples and industrials. The investment team continues to look for undervalued companies that are expected to generate above-average rates of return.

At June 30, 2005, the Portfolio had little exposure to long-term, high-grade fixed income securities in the United States, as we find the current yield on these instruments to be unattractive relative to the associated risk of higher interest rates. As for currency exposure, we ended the period with an underweight in the euro and the U.S. dollar. We have small overweight positions in several Asian currencies.

Although the Portfolio's equity allocation was modestly underweight relative to the Reference Portfolio at period-end, it was still higher than during most of the Portfolio's history. Thus, as mentioned in previous reports to shareholders, we expect the Portfolio may exhibit a somewhat higher beta (a measure of risk) versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Portfolio's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.

Dennis Stattman
Vice President and Senior Portfolio Manager

--------------------------------------------------------------------------------
Effective May 1, 2005, the name of the Portfolio was changed to Mercury Global Allocation Strategy Portfolio of FAM Series Fund, Inc. This change has no impact on the Portfolio's investment objective or its management team, nor does it result in a change to the Portfolio's symbol.
--------------------------------------------------------------------------------

================================================================================
Mercury High Yield Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Mercury High Yield Portfolio returned -0.69%. For the same period, the Portfolio's benchmark, the Credit Suisse First Boston (CSFB) High Yield Index, returned +0.77%, and its comparable Lipper category of High Current Yield Funds had an average return of -0.08%. (Funds in this Lipper category seek high relative current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

The first half of 2005 was a volatile period for the high yield market. Credit spreads (the difference in yield offered by high yield securities compared to U.S. Treasury issues of comparable maturity) contracted to historically tight levels early in 2005 before giving way to a sharp correction in March. Negative earnings revisions by investment grade companies General Motors Corp. and Ford Motor Co., combined with fears of rising inflation, Treasury market volatility, and rumors of hedge fund losses, led to increased investor caution. High yield mutual funds experienced heavy outflows. April was also a month of poor performance, prompted by further adverse developments in the automotive sector, as well as weak economic data. The correction ended in mid-May, as some favorable economic growth and inflation data, coupled with the resolution of GM's credit rating situation, seemed to calm investors. High yield mutual funds reported a $1 billion inflow for the last week of May. The market continued to advance in June, spurred by a rating upgrade for El Paso Corp. and asset sales at Calpine Corp., two bellwether high yield issuers.

What factors most influenced Portfolio performance?

Adverse security selection and, to a lesser extent, sector allocation, hindered the Portfolio's results versus the benchmark. In particular, security selection in manufacturing, packaging, energy-other, automotive and utilities detracted from results. Several individual credits were hurt by high oil prices and/or operating miscues.

Regarding sector allocation, an overweight position in airlines hindered performance versus the benchmark as this sector was plagued by high fuel costs, labor strife and overcapacity. Our focus on secured instruments, such as enhanced equipment trust certificates, proved beneficial to performance. (An enhanced equipment trust certificate is a debt issue secured by a pool of collateral in the form of aircraft.)

At the individual security level, a subordinated bond of Tekni-Plex, Inc., a plastic packaging producer, had the largest negative impact on the Portfolio's return. High resin costs and weak demand in the company's garden hose business squeezed its profits. Encouraging recent developments include an infusion of new equity and an easing of resin prices. Another bond that fell precipitously during the period was an issue of Trimas Corp. This diversified industrial company reported decent earnings, but then lowered guidance for the second quarter. Investors are also concerned about bank covenants. Trimas management's recent meeting with bondholders was reassuring. Also declining sharply was a bond of heating distributor Star Gas Partners, LP, which fell from well over par to the low $90s after the company announced weak earnings.

What changes were made to the Portfolio during the period?

We made a few changes to the Portfolio's industry weights during the period, although none of them was significant. Our market-weight positions in chemicals, energy exploration and production, and steel were all reduced to underweights. The chemical group had a very strong return in 2004, so we elected to take profits in some of our winners. In the steel sector, we sold several holdings based on our belief that the extremely favorable fundamentals that had been benefiting the industry were unlikely to continue.

We increased our overweighting in the services sector with the addition of new-issue purchases. We also modestly increased our exposure to broadcasting and gaming, which generally are fairly stable sectors. This supports our efforts to gradually boost the Portfolio's average credit quality.

How would you characterize the Portfolio's position at the close of the period?

At June 30, 2005, the Portfolio's largest overweights relative to the benchmark CSFB High Yield Index were in manufacturing, packaging and services. We favor manufacturing given the encouraging data from the Institute for Supply Management, which indicates that the industrial economy is expanding, albeit at a slower pace in recent months. We also like packaging because of its stable end markets--food and beverage and household products, such as detergent bottles. While the plastic packaging producers have experienced profit margin compression this year, it appears that resin costs are starting to ease. We favor services for the generally recession-resistant nature of the markets served--waste collection and prison management, for example.

The Portfolio's most significant underweights at period-end were in health care, a sector that we believe offers little relative value, and telecommunication services, an industry plagued by intense competition. The Portfolio had an average Standard & Poor's credit rating of B at the end of the period, comparable to that of its benchmark. The cash position was approximately 7% of net assets. We intend to participate selectively in higher-quality new issues, as this is where we believe the best relative value can be found.

Robert Murray, CFA
Vice President and Portfolio Manager

--------------------------------------------------------------------------------
Effective May 1, 2005, the name of the Portfolio was changed to Mercury High Yield Portfolio of FAM Series Fund, Inc. This change has no impact on the Portfolio's investment objective or its management team, nor does it result in a change to the Portfolio's symbol.
--------------------------------------------------------------------------------

================================================================================
Mercury Intermediate Government Bond Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Mercury Intermediate Government Bond Portfolio provided a total return of +3.13%, outperforming its benchmark, the Citigroup Government/Mortgage Index, which returned +2.61% for the same period.

Over the past six months, the Federal Reserve Board (the Fed) continued on its measured monetary tightening campaign, raising the federal funds rate (the short-term interest rate target) 25 basis points (0.25%) at each of its four meetings during the period. This brought the federal funds level to 3.25% at period-end, compared to just 1% in June 2004. In response to the Fed action, rates at the short end of the yield curve continued to rise. Longer-term bond yields, in the meantime, declined. This resulted in a significant flattening of the yield curve--a phenomenon that Fed Chairman Alan Greenspan has described as a "conundrum."

The two-year Treasury note yield rose from 3.08% to 3.66% over the past six months, whereas the 10-year Treasury yield declined from 4.24% to 3.94%, bringing the spread between two-year and 10-year notes from 116 basis points at the end of December 2004 to just 28 basis points at June 30, 2005. Because bond prices move in the opposite direction of yields, longer-maturity fixed income investments significantly outperformed short-term fixed income investments.

Despite the yield curve flattening trend, interest rate volatility along the curve actually declined during the period. This was largely because the Fed had clearly articulated its intention to increase interest rates at a measured pace, and the short-term rate hikes were generally priced into the market. Amid the fairly subdued volatility, mortgage-backed securities (MBS) performed quite well compared to the U.S. Treasury market. The lower interest rate volatility reduced prepayment risk, which allowed MBS yield spreads to narrow versus Treasuries, contributing to strong total return performance. Notably, although long-term interest rates declined during the period, it was not enough to trigger a meaningful mortgage-refinancing event.

Amid these conditions, the Portfolio was able to outpace its benchmark. This was largely due to its emphasis on spread products, such as MBS and Government National Mortgage Association (GNMA, or Ginnie Mae) project loans, and a focus on longer-duration assets.

What factors most influenced Portfolio performance?

Our yield curve positioning benefited performance during the period. In particular, we limited exposure to short-duration assets (one to three years) while emphasizing the longer end of the yield curve (seven to 30 years). This helped us to avoid much of the negative price impact associated with rising short-term interest rates.

Also contributing to Portfolio performance was our focus on the GNMA project loan sector. GNMA project loans represent mortgages of hospitals, healthcare centers, nursing homes and low- to moderate-income multi-family dwellings. These securities are 100% guaranteed by the full faith and credit of the U.S. government. However, unlike the residential mortgages in which the Portfolio invests, they offer prepayment protection through penalty provisions. That is, the project loans are less apt to prepay because there are penalties associated with the prepayment. As a result, the cash flow streams from these securities are more predictable, making for a generally more stable investment. During this particular period, yield spreads on these issues (versus Treasury issues with comparable maturities) narrowed by 10 to 15 basis points, providing a boost to their total return.

Performance also benefited from our use of total return index swaps on the MBS and Treasury indexes, in conjunction with floating rate LIBOR (London InterBank Offer Rate) investments. This allowed us access to total returns above those offered by the indexes alone. Additionally, we were successfully able to use a "dollar roll" strategy to add total return to our MBS holdings. Essentially, this strategy is designed to take advantage of supply/demand imbalances in the MBS market to achieve incremental return during periods when supply is limited.

Offsetting the positives to some extent was our use of 10-year interest rate swaps. Given our emphasis on longer-duration assets, we used the swaps to partially hedge the overall duration exposure of the Portfolio. Longer-duration assets are more sensitive to interest rate increases, and our goal was to protect the Portfolio's net asset value in the event of rising long-term interest rates. With the Fed on an interest rate-hiking campaign, conventional wisdom tells us that long-term yields should rise as well. Thus, the significant decline in long-term rates came as a surprise--to us and to the Fed. Under these circumstances, our hedging strategy limited some of the price appreciation of the Portfolio's longer-term holdings.

What changes were made to the Portfolio during the period?

As mentioned earlier, the strong performance from the Portfolio's GNMA project loans contributed meaningfully to performance. Given the significant tightening of spreads in this sector, we took the opportunity to lock in some gains, and decreased our exposure from 55% of net assets to 42% at period-end. At the same time, we increased the Portfolio's position in U.S. Treasury securities from 19% of net assets to 25%. In addition, we increased the Portfolio's duration over the six-month period from 3.79 years to 3.86 years. This was at the low end of our overall target duration profile of 3.85 years - 4.10 years.

How would you characterize the Portfolio's position at the close of the period?

With global economic growth moderating and prospects for inflation likely to remain fairly contained, we would expect overall interest rate volatility to remain low by historical measures. We believe this environment remains supportive of spread sectors, such as the MBS market, which should benefit with solid total return performance. Although market technicals for spread product are not quite as compelling as last year, we expect that these securities can continue to benefit from favorable supply/demand dynamics and the relatively low interest rate volatility. Although MBS option-adjusted spreads are currently fair, we believe there will be more attractive opportunities to increase our allocation to the sector as spreads periodically widen and offer a compelling investment case. Having said that, the yield spread advantage versus U.S. Treasury securities remains attractive and should help cushion the Portfolio's net asset value in the case of rising long-term interest rates.

At period-end, the Portfolio was invested 25% in U.S. Treasury securities, 1% in U.S. agency securities, 32% in MBS and 42% in GNMA project loans. This compared to the benchmark's composition of 37% Treasury securities, 16% agency securities, 47% MBS and 0% GNMA project loans. The Portfolio's duration at June 30, 2005, stood at 3.86 years, compared to the benchmark duration of 3.75 years.

Theodore J. Magnani
Vice President and Portfolio Manager

--------------------------------------------------------------------------------
Effective May 1, 2005, the name of the Portfolio was changed to Mercury Intermediate Government Bond Portfolio of FAM Series Fund, Inc. This change has no impact on the Portfolio's investment objective or its management team, nor does it result in a change to the Portfolio's symbol.
--------------------------------------------------------------------------------

================================================================================
Mercury Large Cap Core Strategy Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Mercury Large Cap Core Strategy Portfolio had a total return of +4.09%, far exceeding the +0.11% return of the benchmark Russell 1000 Index. In addition, the Portfolio significantly outperformed its comparable Lipper category of Multi-Cap Core Funds, which posted an average return of -1.45% for the same six-month period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.)

The Portfolio invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. Stock selection contributed positively to returns in most sectors, including health care (particularly healthcare providers and services), financials (particularly insurance) and consumer discretionary (particularly retailers). In energy, the combination of a sector overweight and effective stock selection enhanced returns. Conversely, our positions in the technology and materials sectors detracted from performance.

At the individual stock level, the largest positive contributors to performance during the six-month period were Valero Energy Corp., Abercrombie & Fitch Co., Nordstrom, Inc., Sunoco, Inc. and ConocoPhillips. In addition, our underweight position in International Business Machines Corp. had a positive impact on the Portfolio's return. The largest detractors from relative performance included Cree, Inc., QLogic Corp., Harman International Industries, Inc., Computer Services Corp. and Exxon Mobil Corp.

Because the Portfolio invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. After posting impressive gains in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of the new year. The rally that followed the conclusion of the presidential election in November was hampered by concerns over inflation, a weak U.S. dollar and continuing interest rate hikes by the Federal Reserve Board (the "Fed"). The Fed has increased the federal funds rate nine consecutive times since June 2004, bringing the short-term interest rate target to 3.25% at period-end, up from 1% a year earlier. Oil prices fluctuated and achieved record highs on more than one occasion during the six-month period, leading to inflationary concerns, but also contributing to strong performance from the energy sector. March and April were the weakest months for the market, but gave way to an upturn in May and June. By this time, first quarter 2005 gross domestic product (GDP) had been revised upward to 3.8% and consumer confidence rose to a three-year high, contributing to a small market rally (led by technology and energy stocks) that took us through period-end.

Despite concerns regarding a slowdown in economic and earnings growth, corporations generally appear to have posted solid profit growth in the first half of the year and consumer activity remained relatively healthy. After years of cost-cutting and low interest rates, corporate balance sheets appear to be flush with cash, which has allowed companies the financial flexibility to pursue shareholder-friendly transactions, such as share buybacks, increased dividends, and mergers and acquisitions. While somewhat volatile overall, the six-month period did present sufficient opportunities for investment, on which the Portfolio was able to capitalize.

What changes were made to the Portfolio during the period?

For some time now, we have enjoyed the benefits of a procyclical bias in the Portfolio--a focus we maintained throughout the current reporting period. Our stock selection process continued to lead us to sectors and stocks positioned to benefit most in an improving economy.

Overall, we continued to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up process, we increased the Portfolio's positions in health care, energy and technology, while reducing exposure to consumer discretionary, industrials and materials.

The largest purchases during the period included Exxon Mobil, Best Buy Co., Inc., UnitedHealth Group, Inc., Yellow Roadway Corp. and QLogic. The largest sales included Chevron Corp., Home Depot, Inc., McDonald's Corp., Adobe Systems Inc. and SLM Corp. These transactions reflected our ongoing refinement of the Portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

How would you characterize the Portfolio's position at the close of the period?

We ended the period with a portfolio make-up that generally continued to reflect our procyclical bias. The Portfolio's largest overweights as of June 30, 2005, were in information technology, which we believe should benefit from strong earnings growth, energy and health care. The largest underweights were in financials, which tend to underperform in periods of rising interest rates, consumer staples, industrials and telecommunications services.

Companies exhibiting good earnings momentum, earnings surprise and valuation characteristics continue to deliver strong performance, and we remain committed to these disciplines for stock selection. While we expect the stock market to continue to face a number of crosscurrents in the months ahead, we believe there are still several positives working in favor of equities. Having said that, we continue to believe that a highly diversified portfolio and a focus on individual security selection (rather than a more macro approach) is appropriate and should be rewarded on a relative basis.

Robert C. Doll, Jr.
President, Director and Portfolio Manager

--------------------------------------------------------------------------------
Effective May 1, 2005, the name of the Portfolio was changed to Mercury Large Cap Core Strategy Portfolio of FAM Series Fund, Inc. This change has no impact on the Portfolio's investment objective or its management team, nor does it result in a change to the Portfolio's symbol.
--------------------------------------------------------------------------------

================================================================================
Mercury Money Reserve Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Mercury Money Reserve Portfolio paid shareholders a net annualized dividend of 2.36%. As of June 30, 2005, the Portfolio had a seven-day yield of 2.75%. The Portfolio's average maturity at June 30, 2005 was 61 days, compared to 53 days at December 31, 2004. The Portfolio's average maturity during the six-month period ranged from a low of 43 days to a high of 64 days.

For the most part, the economy remained on solid ground throughout the past six months. After growing at an annualized rate of 4.4% in 2004, gross domestic product (GDP) grew at a 3.8% annualized rate during the first quarter of 2005. Current expectations for the second quarter, while somewhat weaker, are for growth to remain healthy.

In the past several months, the major market themes have centered on inflation--particularly the price of oil. Inflation showed signs of increasing at both the producer and consumer levels, but still remained fairly subdued. Nevertheless, the Federal Reserve Board (the Fed) continued to target higher interest rates to combat inflation expectations. The federal funds rate stood at 3.25% by the end of the period, the result of nine consecutive rate hikes since June 2004. Market expectations are for another rate increase of 25 basis points (.25%) at the next Federal Open Market Committee (FOMC) meeting on August 9. The Fed maintained its commitment to a measured monetary tightening program even in the face of rising oil prices, which many feared could increase inflationary pressures and threaten the economic growth forecasts at certain points throughout the period. Nevertheless, the oil price shocks were largely absorbed by the markets.

As short-term interest rates increased in concert with the Fed rate hikes, long-term interest rates remained stubbornly low, even declining, and producing what Fed Chairman Alan Greenspan in February described as a "conundrum." The result was a considerable flattening of the yield curve. At June 30, 2005, the yield spread between two-year and 10-year U.S. Treasury notes was only 28 basis points.

Issuance of Treasury securities continued to increase, mainly to fund the significant budget and trade deficits. Notably, the heavy supply continued to be absorbed by foreign interest in holding U.S. assets. The Treasury has remained prudent in its issuance of Treasury bills by adjusting the size of the weekly four-week bill as a cash management tool. In addition, the government's increased collection of both corporate and individual payroll taxes--coincident with improving employment--has helped offset the need for additional supply in the short end.

How did you manage the Portfolio during the period?

Heading into the period, the Portfolio had a large position in floating rate securities. Because their coupons continuously reset, floating rate securities provide significant protection against the risk of rising interest rates. As a result of our floating rate positions, we were able to maintain a more neutral duration relative to the market, when a rising rate environment typically might call for a slightly shorter duration. Early in the period, with the Fed clearly continuing a policy of monetary tightening, we maintained the bulk of our assets in the front end of the yield curve. Our strategy was to purchase securities with maturities around the upcoming FOMC meetings in order to take advantage of higher interest rates as the Fed tightened monetary policy. With a small percentage of the portfolio, we purchased securities in the six-month and nine-month areas of the yield curve--sectors we believed were priced correctly given our view that we would likely see 25 basis-point interest rate hikes at every FOMC meeting.

How would you characterize the Portfolio's position at the close of the period?

We continue to target an average portfolio duration in the 60-day range, reflecting our cautiously constructive view that there are sectors of the yield curve that represent value. Although the federal funds rate is sure to increase over the near term, we believe that future policy decisions in the third and fourth quarters of 2005 will be more dependent on the economic data releases. Several factors appear to be threatening the consumer and ultimately could hinder sustainable economic growth: higher interest rates may curtail the wealth effect generated by housing prices and mortgage refinancing; job creation has not proved consistent enough to support wage growth; and oil prices, while possibly inflationary, seem to pose a greater risk in reducing discretionary spending.

While our strategy early in the period called for significant exposure to variable rate notes, higher, less attractive spreads have led us to reduce exposure to this sector (maturing variable rate notes have not been replaced). Low long-term rates have motivated issuers to write more fixed rate debt, leading to less variable rate supply and thus collapsing spreads. If this trend reverses, we will look to re-establish our floating rate positions. Currently, given the steepness of the yield curve, we believe there is value in the six-month, nine-month and 12-month sectors of the curve.

The Portfolio's composition, as a percentage of net assets, at the end of June and as of our last report to shareholders is detailed below:

      -------------------------------------------------------------------------------------------------
                                                                                   6/30/05     12/31/04
      -------------------------------------------------------------------------------------------------
      Certificates of Deposit--Euro ............................................      2.2%         --
      Certificates of Deposit--Yankee ..........................................      3.4         2.0%
      Commercial Paper .........................................................     52.0        44.9
      Corporate Bonds ..........................................................      1.5          --
      Funding Agreements .......................................................      8.2         9.4
      Medium-Term Notes ........................................................     11.5        11.2
      Master Notes .............................................................      0.8          --
      Repurchase Agreements ....................................................      4.9         5.3
      U.S. Government Agency and Instrumentality Obligations--Discount .........      1.6          --
      U.S. Government Agency and Instrumentality Obligations--
          Non-Discount .........................................................     13.8        27.1
      Other Assets Less Liabilities ............................................      0.1         0.1
                                                                                    -----       -----
      Total ....................................................................    100.0%      100.0%
                                                                                    =====       =====
      -------------------------------------------------------------------------------------------------

Jacqueline Rogers
Vice President and Portfolio Manager

--------------------------------------------------------------------------------
Effective May 1, 2005, the name of the Portfolio was changed to Mercury Money Reserves Portfolio of FAM Series Fund, Inc. This change has no impact on the Portfolio's investment objective or its management team, nor does it result in a change to the Portfolio's symbol.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Performance Information
As of June 30, 2005
================================================================================
                           Recent Performance Results*
--------------------------------------------------------------------------------

                                                        6-Month    12-Month
                                                         Total       Total      Standardized
                                                        Return      Return      30-Day Yield
--------------------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio             -0.24%      + 5.72%           --
--------------------------------------------------------------------------------------------
Mercury Core Bond Strategy Portfolio                    +2.23       + 6.67          3.06%
--------------------------------------------------------------------------------------------
Mercury Fundamental Growth Strategy Portfolio           -0.38       + 3.77            --
--------------------------------------------------------------------------------------------
Mercury Global Allocation Strategy Portfolio            +1.21       +12.19            --
--------------------------------------------------------------------------------------------
Mercury High Yield Portfolio                            -0.69       + 8.55          7.79
--------------------------------------------------------------------------------------------
Mercury Intermediate Government Bond Portfolio          +3.13       + 7.00          3.36
--------------------------------------------------------------------------------------------
Mercury Large Cap Core Strategy Portfolio               +4.09       +15.81            --
--------------------------------------------------------------------------------------------

================================================================================
                          Average Annual Total Returns*
--------------------------------------------------------------------------------

                                                         One       Five Years    Ten Years
                                                     Year Ended      Ended         Ended
                                                       6/30/05      6/30/05       6/30/05
--------------------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio            + 5.72%       -0.16%        + 7.04%
--------------------------------------------------------------------------------------------
Mercury Core Bond Strategy Portfolio                   + 6.67        +7.38         + 6.34
--------------------------------------------------------------------------------------------
Mercury Fundamental Growth Strategy Portfolio          + 3.77        -6.84         +10.37
--------------------------------------------------------------------------------------------
Mercury Global Allocation Strategy Portfolio           +12.19        +3.84         + 7.94
--------------------------------------------------------------------------------------------
Mercury High Yield Portfolio                           + 8.55        +5.40         + 5.40
--------------------------------------------------------------------------------------------
Mercury Intermediate Government Bond Portfolio         + 7.00        +6.70         + 6.23
--------------------------------------------------------------------------------------------
Mercury Large Cap Core Strategy Portfolio              +15.81        +0.68         + 9.76
--------------------------------------------------------------------------------------------

* Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Disclosure of Expenses
================================================================================

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

===========================================================================================================================
                                                                                                 Expenses Paid
                                                             Beginning     Ending Account     During the Period*  Annualized
                                                           Account Value        Value         January 1, 2005 to   Expense
Actual                                                    January 1, 2005   June 30, 2005        June 30, 2005      Ratio
---------------------------------------------------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio                   $1,000          $  997.60             $2.03           .41%
---------------------------------------------------------------------------------------------------------------------------
Mercury Core Bond Strategy Portfolio                          $1,000          $1,022.30             $2.36           .47%
---------------------------------------------------------------------------------------------------------------------------
Mercury Fundamental Growth Strategy Portfolio                 $1,000          $  996.20             $2.08           .42%
---------------------------------------------------------------------------------------------------------------------------
Mercury Global Allocation Strategy Portfolio                  $1,000          $1,012.10             $2.39           .48%
---------------------------------------------------------------------------------------------------------------------------
Mercury High Yield Portfolio                                  $1,000          $  993.10             $2.42           .49%
---------------------------------------------------------------------------------------------------------------------------
Mercury Intermediate Government Bond Portfolio                $1,000          $1,031.30             $2.22           .44%
---------------------------------------------------------------------------------------------------------------------------
Mercury Large Cap Core Strategy Portfolio                     $1,000          $1,040.90             $2.13           .42%
---------------------------------------------------------------------------------------------------------------------------
Mercury Money Reserve Portfolio                               $1,000          $1,011.50             $2.02           .41%
---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
Hypothetical (5% annual return before expenses)**
---------------------------------------------------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio                   $1,000          $1,022.77             $2.06           .41%
---------------------------------------------------------------------------------------------------------------------------
Mercury Core Bond Strategy Portfolio                          $1,000          $1,022.47             $2.36           .47%
---------------------------------------------------------------------------------------------------------------------------
Mercury Fundamental Growth Strategy Portfolio                 $1,000          $1,022.71             $2.11           .42%
---------------------------------------------------------------------------------------------------------------------------
Mercury Global Allocation Strategy Portfolio                  $1,000          $1,022.41             $2.41           .48%
---------------------------------------------------------------------------------------------------------------------------
Mercury High Yield Portfolio                                  $1,000          $1,022.36             $2.46           .49%
---------------------------------------------------------------------------------------------------------------------------
Mercury Intermediate Government Bond Portfolio                $1,000          $1,022.61             $2.21           .44%
---------------------------------------------------------------------------------------------------------------------------
Mercury Large Cap Core Strategy Portfolio                     $1,000          $1,022.71             $2.11           .42%
---------------------------------------------------------------------------------------------------------------------------
Mercury Money Reserve Portfolio                               $1,000          $1,022.51             $2.03           .41%
---------------------------------------------------------------------------------------------------------------------------

      * Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 for Mercury Balanced Capital Strategy Portfolio, Mercury Core Bond Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury High Yield Portfolio, Mercury Intermediate Government Bond Portfolio and Mercury Large Cap Core Strategy Portfolio and 179/365 for Mercury Money Reserve Portfolio (to reflect the one-half year period shown).

      ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)
================================================================================

                                     Shares
Industry*                             Held                                Common Stocks                            Value
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                          300,000    Honeywell International, Inc. ...............................  $ 10,989,000
Defense--3.6%                         50,000    Northrop Grumman Corp. ......................................     2,762,500
                                     225,000    Raytheon Co. ................................................     8,802,000
                                     160,000    United Technologies Corp. ...................................     8,216,000
                                                                                                               ------------
                                                                                                                 30,769,500
---------------------------------------------------------------------------------------------------------------------------
Beverages--1.1%                      200,000    Anheuser-Busch Cos., Inc. ...................................     9,150,000
---------------------------------------------------------------------------------------------------------------------------
Building Products--1.1%              300,000    Masco Corp. .................................................     9,528,000
---------------------------------------------------------------------------------------------------------------------------
Capital Markets--2.6%                135,000    Janus Capital Group, Inc. ...................................     2,030,400
                                     350,000    Mellon Financial Corp. ......................................    10,041,500
                                     200,000    Morgan Stanley ..............................................    10,494,000
                                                                                                               ------------
                                                                                                                 22,565,900
---------------------------------------------------------------------------------------------------------------------------
Chemicals--1.0%                      200,000    E.I. du Pont de Nemours & Co. ...............................     8,602,000
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--2.5%               150,000    PNC Financial Services Group, Inc. ..........................     8,169,000
                                     215,000    Wells Fargo & Co. ...........................................    13,239,700
                                                                                                               ------------
                                                                                                                 21,408,700
---------------------------------------------------------------------------------------------------------------------------
Communications                       500,000    Cisco Systems, Inc. (a) .....................................     9,555,000
Equipment--2.1%                      500,000    CommScope, Inc. (a) .........................................     8,705,000
                                                                                                               ------------
                                                                                                                 18,260,000
---------------------------------------------------------------------------------------------------------------------------
Computers &                          125,000    Hewlett-Packard Co. .........................................     2,938,750
Peripherals--1.4%                    125,000    International Business Machines Corp. .......................     9,275,000
                                                                                                               ------------
                                                                                                                 12,213,750
---------------------------------------------------------------------------------------------------------------------------
Diversified Financial                260,000    Citigroup, Inc. .............................................    12,019,800
Services--2.3%                       205,000    JPMorgan Chase & Co. ........................................     7,240,600
                                                                                                               ------------
                                                                                                                 19,260,400
---------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication        275,000    Verizon Communications, Inc. ................................     9,501,250
Services--1.1%
---------------------------------------------------------------------------------------------------------------------------
Electronic Equipment &                75,000    Agilent Technologies, Inc. (a) ..............................     1,726,500
Instruments--0.2%
---------------------------------------------------------------------------------------------------------------------------
Energy Equipment &                   150,000    GlobalSantaFe Corp. .........................................     6,120,000
Services--2.1%                        75,000    Schlumberger Ltd. ...........................................     5,695,500
                                     100,000    Weatherford International Ltd. (a) ..........................     5,798,000
                                                                                                               ------------
                                                                                                                 17,613,500
---------------------------------------------------------------------------------------------------------------------------
Food Products--3.8%                  185,000    Cadbury Schweppes Plc .......................................     7,091,050
                                     100,000    General Mills, Inc. .........................................     4,679,000
                                      45,000    Nestle SA Registered Shares .................................    11,521,349
                                     200,000    Sara Lee Corp. ..............................................     3,962,000
                                      75,000    Unilever NV (b) .............................................     4,862,250
                                                                                                               ------------
                                                                                                                 32,115,649
---------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &              300,000    Baxter International, Inc. ..................................    11,130,000
Supplies--1.3%
---------------------------------------------------------------------------------------------------------------------------
Health Care Providers &              125,000    AmerisourceBergen Corp. .....................................     8,643,750
Services--2.0%                       150,000    HCA, Inc. ...................................................     8,500,500
                                                                                                               ------------
                                                                                                                 17,144,250
---------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &                325,000    McDonald's Corp. ............................................     9,018,750
Leisure--1.1%
---------------------------------------------------------------------------------------------------------------------------
Household Products--1.5%             200,000    Kimberly-Clark Corp. ........................................    12,518,000
---------------------------------------------------------------------------------------------------------------------------
IT Services--1.1%                    300,000    Accenture Ltd. Class A (a) ..................................     6,801,000
                                      50,000    Computer Sciences Corp. (a) .................................     2,185,000
                                                                                                               ------------
                                                                                                                  8,986,000
---------------------------------------------------------------------------------------------------------------------------
Industrial                           350,000    General Electric Co. ........................................    12,127,500
Conglomerates--2.8%                  400,000    Tyco International Ltd. .....................................    11,680,000
                                                                                                               ------------
                                                                                                                 23,807,500
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                     Shares
Industry*                             Held                                Common Stocks                            Value
---------------------------------------------------------------------------------------------------------------------------
Insurance--4.0%                      280,000    ACE Ltd. ....................................................  $ 12,558,000
                                     175,000    American International Group, Inc. ..........................    10,167,500
                                     175,000    Prudential Financial, Inc. ..................................    11,490,500
                                                                                                               ------------
                                                                                                                 34,216,000
---------------------------------------------------------------------------------------------------------------------------
Machinery--1.3%                      300,000    Dover Corp. .................................................    10,914,000
---------------------------------------------------------------------------------------------------------------------------
Media--2.9%                          125,000    Comcast Corp. Special Class A (a) ...........................     3,743,750
                                     300,000    Interpublic Group of Cos., Inc. (a)(j) ......................     3,654,000
                                     365,000    News Corp. Class A ..........................................     5,905,700
                                     235,000    Viacom, Inc. Class B ........................................     7,524,700
                                     175,000    Walt Disney Co. .............................................     4,406,500
                                                                                                               ------------
                                                                                                                 25,234,650
---------------------------------------------------------------------------------------------------------------------------
Metals & Mining--1.2%                205,000    Alcoa, Inc. .................................................     5,356,650
                                     150,000    United States Steel Corp. ...................................     5,155,500
                                                                                                               ------------
                                                                                                                 10,512,150
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                250,000    Devon Energy Corp. ..........................................    12,670,000
Fuels--5.9%                          275,000    EnCana Corp. ................................................    10,887,250
                                     125,000    Exxon Mobil Corp. ...........................................     7,183,750
                                     250,000    Murphy Oil Corp. ............................................    13,057,500
                                      60,000    Total SA (b) ................................................     7,011,000
                                                                                                               ------------
                                                                                                                 50,809,500
---------------------------------------------------------------------------------------------------------------------------
Paper & Forest                       300,000    International Paper Co. .....................................     9,063,000
Products--2.0%                       125,000    Weyerhaeuser Co. ............................................     7,956,250
                                                                                                               ------------
                                                                                                                 17,019,250
---------------------------------------------------------------------------------------------------------------------------
Personal Products--0.4%              100,000    Avon Products, Inc. .........................................     3,785,000
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--3.0%                175,000    GlaxoSmithKline Plc (b) .....................................     8,489,250
                                     305,000    Schering-Plough Corp. .......................................     5,813,300
                                     255,000    Wyeth .......................................................    11,347,500
                                                                                                               ------------
                                                                                                                 25,650,050
---------------------------------------------------------------------------------------------------------------------------
Road & Rail--0.7%                     50,000    Burlington Northern Santa Fe Corp. ..........................     2,354,000
                                      85,000    CSX Corp. ...................................................     3,626,100
                                                                                                               ------------
                                                                                                                  5,980,100
---------------------------------------------------------------------------------------------------------------------------
Semiconductors &                     375,000    Applied Materials, Inc. .....................................     6,067,500
Semiconductor                        300,000    Intel Corp. .................................................     7,818,000
Equipment--2.2%                      225,000    Intersil Corp. Class A ......................................     4,223,250
                                     100,000    Micron Technology, Inc. (a)(j) ..............................     1,021,000
                                                                                                               ------------
                                                                                                                 19,129,750
---------------------------------------------------------------------------------------------------------------------------
Software--2.9%                       115,000    Citrix Systems, Inc. (a) ....................................     2,490,900
                                      25,000    Electronic Arts, Inc. (a) ...................................     1,415,250
                                     515,000    Microsoft Corp. .............................................    12,792,600
                                     300,000    Siebel Systems, Inc. ........................................     2,670,000
                                     230,000    Symantec Corp. (a) ..........................................     5,000,200
                                                                                                               ------------
                                                                                                                 24,368,950
---------------------------------------------------------------------------------------------------------------------------
Specialty Retail--2.1%               350,000    Limited Brands ..............................................     7,497,000
                                     365,000    Office Depot, Inc. (a) ......................................     8,336,600
                                     100,000    TJX Cos., Inc. ..............................................     2,435,000
                                                                                                               ------------
                                                                                                                 18,268,600
---------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                   150,000    Fannie Mae ..................................................     8,760,000
Finance--1.0%
---------------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks
                                                (Cost--$506,354,888)--64.3%                                     549,967,649
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                                       Preferred Securities
---------------------------------------------------------------------------------------------------------------------------
                                      Face
Industry*                            Amount                               Capital Trusts                            Value
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.0%        USD    335,000    BAC Capital Trust VI, 5.625% due 3/08/2035 ..................    $  344,548
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                340,000    Pemex Project Funding Master Trust
Fuels--0.1%                                       7.375% due 12/15/2014 .....................................       381,310
---------------------------------------------------------------------------------------------------------------------------
                                                Total Capital Trusts (Cost--$689,952)--0.1%                         725,858
---------------------------------------------------------------------------------------------------------------------------
                                     Shares
                                      Held                              Preferred Stocks
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.1%                    56    DG Funding Trust, 5.74% (d) .................................       600,950
---------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.0%               5,300    Duquesne Light Co., 6.50% ...................................       276,130
---------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                    20,800    Fannie Mae, 7% ..............................................     1,153,751
Finance--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                Total Preferred Stocks (Cost--$2,038,202)--0.2% .............     2,030,831
---------------------------------------------------------------------------------------------------------------------------
                                     Face
                                    Amount                              Trust Preferred
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                   USD  1,680,000    RC Trust I, 7% due 5/15/2006 ................................     1,701,732
Defense--0.2%
---------------------------------------------------------------------------------------------------------------------------
                                                Total Trust Preferred (Cost--$1,727,105)--0.2%                    1,701,732
---------------------------------------------------------------------------------------------------------------------------
                                                Total Preferred Securities
                                                (Cost--$4,455,259)--0.5%                                          4,458,421
---------------------------------------------------------------------------------------------------------------------------

                                                                         Corporate Bonds
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                          895,000    Goodrich Corp., 6.60% due 5/15/2009 .........................       960,338
Defense--0.1%                         10,000    Raytheon Co., 8.30% due 3/01/2010 ...........................        11,589
                                                                                                                 ----------
                                                                                                                    971,927
---------------------------------------------------------------------------------------------------------------------------
Airlines--0.0%                       281,660    American Airlines, Inc. Series 2003-1, 3.857%
                                                  due 1/09/2012 .............................................       276,404
---------------------------------------------------------------------------------------------------------------------------
Automobiles--0.1%                               DaimlerChrysler NA Holding Corp.:
                                     350,000      4.75% due 1/15/2008 .......................................       351,352
                                     330,000      7.75% due 1/18/2011 .......................................       372,504
                                                                                                                 ----------
                                                                                                                    723,856
---------------------------------------------------------------------------------------------------------------------------
Biotechnology--0.2%                 1,430,000   Abgenix, Inc., 3.50% due 3/15/2007 (f) ......................     1,351,350
---------------------------------------------------------------------------------------------------------------------------
Capital Markets--0.9%                535,000    The Bear Stearns Cos., Inc., 3.49% due 1/30/2009 (c) ........       537,321
                                     725,000    Credit Suisse First Boston USA, Inc., 4.70% due 6/01/2009 ...       736,728
                                                Goldman Sachs Group, Inc.:
                                   1,315,000      5.70% due 9/01/2012 .......................................     1,399,188
                                     685,000      5.25% due 10/15/2013 ......................................       706,854
                                                Lehman Brothers Holdings, Inc.:
                                      30,000      4% due 1/22/2008 ..........................................        29,893
                                     800,000      3.50% due 8/07/2008 .......................................       783,416
                                     255,000    Mellon Funding Corp., 4.875% due 6/15/2007 ..................       257,921
                                                Sigma Finance Corp. (c):
                                   2,300,000      5.768% due 8/15/2011 (e) ..................................     2,300,000
                                   1,100,000      5.89% due 3/31/2014 (d) ...................................     1,110,541
                                                                                                                 ----------
                                                                                                                  7,861,862
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.7%               300,000    Bank One Corp., 8% due 4/29/2027 ............................       398,533
                                     590,000    Bank of America Corp., 4.875% due 9/15/2012 .................       606,813
                                     620,000    Barclays Bank Plc, 8.55% (d)(k) .............................       745,906
                                     435,000    Corporacion Andina de Fomento, 6.875% due 3/15/2012 .........       487,050
                                     105,000    FirstBank Puerto Rico, 7.625% due 12/20/2005 ................       105,804
                                     540,000    HSBC Bank USA NA, 5.875% due 11/01/2034 .....................       588,456
                                     145,000    Hudson United Bancorp, 8.20% due 9/15/2006 ..................       151,180
                                     350,000    PNC Bank NA, 5.25% due 1/15/2017 ............................       362,243
                                     370,000    PNC Funding Corp., 6.125% due 2/15/2009 .....................       392,946
                                     235,000    Popular North America, Inc., 3.875% due 10/01/2008 ..........       232,470
                                     790,000    Sovereign Bank, 5.125% due 3/15/2013 ........................       805,582

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
Industry*                            Amount                           Corporate Bonds                               Value
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks              USD    485,000    Wells Fargo & Co., 5% due 11/15/2014 ........................    $  499,353
(concluded)                          520,000    Westpac Banking Corp., 4.625% due 6/01/2018 .................       502,559
                                                                                                                 ----------
                                                                                                                  5,878,895
---------------------------------------------------------------------------------------------------------------------------
Commercial Services &                290,000    Aramark Services, Inc., 5% due 6/01/2012 ....................       290,387
Supplies--0.2%                                  Cendant Corp.:
                                     270,000      6.25% due 1/15/2008 .......................................       281,642
                                     730,000      7.375% due 1/15/2013 ......................................       835,820
                                     285,000    International Lease Finance Corp., 2.95%
                                                  due 5/23/2006 .............................................       282,520
                                                                                                                 ----------
                                                                                                                  1,690,369
---------------------------------------------------------------------------------------------------------------------------
Communications                       420,000    Alltel Corp., 4.656% due 5/17/2007 ..........................       423,297
Equipment--0.1%                      615,000    Harris Corp., 6.35% due 2/01/2028 ...........................       667,099
                                                                                                                 ----------
                                                                                                                  1,090,396
---------------------------------------------------------------------------------------------------------------------------
Consumer Finance--0.1%               400,000    Capital One Bank, 5.75% due 9/15/2010 .......................       422,124
                                     305,000    MBNA Corp., 4.625% due 9/15/2008 ............................       309,157
                                                                                                                 ----------
                                                                                                                    731,281
---------------------------------------------------------------------------------------------------------------------------
Containers &                         430,000    Sealed Air Corp., 5.375% due 4/15/2008 (d) ..................       440,349
Packaging--0.0%
---------------------------------------------------------------------------------------------------------------------------
Diversified Financial                           Citigroup, Inc.:
Services--0.9%                       990,000      5.625% due 8/27/2012 ......................................     1,057,448
                                     320,000      5.85% due 12/11/2034 ......................................       353,742
                                                General Electric Capital Corp.:
                                   2,325,000      6% due 6/15/2012 ..........................................     2,535,687
                                     660,000      6.75% due 3/15/2032 .......................................       814,432
                                   1,575,000    HSBC Finance Corp., 6.50% due 11/15/2008 ....................     1,681,065
                                                JPMorgan Chase & Co.:
                                     660,000      5.75% due 1/02/2013 .......................................       707,131
                                     530,000      4.75% due 3/01/2015 .......................................       530,508
                                                                                                                 ----------
                                                                                                                  7,680,013
---------------------------------------------------------------------------------------------------------------------------
Diversified                          330,000    BellSouth Corp., 6% due 11/15/2034 ..........................       350,917
Telecommunication                  1,005,000    Deutsche Telekom International Finance BV, 5.25%
Services--0.4%                                    due 7/22/2013 .............................................     1,043,421
                                     435,000    France Telecom SA, 8.50% due 3/01/2011 ......................       504,806
                                     250,000    GTE Corp., 6.84% due 4/15/2018 ..............................       284,777
                                     340,000    Royal KPN NV, 8% due 10/01/2010 .............................       393,693
                                     515,000    TELUS Corp., 7.50% due 6/01/2007 ............................       544,819
                                     400,000    Tele-Communications-TCI Group, 9.80% due 2/01/2012 ..........       509,479
                                                                                                                 ----------
                                                                                                                  3,631,912
---------------------------------------------------------------------------------------------------------------------------
Electric Utilities--1.1%           1,090,000    AEP Texas Central Co. Series D, 5.50% due 2/15/2013 .........     1,142,057
                                     370,000    Entergy Arkansas, Inc., 5.66% due 2/01/2025 .................       387,469
                                     530,000    Entergy Louisiana, Inc., 5.09% due 11/01/2014 ...............       529,559
                                     135,000    Exelon Corp., 6.75% due 5/01/2011 ...........................       149,922
                                     610,000    Exelon Generation Co. LLC, 5.35% due 1/15/2014 ..............       632,633
                                     670,000    FirstEnergy Corp. Series B, 6.45% due 11/15/2011 ............       732,059
                                   1,700,000    PPL Capital Funding, 4.32% due 5/18/2006 (c) ................     1,702,375
                                     330,000    PSEG Power LLC, 6.95% due 6/01/2012 .........................       370,962
                                     530,000    Pacific Gas & Electric Co., 6.05% due 3/01/2034 .............       584,107
                                     600,000    Pepco Holdings, Inc., 4% due 5/15/2010 ......................       585,427
                                   1,600,000    Pinnacle West Energy Corp., 4.004% due 4/01/2007 (c)(d) .....     1,600,254
                                     405,000    Public Service Co. of New Mexico, 4.40% due 9/15/2008 .......       405,290
                                     485,000    SPI Electricity & Gas Australia Holdings Pty Ltd.,
                                                  6.15% due 11/15/2013 (d) ..................................       529,820
                                      95,000    Southern California Edison Co., 3.87% due 1/13/2006 (c) .....        95,118
                                     320,000    Westar Energy, Inc., 6% due 7/01/2014 .......................       349,126
                                                                                                                 ----------
                                                                                                                  9,796,178
---------------------------------------------------------------------------------------------------------------------------
Electronic Equipment &             1,410,000    Celestica, Inc., 3.69%*** due 8/01/2020 (f) .................       791,362
Instruments--0.1%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
Industry*                            Amount                           Corporate Bonds                               Value
---------------------------------------------------------------------------------------------------------------------------
Food Products--0.1%           USD    605,000    Cadbury Schweppes US Finance LLC, 3.875%
                                                  due 10/01/2008 (d) ........................................    $  596,545
---------------------------------------------------------------------------------------------------------------------------
Foreign Government            EUR  1,362,000    Bundesobligation Series 143, 3.50% due 10/10/2008 ...........     1,715,228
Obligations--0.5%             USD    930,000    Italy Government International Bond, 4.50%
                                                  due 1/21/2015 .............................................       941,218
                                                Mexico Government International Bond:
                                     650,000      9.875% due 2/01/2010 ......................................       786,175
                                     265,000      6.375% due 1/16/2013 ......................................       284,477
                                     265,000      5.875% due 1/15/2014 ......................................       276,527
                                                                                                                 ----------
                                                                                                                  4,003,625
---------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.0%                  450,000    Panhandle Eastern Pipe Line Series B, 2.75% due 3/15/2007 ...       438,256
---------------------------------------------------------------------------------------------------------------------------
Health Care Providers &              382,000    Manor Care, Inc., 7.50% due 6/15/2006 .......................       391,884
Services--0.0%
---------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &                290,000    Harrah's Operating Co., Inc., 5.625% due 6/01/2015 (d) ......       295,379
Leisure--0.0%
---------------------------------------------------------------------------------------------------------------------------
Household Durables--0.3%                         DR Horton, Inc.:
                                     625,000      5% due 1/15/2009 ..........................................       625,351
                                     340,000      6.875% due 5/01/2013 ......................................       367,916
                                     480,000      5.625% due 9/15/2014 ......................................       479,308
                                                KB HOME:
                                     675,000      5.75% due 2/01/2014 .......................................       668,991
                                      30,000      5.875% due 1/15/2015 ......................................        29,765
                                                                                                                 ----------
                                                                                                                  2,171,331
---------------------------------------------------------------------------------------------------------------------------
IT Services--0.1%                    730,000    First Data Corp., 4.50% due 6/15/2010 .......................       736,617
---------------------------------------------------------------------------------------------------------------------------
Industrial                            30,000    General Electric Co., 5% due 2/01/2013 ......................        30,975
Conglomerates--0.2%                1,175,000    Tyco International Group SA, 6.75% due 2/15/2011 ............     1,304,370
                                                                                                                 ----------
                                                                                                                  1,335,345
---------------------------------------------------------------------------------------------------------------------------
Insurance--0.4%                      505,000    AON Corp., 6.70% due 1/15/2007 ..............................       521,069
                                     315,000    Montpelier Re Holdings Ltd., 6.125% due 8/15/2013 ...........       332,991
                                     590,000    NLV Financial Corp., 7.50% due 8/15/2033 (d) ................       680,720
                                     225,000    North Front Pass-Through Trust, 5.81% due
                                                12/15/2024 (c)(d) ...........................................       231,845
                                     235,000    Principal Life Global Funding I, 3.625% due 4/30/2008 (d) ...       231,619
                                     160,000    Prudential Financial, Inc., 4.104% due 11/15/2006 ...........       160,444
                                     575,000    Prudential Holdings LLC, 8.695% due 12/18/2023 (d) ..........       759,724
                                     180,000    Willis Group North America, Inc., 5.125% due 7/15/2010 ......       180,970
                                                                                                                 ----------
                                                                                                                  3,099,382
---------------------------------------------------------------------------------------------------------------------------
Media--0.6%                           35,000    COX Communications, Inc., 7.125% due 10/01/2012 .............        39,250
                                     600,000    Comcast Cable Communications, 6.375% due 1/30/2006 ..........       608,438
                                     953,000    Comcast Cable Communications Holdings, Inc.,
                                                  8.375% due 3/15/2013 ......................................     1,162,041
                                     505,000    Comcast Corp., 5.85% due 1/15/2010 ..........................       534,063
                                     910,000    Historic TW, Inc., 9.125% due 1/15/2013 .....................     1,149,924
                                     280,000    Media General, Inc., 6.95% due 9/01/2006 ....................       286,573
                                     830,000    News America, Inc., 6.75% due 1/09/2038 .....................       942,515
                                     270,000    Time Warner, Inc., 7.625% due 4/15/2031 .....................       337,200
                                                                                                                 ----------
                                                                                                                  5,060,004
---------------------------------------------------------------------------------------------------------------------------
Metals & Mining--0.1%                945,000    Textron Financial Corp., 2.75% due 6/01/2006 ................       935,833
---------------------------------------------------------------------------------------------------------------------------
Multi-Utilities--0.3%                 80,000    Ameren Corp., 4.263% due 5/15/2007 ..........................        80,067
                                                Dominion Resources, Inc. Series B:
                                     280,000      7.625% due 7/15/2005 ......................................       280,252
                                     350,000      3.568% due 5/15/2006 (c) ..................................       350,763
                                     295,000    Puget Energy, Inc., 5.483% due 6/01/2035 ....................       303,083
                                                Sempra Energy:
                                     330,000      4.621% due 5/17/2007 ......................................       331,558
                                     250,000      7.95% due 3/01/2010 .......................................       283,892
                                     250,000      6% due 2/01/2013 ..........................................       266,491

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
Industry*                            Amount                           Corporate Bonds                               Value
---------------------------------------------------------------------------------------------------------------------------
Multi-Utilities (concluded)   USD    375,000    Southern Power Co. Series B, 6.25% due 7/15/2012 ............   $   409,570
                                                                                                                -----------
                                                                                                                  2,305,676
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                315,000    Amerada Hess Corp., 7.125% due 3/15/2033 ....................       373,625
Fuels--0.7%                          295,000    Colonial Pipeline Co., 7.63% due 4/15/2032 ..................       402,283
                                     320,000    Consolidated Natural Gas Co., 5% due 12/01/2014 .............       323,720
                                     453,000    Kern River Funding Corp., 4.893% due 4/30/2018 (d) ..........       463,333
                                     215,000    Motiva Enterprises LLC, 5.20% due 9/15/2012 (d) .............       221,667
                                                Pemex Project Funding Master Trust, 4.71%
                                   1,750,000      due 6/15/2010 (c)(d) ......................................     1,805,125
                                     335,000    Tengizchevroil Finance Co. SARL, 6.124%
                                                  due 11/15/2014 (d) ........................................       342,537
                                     800,000    Texas Gas Transmission Corp., 4.60% due 6/01/2015 ...........       790,573
                                     765,000    Ultramar Diamond Shamrock Corp., 6.75% due 10/15/2037 .......       848,155
                                                                                                                -----------
                                                                                                                  5,571,018
---------------------------------------------------------------------------------------------------------------------------
Paper & Forest                       560,000    Celulosa Arauco y Constitucion SA, 8.625%
Products--0.1%                                    due 8/15/2010 .............................................       652,614
                                     335,000    Champion International Corp., 6.65% due 12/15/2037 ..........       374,012
                                                                                                                -----------
                                                                                                                  1,026,626
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--0.1%                 10,000    Eli Lilly & Co., 7.125% due 6/01/2025 .......................        12,774
                                     920,000    Wyeth, 5.50% due 3/15/2013 ..................................       968,255
                                                                                                                -----------
                                                                                                                    981,029
---------------------------------------------------------------------------------------------------------------------------
Real Estate--0.1%                    170,000    Developers Diversified Realty Corp., 6.625% due 1/15/2008 ...       177,628
                                     415,000    Highwoods Properties, Inc., 7% due 12/01/2006 ...............       427,403
                                     490,000    Westfield Capital Corp. Ltd., 5.125% due 11/15/2014 (d) .....       498,387
                                                                                                                -----------
                                                                                                                  1,103,418
---------------------------------------------------------------------------------------------------------------------------
Road & Rail--0.2%                    745,000    CSX Corp., 6.75% due 3/15/2011 ..............................       822,455
                                                Norfolk Southern Corp.:
                                      66,000      5.59% due 5/17/2025 .......................................        68,596
                                      74,000      7.25% due 2/15/2031 .......................................        94,505
                                                Union Pacific Corp.:
                                     230,000      7.25% due 11/01/2008 ......................................       250,539
                                     230,000      5.375% due 5/01/2014 ......................................       239,854
                                                                                                                -----------
                                                                                                                  1,475,949
---------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                   455,000    Countrywide Home Loans, Inc., 5.625% due 7/15/2009 ..........       474,285
Finance--0.1%                        475,000    Washington Mutual, Inc., 4.20% due 1/15/2010 ................       471,204
                                                                                                                -----------
                                                                                                                    945,489
---------------------------------------------------------------------------------------------------------------------------
Wireless                             110,000    AT&T Wireless Services, Inc., 8.75% due 3/01/2031 ...........       154,180
Telecommunication                    560,000    Sprint Capital Corp., 8.75% due 3/15/2032 ...................       779,022
Services--0.1%                                                                                                  -----------
                                                                                                                    933,202
---------------------------------------------------------------------------------------------------------------------------
                                                Total Corporate Bonds
                                                (Cost--$74,227,530)--8.9%                                        76,322,762
---------------------------------------------------------------------------------------------------------------------------
                                                            Collateralized Mortgage Obligations+
---------------------------------------------------------------------------------------------------------------------------
                                   2,050,000    Argent Securities, Inc. Series 2004-W11 Class A3,
                                                  3.674% due 11/25/2034 (c) .................................     2,056,760
                                   1,860,000    Bear Stearns Adjustable Rate Mortgage Trust
                                                  Series 2004-4 Class A4, 3.515% due 6/25/2034 (c) ..........     1,817,977
                                   1,200,000    Bear Stearns Asset-Backed Securities, Inc. Series
                                                  2004-HE9 Class 1A2, 3.684% due 3/25/2032 (c) ..............     1,203,906
                                     126,076    CIT Group Home Equity Loan Trust Series 2003-1
                                                  Class A2, 2.35% due 4/20/2027 .............................       125,831
                                                Countrywide Asset-Backed Certificates (c):
                                   1,275,430      Series 2004-5 Class A, 3.76% due 10/25/2034 ...............     1,281,119
                                     750,000      Series 2004-13 Class AF4, 4.583% due 1/25/2033 ............       745,566
                                     750,000      Series 2004-13 Class MF1, 5.071% due 12/25/2034 ...........       750,028
                                   1,000,000    Credit-Based Asset Servicing and Securitization Series
                                                  2005-CB2 Class AV2, 3.514% due 4/25/2036 (c) ..............     1,000,202

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
                                     Amount                 Collateralized Mortgage Obligations+                  Value
---------------------------------------------------------------------------------------------------------------------------
                                                  Fannie Mae Guaranteed Pass-Through Certificates:
                             USD   3,900,000        4.50% due 3/01/2020 .....................................  $  3,885,300
                                  11,328,082        5% due 7/15/2020 ........................................    11,451,989
                                   2,092,592        5% due 7/15/2035 ........................................     2,092,592
                                  16,091,000        5.50% due 7/15/2035 .....................................    16,307,231
                                   1,048,808        6% due 11/01/2034 .......................................     1,075,628
                                   1,669,276        6.50% due 8/01/2032 .....................................     1,730,442
                                     201,636        6.50% due 7/01/2034 .....................................       208,745
                                   2,220,000        7.125% due 1/15/2030 ....................................     3,035,264
                                                  First Franklin Mortgage Loan Asset-Backed
                                                  Certificates (c):
                                     848,107        Series 2003-FF5 Class A2, 2.82% due 3/25/2034 ...........       847,493
                                   6,400,000        Series 2004-FF10 Class A2, 3.714% due 12/25/2032 ........     6,423,024
                                                  Freddie Mac Mortgage Participation Certificates:
                                   1,463,252        5% due 5/01/2020 ........................................     1,480,509
                                   4,439,781        5% due 8/15/2035 ........................................     4,430,067
                                     878,483        5.50% due 1/01/2018 .....................................       901,947
                                     840,388        5.50% due 9/01/2034 .....................................       852,678
                                     170,636        6% due 8/01/2016 ........................................       176,432
                                     365,735        6% due 12/01/2017 .......................................       378,187
                                   2,220,791        6% due 1/01/2034 ........................................     2,278,647
                                      68,059        6.50% due 8/01/2016 .....................................        70,824
                                     189,151        6.50% due 5/01/2017 .....................................       196,853
                                     124,752        7% due 7/01/2031 ........................................       131,355
                                     117,345        7% due 12/01/2031 .......................................       123,556
                                      84,012        7% due 3/01/2032 ........................................        88,462
                                     445,884        7% due 6/01/2032 ........................................       469,484
                                   5,500,000      GMAC Commercial Mortgage Securities, Inc. Series
                                                    2004-C3 Class AAB, 4.702% due 12/10/2041 (c) ............     5,569,525
                                                  GS Mortgage Securities Corp. II Series 2005-GG4 (d):
                                   1,250,000        Class A2, 4.475% due 7/10/2039 ..........................     1,258,359
                                   1,900,000        Class A4A, 4.751% due 7/10/2039 .........................     1,930,352
                                      38,739      Ginnie Mae MBS Certificates, 7.50% due 3/15/2032 ..........        41,524
                                   1,350,000      Greenwich Capital Commercial Funding Corp.
                                                    Series 2004-GG1 Class A4, 4.755% due 6/10/2036 ..........     1,373,469
                                                  Home Equity Asset Trust (c):
                                   2,527,038        Series 2005-1 Class A2, 3.59% due 5/25/2035 .............     2,526,785
                                   1,262,550        Series 2005-3 Class 1A2, 3.56% due 8/25/2035 ............     1,262,525
                                   2,249,221      Impac Secured Assets Corp. Series 2004-3
                                                    Class 1A4, 3.71% due 11/25/2034 (c) .....................     2,255,548
                                                  JPMorgan Chase Commercial Mortgage Securities Corp.
                                                  Series 2005-LDP2:
                                   1,250,000        Class A2, 4.575% due 7/15/2042 ..........................     1,260,025
                                   3,150,000        Class A4, 4.738% due 7/15/2042 (c) ......................     3,176,302
                                   1,400,000      LB-UBS Commercial Mortgage Trust Series 2005-C3
                                                    Class A5, 4.739% due 7/15/2030 ..........................     1,418,812
                                   3,000,000      MBNA Credit Card Master Note Trust Series 2001-C3
                                                    Class C3, 6.55% due 12/15/2008 ..........................     3,077,488
                                                  Morgan Stanley ABS Capital I(c):
                                   2,620,222        Series 2005-HE1 Class A2MZ, 3.61% due 12/25/2034 ........     2,624,250
                                     957,902        Series 2005-NC2 Class A1MZ, 3.56% due 3/25/2035 .........       957,883
                                     967,463        Series 2005-NC2 Class A2MZ, 3.56% due 3/25/2035 .........       967,444
                                     873,536      Morgan Stanley ABS Capital Series 2004-WMC1
                                                    Class A3, 3.56% due 6/25/2034 (c) .......................       873,804
                                     654,552      Nationslink Funding Corp. Series 1999-2 Class A3,
                                                    7.181% due 6/20/2031 ....................................       668,559
                                                  New Century Home Equity Loan Trust (c):
                                   3,278,730        Series 2004-3 Class A3, 3.704% due 11/25/2034 ...........     3,290,385
                                   2,172,744        Series 2005-2 Class A2MZ, 3.57% due 6/25/2035 ...........     2,173,162
                                     350,000      Option One Mortgage Loan Trust Series 2005-1
                                                    Class M5, 4.564% due 2/25/2035 (c) ......................       351,471

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
                                     Amount                 Collateralized Mortgage Obligations+                  Value
---------------------------------------------------------------------------------------------------------------------------
                                                  Park Place Securities, Inc. Series 2005-WCH1 (c):
                             USD   1,218,690        Class A1B, 3.61% due 1/25/2035 ..........................  $  1,220,683
                                     992,242        Class A3D, 3.65% due 1/25/2035 ..........................       993,875
                                     400,000      Popular ABS Mortgage Pass-Through Trust Series
                                                    2005-1 Class M2, 5.507% due 5/25/2035 ...................       402,720
                                                  Residential Asset Mortgage Products, Inc. (c):
                                   1,900,000        Series 2004-RS11 Class A2, 3.584% due 12/25/2033 ........     1,906,638
                                   1,350,000        Series 2005-RS3 Class AI2, 3.484% due 3/25/2035 .........     1,353,600
                                                  Structured Asset Investment Loan Trust (c):
                                   1,500,000        Series 2003-BC6 Class M1, 4.064% due 7/25/2033 ..........     1,508,916
                                     550,000        Series 2004-8 Class M4, 4.314% due 9/25/2034 ............       551,556
                                                  Structured Asset Securities Corp. (c):
                                     875,008        Series 2004-23XS Class 2A1, 3.614% due 1/25/2035 ........       875,850
                                     868,962        Series 2005-GEL2 Class A, 3.59% due 4/25/2035 ...........       868,945
                                     549,866      Washington Mutual Series 2005-AR2 Class B4,
                                                    4.025% due 1/25/2045 (c) ................................       549,866
                                   6,400,000      Wells Fargo Home Equity Trust Series 2004-2 Class
                                                    A32, 3.654% due 2/25/2032 (c) ...........................     6,423,517
                                     350,000      Whole Auto Loan Trust Series 2004-1 Class D,
                                                    5.60% due 3/15/2011 .....................................       352,271
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Collateralized Mortgage Obligations
                                                  (Cost--$121,079,134)--14.2%                                   121,684,207
---------------------------------------------------------------------------------------------------------------------------

                                                                      Municipal Bonds
---------------------------------------------------------------------------------------------------------------------------
                                     635,000      Dallas, Texas, General Obligation, Series C, 5.25%
                                                  due 2/15/2024 .............................................       628,752
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Municipal Bonds
                                                  (Cost--$635,000)--0.1%                                            628,752
---------------------------------------------------------------------------------------------------------------------------

                                                             U.S. Government and Agency Obligations
---------------------------------------------------------------------------------------------------------------------------
                                   1,650,000      Federal Home Loan Bank System, 2.75%
                                                    due 11/15/2006 ..........................................     1,625,704
                                                  U.S. Treasury Bonds:
                                   1,270,000        7.50% due 11/15/2016 ....................................     1,664,543
                                     780,000        8.125% due 8/15/2019 ....................................     1,105,284
                                   2,710,000        7.25% due 8/15/2022 .....................................     3,687,716
                                     560,000        6.25% due 8/15/2023 .....................................       697,878
                                     560,000        6.625% due 2/15/2027 ....................................       743,247
                                   8,630,000        5.375% due 2/15/2031 (j) ................................    10,183,400
                                                  U.S. Treasury Inflation Indexed Bonds:
                                   1,554,079        3.875% due 1/15/2009 ....................................     1,690,972
                                   1,350,363        3.50% due 1/15/2011 .....................................     1,496,634
                                   3,311,458        1.625% due 1/15/2015 ....................................     3,299,427
                                                  U.S. Treasury Notes:
                                   5,410,000        7% due 7/15/2006 (l) ....................................     5,597,446
                                     365,000        3.75% due 5/15/2008 .....................................       365,799
                                     570,000        3.875% due 5/15/2010 ....................................       573,251
                                   1,115,000        3.625% due 6/15/2010 ....................................     1,110,122
                                     220,000        5% due 2/15/2011 ........................................       233,741
                                   6,655,000        4.125% due 5/15/2015 (j) ................................     6,752,223
---------------------------------------------------------------------------------------------------------------------------
                                                  Total U.S. Government and Agency Obligations
                                                  (Cost--$39,545,294)--4.8%                                      40,827,387
---------------------------------------------------------------------------------------------------------------------------
                                   Beneficial
                                    Interest                          Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
                             USD  94,290,390      Merrill Lynch Liquidity Series, LLC
                                                    Cash Sweep Series I (g) .................................    94,290,390
                                  19,331,375      Merrill Lynch Liquidity Series, LLC
                                                    Money Market Series (g)(h) ..............................    19,331,375
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Short-Term Securities
                                                  (Cost--$113,621,765)--13.3%                                   113,621,765
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                   Number of
                                   Contracts                         Options Written                              Value
---------------------------------------------------------------------------------------------------------------------------
Call Options                             174      U.S. Treasury Bond Futures, expiring July 2005 at
Purchased                                           USD 109.5, Broker Credit Suisse First Boston ............  $     24,469
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Options Purchased
                                                  (Premiums Paid--$87,651)--0.0% .                                   24,469
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Investments (Cost--$860,006,521)--106.1%                907,535,412
---------------------------------------------------------------------------------------------------------------------------
Call Options                               7++    3 Yr. Swaption, expiring January 2008 at USD 5.14
Written                                             Broker Deutsche Bank AG London (i) ......................      (365,127)
                                         265      U.S. Treasury Bond Futures, expiring July 2005 at
                                                    USD 110.5, Broker Credit Suisse First Boston ............        (8,281)
---------------------------------------------------------------------------------------------------------------------------
Put Options                                7++    3 Yr. Swaption, expiring January 2008 at USD 5.14
Written                                             Broker Deutsche Bank AG London (i) ......................      (136,374)
                                         265      U.S. Treasury Bond Futures, expiring July 2005 at
                                                    USD 108, Broker Credit Suisse First Boston ..............       (24,844)
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Options Written
                                                  (Premiums Received--$577,771)--(0.1)%                            (534,626)
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Investments, Net of Options Written
                                                  (Cost--$859,428,750**)--106.0% ............................   907,000,786
                                                  Liabilities in Excess of Other Assets--(6.0%) .............   (51,031,590)
                                                                                                               ------------
                                                  Net Assets--100.0% ........................................  $855,969,196
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

  * For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

 ** The cost and unrealized appreciation (depreciation) of investments, net of options written as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................  $ 866,538,329
                                                                  =============
      Gross unrealized appreciation ............................  $  90,113,857
      Gross unrealized depreciation ............................    (49,651,400)
                                                                  -------------
      Net unrealized appreciation ..............................  $  40,462,457
                                                                  =============

*** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

  + Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

 ++   One contract represents a notional amount of $1,000,000.

(a)   Non-income producing security.

(b)   Depositary Receipts.

(c)   Floating rate note.

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e) Restricted security as to resale, representing 0.3% of net assets were as follows:

   -----------------------------------------------------------------------------------------------
                                                    Acquisition
      Issue                                             Date            Cost             Value
   -----------------------------------------------------------------------------------------------
      Sigma Finance Corp., 5.768% due 8/15/2011        2/13/04       $2,300,000       $2,300,000
   -----------------------------------------------------------------------------------------------

(f)   Convertible security.

(g) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

   -------------------------------------------------------------------------------------------------------
      Affiliate                                                           Net Activity    Interest Income
   -------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I ..........  $(6,825,737)      $1,420,264
      Merrill Lynch Liquidity Series, LLC Money Market Series ..........  $19,331,375       $   14,307
   -------------------------------------------------------------------------------------------------------

(h)   Security was purchased with the cash proceeds from securities loans.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

(i) This European-style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(j)   Security, or a portion of security, is on loan.

(k)   The security is a perpetual bond and has no stated maturity date.

(l) All or a portion of security held as collateral in connection with open financial futures contracts.

Forward foreign exchange contracts as of June 30, 2005 were as follows:

      --------------------------------------------------------------------------------------------------------------------------
      Foreign                                                                                      Settlement       Unrealized
      Currency Sold                                                                                   Date         Appreciation
      --------------------------------------------------------------------------------------------------------------------------
      EUR 1,409,955 ...........................................................................   August 2005          $24,037
      --------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign Exchange Contracts--Net
      (USD Commitment--$1,733,553) ............................................................                         $24,037
                                                                                                                        =======
      --------------------------------------------------------------------------------------------------------------------------
      Financial futures contracts sold as of June 30, 2005 were as follows:
      --------------------------------------------------------------------------------------------------------------------------
      Number of                                                  Expiration             Face                     Unrealized
      Contracts                       Issue                         Date                Value                   Depreciation
      --------------------------------------------------------------------------------------------------------------------------
          18                5-Year U.S. Treasury Note          September 2005        $ 1,954,992                  $ (5,039)
          261              10-Year U.S. Treasury Note          September 2005        $29,405,685                  (209,659)
          72                2-Year U.S. Treasury Note          September 2005        $14,952,863                      (637)
      --------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation--Net .......................................................................  $(215,335)
                                                                                                                  =========
      --------------------------------------------------------------------------------------------------------------------------

      Currency Abbreviations
           EUR    Euro
           USD    U.S. Dollar

Swap contracts outstanding as of June 30, 2005 were as follows:

                                                                                                                 Unrealized
                                                                                            Notional            Appreciation
                                                                                             Amount            (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
Receive  (pay) a  variable  return  based on the  change in the since  inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month USD LIBOR minus 0.105%

Broker, UBS Warburg
Expires August 2005                                                                         $10,000,000            $   --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month USD LIBOR minus 0.10%

Broker, Lehman Brothers Special Finance
Expires September 2005                                                                      $19,500,000                --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month USD LIBOR minus 0.10%

Broker, Lehman Brothers Special Finance
Expires October 2005                                                                        $11,750,000                --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month USD LIBOR minus 0.05%

Broker, UBS Warburg
Expires October 2005                                                                        $10,700,000                --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month USD LIBOR minus 0.15%

Broker, Lehman Brothers Special Finance
Expires November 2005                                                                       $ 9,200,000                --

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                                                                                 Unrealized
                                                                                            Notional            Appreciation
                                                                                             Amount            (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
Receive  (pay) a  variable  return  based on the  change in the since  inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month USD LIBOR minus 0.12%

Broker, UBS Warburg
Expires November 2005                                                                       $ 2,600,000                  --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month USD LIBOR minus 0.15%

Broker, Lehman Brothers Special Finance
Expires December 2005                                                                       $15,100,000                  --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month USD LIBOR minus 0.15%

Broker, Lehman Brothers Special Finance
Expires March 2006                                                                          $12,300,000                  --

Bought credit default protection on Aon Corp., Inc. and pay 0.37%

Broker, Morgan Stanley Capital Services, Inc.
Expires January 2007                                                                        $   560,000           $  (2,010)

Pay a fixed rate of 2.8025%  and  receive a floating  rate based on 3-month  USD
LIBOR

Broker, JPMorgan Chase Bank
Expires January 2007                                                                        $   560,000              11,076

Receive a fixed rate of 3.401% and pay 3.875% on  Treasury  Inflation  Protected
Securities (TIPS) adjusted principal

Broker, JPMorgan Chase Bank
Expires January 2009                                                                        $ 1,694,000             (28,508)

Sold credit  default  protection  on  Raytheon  Co. and  receive  0.73%

Broker, JPMorgan Chase Bank
Expires March 2009                                                                          $   325,000               4,622

Bought credit default protection on Boeing Capital Corp. and pay 0.48%

Broker, JPMorgan Chase Bank
Expires March 2009                                                                          $   325,000              (3,303)

Sold credit default protection on Nextel Communications, Inc. and receive 1.72%

Broker, JPMorgan Chase Bank
Expires September 2009                                                                      $   670,000              33,626

Sold credit default  protection on Dow Jones CDX North America  Investment Grade
Index Series 2 and receive 0.60%

Broker, JPMorgan Chase Bank
Expires September 2009                                                                      $ 2,000,000               3,040

Sold credit default  protection on Dow Jones CDX North America  Investment Grade
Index Series 2 and receive 0.60%

Broker, UBS Warburg
Expires September 2009                                                                      $ 2,000,000               3,272

Sold credit default  protection on Dow Jones CDX North America  Investment Grade
Index Series 2 and receive 0.60%

Broker, Morgan Stanley Capital Services, Inc.
Expires September 2009                                                                      $ 2,725,000              (5,744)

Bought credit default protection on Hewlett-Packard Co. and pay 0.31%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                       $   700,000                 742

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                                                                                 Unrealized
                                                                                            Notional            Appreciation
                                                                                             Amount            (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
Bought credit default protection on Petroleos Mexicanos and pay 1.09%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                       $ 1,420,000           $   4,277

Sold credit default protection on Mexico Government International Bond and receive 0.92%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                       $ 1,420,000               2,830

Sold credit default protection on Computer Associates International, Inc. and receive 0.83%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                       $   700,000              2,516

Bought credit default protection on Morgan Stanley and pay 0.47%

Broker, HSBC Bank USA
Expires June 2010                                                                           $   340,000             (2,044)

Bought credit default protection on Valero Energy Corp. and pay 1.03%

Broker, Deutsche Bank AG
Expires June 2010                                                                           $   340,000             (7,574)

Bought credit default protection on Devon Energy Corp. and pay 0.48%

Broker, Deutsche Bank AG
Expires June 2010                                                                           $   685,000             (1,707)

Bought credit default protection on Valero Energy Corp. and pay 1%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                           $   340,000             (7,574)

Sold credit default protection on BellSouth Corp. and receive 0.26%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                           $   325,000                 77

Bought credit default protection on Devon Energy Corp. and pay 0.5%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                           $   685,000             (2,323)

Bought credit default protection on Ford Motor Credit Co. and pay 3.59%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                           $   667,500             10,263

Bought credit default protection on International Paper Co. and pay 0.9%

Broker, JPMorgan Chase Bank
Expires June 2010                                                                           $   650,000             (3,909)

Bought credit default protection on Goldman Sachs Group, Inc. and pay 0.45%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                           $   325,000             (1,839)

Bought credit  default  protection on  DaimlerChrysler  NA Holding Corp. and pay
1.37%

Broker, HSBC Bank USA
Expires June 2010                                                                           $   345,000             (8,291)

Bought credit default protection on JPMorgan Chase & Co. and pay 0.44%

Broker, Morgan Stanley Capital Services, Inc.
Expires June 2010                                                                           $   325,000             (1,512)

Sold credit default protection on Wells Fargo & Co. and receive 0.195%

Broker, Deutsche Bank AG
Expires June 2010                                                                           $   325,000                 56

Sold credit default  protection on  DaimlerChrysler NA Holding Corp. and receive
1.55%

Broker, JPMorgan Chase Bank
Expires June 2010                                                                           $   345,000             11,048

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Concluded)        (in U.S. dollars)
================================================================================

                                                                                                                    Unrealized
                                                                                               Notional            Appreciation
                                                                                                Amount            (Depreciation)
   -----------------------------------------------------------------------------------------------------------------------------
   Sold credit default protection on Ford Motor Credit Co. and receive 5.25%

   Broker, Morgan Stanley Capital Services, Inc.
   Expires June 2010                                                                           $   685,000           $ 35,143

   Sold credit default  protection on Dow Jones CDX North America  Investment Grade
   Index Series 4 and receive 0.4%

   Broker, Lehman Brothers Special Finance
   Expires June 2010                                                                           $   530,000               (690)

   Receive a fixed rate of 4.17% and pay 3.50% on Treasury Inflation Protected
   Securities (TIPS) adjusted principal

   Broker, Morgan Stanley Capital Services, Inc.
   Expires January 2011                                                                        $ 1,450,000            (40,672)

   Receive a floating  rate based on 1-month USD LIBOR plus 0.47%,  which is capped at a fixed coupon of 6% from 12/16/05 through expiration and pay a floating rate based on 1-month USD LIBOR

   Broker, CS First Boston
   Expires June 2011                                                                           $15,000,000              7,008

   --------------------------------------------------------------------------------------------------------------------------
   Total ....................................................................................                        $ 11,896
                                                                                                                     ========
   ---------------------------------------------------------------------------------------------------------------------------

   See Notes to Financial Statements.

   -----------------------------------------------------------------------------
   FAM Series Fund,Inc.
   Mercury Balanced Capital Strategy Portfolio
   Portfolio Information as of June 30, 2005
   =============================================================================

                                                                     Percent of
                                                                        Total
   Asset Mix                                                         Investments
   -----------------------------------------------------------------------------
   Common Stocks ..................................................      60.6%
   Collateralized Mortgage Obligations ............................      13.4
   Corporate Bonds ................................................       8.4
   U.S. Government and Agency Obligations .........................       4.5
   Preferred Securities ...........................................       0.5
   Municipal Bonds ................................................       0.1
   Other* .........................................................      12.5
   -----------------------------------------------------------------------------
*  Includes portfolio holdings in short-term investments and options.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)
================================================================================

                                      Face
                                     Amount                         Asset-Backed Securities+                        Value
---------------------------------------------------------------------------------------------------------------------------
                              USD    435,577    ACE Securities Corp. Series 2003-OP1 Class A2, 3.674% due
                                                  12/25/2033 (b) ............................................   $   436,263
                                     523,690    Aegis Asset-Backed Securities Trust Series 2004-1 Class A,
                                                  3.66% due 4/25/2034 (b) ...................................       524,728
                                     775,000    Bear Stearns Adjustable Rate Mortgage Trust Series 2004-4
                                                  Class A4, 3.515% due 6/25/2034 (b) ........................       757,490
                                     550,000    Bear Stearns Asset-Backed Securities, Inc. Series 2004-HE9
                                                  Class 1A2, 3.684% due 3/25/2032 (b) .......................       551,790
                                     523,912    CIT Equipment Collateral Series 2003-VT1 Class A3A, 3.39% due
                                                  4/20/2007 (b) .............................................       524,252
                                      63,038    CIT Group Home Equity Loan Trust Series 2003-1 Class A2,
                                                  2.35% due 4/20/2027 .......................................        62,916
                                                California Infrastructure Series 1997-1:
                                     190,007      PG&E-1 Class A7, 6.42% due 9/25/2008 ......................       193,274
                                     124,887      SCE-1 Class A6, 6.38% due 9/25/2008 .......................       127,127
                                     143,284    Capital Auto Receivables Asset Trust Series 2003-2 Class B,
                                                  3.50% due 1/15/2009 (b) ...................................       143,501
                                   1,250,000    Capital One Master Trust Series 2000-4 Class C, 4.02% due
                                                  8/15/2008 (a)(b) ..........................................     1,254,297
                                     112,382    Centex Home Equity Series 2003-B Class AV, 3.59% due
                                                  6/25/2033 (b) .............................................       112,430
                                                Chase Credit Card Master Trust Series (b):
                                     800,000      2000-3 Class C, 3.92% due 1/15/2008 .......................       801,402
                                   1,400,000      2003-1 Class C, 4.32% due 4/15/2008 .......................     1,406,495
                                                Countrywide Asset-Backed Certificates (b):
                                     500,000      Series 2003-2 Class M1, 4.014% due 6/26/2033 ..............       502,312
                                     346,317      Series 2003-BC3 Class A2, 3.62% due 9/25/2033 .............       346,674
                                     559,945      Series 2004-5 Class A, 3.76% due 10/25/2034 ...............       562,443
                                     400,000      Series 2004-5 Class M2, 3.98% due 7/25/2034 ...............       401,495
                                     550,000      Series 2004-13 Class AF4, 4.583% due 1/25/2033 ............       546,749
                                     550,000      Series 2004-13 Class MF1, 5.071% due 12/25/2034 ...........       550,020
                                                First Franklin Mortgage Loan Asset-Backed Certificates
                                                Class A2 (b):
                                     374,165      Series 2003-FF5, 2.82% due 3/25/2034 ......................       373,894
                                   1,150,000      Series 2004-FF10, 3.714% due 12/25/2032 ...................     1,154,137
                                     187,794    HFC Home Equity Loan Asset-Backed Certificates Series 2002-2
                                                  Class A, 3.56% due 4/20/2032 (b) ..........................       188,007
                                      80,750    Household Automotive Trust Series 2002-3 Class A3A, 2.75%
                                                  due 6/18/2007 .............................................        80,703
                                                Long Beach Mortgage Loan Trust (b):
                                     168,355      Series 2002-4 Class 2A, 3.77% due 11/26/2032 ..............       168,830
                                     558,402      Series 2004-1 Class A3, 3.61% due 2/25/2034 ...............       559,005
                                                Morgan Stanley ABS Capital (b):
                                     300,000      Series 2003-NC5 Class M2, 5.314% due 4/25/2033 ............       303,839
                                     656,422      Series 2004-NC1 Class A2, 3.68% due 12/27/2033 ............       658,667
                                     484,752      Series 2004-NC2 Class A2, 3.61% due 12/25/2033 ............       486,022
                                     374,373      Series  2004-WMC1  Class A3,  3.56% due  6/25/2034 ........       374,488
                                                Morgan  Stanley ABS Capital I (b):
                                   1,159,770      Series 2005-HE1 Class A2MZ, 3.61% due 12/25/2034 ..........     1,161,553
                                     431,056      Series 2005-NC2 Class A1MZ, 3.56% due 3/25/2035 ...........       431,047
                                     435,358      Series 2005-NC2 Class A2MZ, 3.56% due 3/25/2035 ...........       435,350
                                                New Century Home Equity Loan Trust Class A3 (b):
                                     802,212      Series 2004-2, 3.56% due 8/25/2034 ........................       802,394
                                   1,117,749      Series 2004-3,  3.704% due 11/25/2034 .....................     1,121,722
                                                Option One Mortgage Loan Trust (b):
                                     413,444      Series 2003-4 Class A2, 3.63% due 7/25/2033 ...............       414,161
                                     150,000      Series 2005-1 Class M5, 4.564% due 2/25/2035 ..............       150,630
                                     619,147    Residential Asset Securities Corp. Series 2003-KS5 Class
                                                  AIIB, 3.60% due 7/25/2033 (b) .............................       620,266
                                     132,491    Saxon Asset Securities Trust Series 2002-3 Class AV, 3.71%
                                                  due 12/25/2032 (b) ........................................       132,580
---------------------------------------------------------------------------------------------------------------------------
                                                Total Asset-Backed Securities
                                                (Cost--19,396,565)--14.7% ...................................    19,422,953
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
                                     Amount                   Government & Agency Obligations                       Value
---------------------------------------------------------------------------------------------------------------------------
                              USD  1,070,000    Fannie Mae, 7.125% due 1/15/2030 ............................   $ 1,462,943
                                     700,000    Federal Home Loan Bank System 2.75% due 11/15/2006 ..........       689,693
                                                U.S. Treasury Bonds:
                                     550,000      7.50% due 11/15/2016 (c) ..................................       720,865
                                     330,000      8.125% due 8/15/2019 ......................................       467,620
                                   1,170,000      7.25% due 8/15/2022 .......................................     1,592,114
                                     240,000      6.25% due 8/15/2023 .......................................       299,091
                                     240,000      6.625% due 2/15/2027 ......................................       318,534
                                   3,835,000      5.375% due 2/15/2031 (i) ..................................     4,525,300
                                                U.S. Treasury Inflation Indexed Bonds:
                                     806,698      3.875% due 1/15/2009 ......................................       877,756
                                     698,656      3.50% due 1/15/2011 .......................................       774,335
                                   1,426,474      1.625% due 1/15/2015 ......................................     1,421,292
                                                U.S. Treasury Notes:
                                   2,340,000      7% due 7/15/2006 ..........................................     2,421,076
                                     180,000      3.75% due 5/15/2008 .......................................       180,394
                                     250,000      3.875% due 5/15/2010 ......................................       251,426
                                     495,000      3.625% due 6/15/2010 ......................................       492,834
                                      95,000      5% due 2/15/2011 ..........................................       100,934
                                   3,060,000      4.125% due 5/15/2015 (i) ..................................     3,104,704
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Government & Agency Obligations
                                                  (Cost--$18,976,236)--14.9% ................................    19,700,911
---------------------------------------------------------------------------------------------------------------------------

                                                        Government Agency Mortgage-Backed Obligations+
---------------------------------------------------------------------------------------------------------------------------
                                                Fannie Mae Guaranteed Pass-Through Certificates:
                                   1,500,001      4.50% due 3/01/2020 .......................................     1,494,347
                                   5,718,297      5.00% due 7/15/2020 .......................................     5,780,844
                                     498,236      5.00% due 7/15/2035 .......................................       498,236
                                   6,938,000      5.50% due 7/15/2035 .......................................     7,031,233
                                     152,710      6.00% due 2/01/2017 .......................................       157,943
                                     349,603      6.00% due 11/01/2034 ......................................       358,543
                                     617,652      6.50% due 8/01/2032-3/01/2033 .............................       640,284
                                      76,133      7.00% due 2/01/2016 .......................................        79,778
                                                Freddie Mac Mortgage Participation Certificates:
                                   1,931,074      5.00% due 8/15/2035 .......................................     1,926,849
                                     338,980      5.50% due 3/01/2018 .......................................       348,106
                                      97,947      5.50% due 2/01/2035 .......................................        99,376
                                     991,120      6.00% due 11/01/2033-4/01/2034 ............................     1,016,946
                                     104,686      6.50% due 6/01/2016 .......................................       108,939
                                     334,016      7.00% due 1/01/2032-9/01/2032 .............................       351,704
                                     108,542    Ginnie Mae MBS Certificates, 6.50% due 6/15/2031 ............       113,493
---------------------------------------------------------------------------------------------------------------------------
                                                  Total Government Agency Mortgage-Backed Obligations
                                                  (Cost--$19,933,909)--15.2% ................................    20,006,621
---------------------------------------------------------------------------------------------------------------------------

                                                        Non-Government Agency Mortgage-Backed Securities+
---------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage              350,000    Ameriquest Mortgage Securities, Inc. Series 2004-R1
Obligations--13.4%                                Class M2, 3.894% due 2/25/2034 (b) ........................       350,497
                                     950,000    Argent Securities, Inc. Series 2004-W11 Class A3, 3.674%
                                                  due 11/25/2034 (b) ........................................       953,133
                                     450,000    Credit-Based Asset Servicing and Securitization Series
                                                  2005-CB2 Class AV2, 3.514% due 4/25/2036 (b) ..............       450,091
                                     650,000    GE Dealer Floorplan Master Note Trust Series 2004-2
                                                  Class B, 3.55% due 7/20/2009 (b) ..........................       651,756
                                                GS Mortgage Securities Corp. II:
                                     550,000      Series 2005-GG4 Class A2, 4.475% due 7/10/2039 ............       553,678
                                     850,000      Series 2005-GG4 Class A4A, 4.751% due 7/10/2039 ...........       863,579
                                                Home Equity Asset Trust Series (b):
                                     812,262      Series 2005-1 Class A2, 3.59% due 5/25/2035 ...............       812,181
                                     534,156      Series 2005-3 Class 1A2, 3.56% due 8/25/2035 ..............       534,145
                                     500,000    Impac Secured Assets CMN Owner Trust Series 2004-3
                                                  Class M1, 3.917% due 11/25/2034 (b) .......................       502,475
                                   1,008,271    Impac Secured Assets Corp. Series 2004-3 Class 1A4, 3.71%
                                                  due 11/25/2034 (b) ........................................     1,011,108

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
                                     Amount         Non-Government Agency Mortgage-Backed Securities+              Value
---------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage                         JPMorgan Chase Commercial Mortgage Securities Corp.
Obligations (concluded)                         Series 2005-LDP2:
                              USD    550,000      Class A2, 4.575% due 7/15/2042 ............................   $   554,411
                                   1,400,000      Class A4, 4.738% due 7/15/2042 (b) ........................     1,411,690
                                     600,000    LB-UBS Commercial Mortgage Trust Series 2005-C3 Class A5,
                                                  4.739% due 7/15/2030 ......................................       608,063
                                     965,664    New Century Home Equity Loan Trust Series 2005-2 Class
                                                  A2MZ, 3.57% due 6/25/2035 (b) .............................       965,850
                                                Park Place Securities, Inc. Series 2005-WCH1 (b):
                                     541,640      Class A1B, 3.61% due 1/25/2035 ............................       542,526
                                     431,409      Class A3D, 3.65% due 1/25/2035 ............................       432,120
                                     200,000    Popular ABS Mortgage Pass-Through Trust Series 2005-1
                                                  Class M2, 5.507% due 5/25/2035 ............................       201,360
                                   1,203,264    RMAC Plc Series 2003-NS2A Class A2C, 3.79% due
                                                  9/12/2035 (b) .............................................     1,206,649
                                                Residential Asset Mortgage Products, Inc. (b):
                                     800,000      Series 2004-RS11 Class A2, 3.584% due 12/25/2033 ..........       802,795
                                     600,000      Series  2005-RS3  Class  AI2,  3.484% due  3/25/2035 ......       601,600
                                                Structured  Asset Investment Loan Trust (b):
                                     650,000      Series 2003-BC6 Class M1, 4.064% due 7/25/2033 ............       653,864
                                     250,000      Series 2004-8 Class M4, 4.314% due 9/25/2034 ..............       250,707
                                                Structured Asset Securities Corp. (b):
                                     393,754      Series 2004-23XS Class 2A1, 3.614% due 1/25/2035 ..........       394,133
                                     365,879      Series 2005-GEL2 Class A, 3.59% due 4/25/2035 .............       365,872
                                     249,939    Washington Mutual Series 2005-AR2 Class B4, 4.025% due
                                                  1/25/2045 (b) .............................................       249,939
                                   1,500,000    Wells Fargo Home Equity Trust Series 2004-2 Class A32,
                                                  3.654% due 2/25/2032 (b) ..................................     1,505,512
                                     150,000    Whole Auto Loan Trust Series 2004-1 Class D, 5.60% due
                                                  3/15/2011 .................................................       150,973
                                                                                                                -----------
                                                                                                                 17,580,707
---------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-               1,000,000    Banc of America Large Loan Series 2003-BBA2 Class A3,
Backed Securities--3.8%                           3.54% due 11/15/2015 (b) ..................................     1,000,784
                                                Commercial Mortgage Pass-Through Certificates (b):
                                     850,000      Series 2003-FL8 Class A2, 3.42% due 7/15/2015 .............       850,688
                                   1,400,000      Series 2003-FL9 Class A3, 3.54% due 11/15/2015 ............     1,400,981
                                                Greenwich Capital Commercial Funding Corp.:
                                     428,524      Series 2003-FL1 Class A, 3.47% due 7/05/2018 (b) ..........       428,595
                                     900,000      Series 2004-GG1 Class A4, 4.755% due 6/10/2036 ............       915,646
                                     425,459    Nationslink Funding Corp. Series 1999-2 Class A3, 7.181%
                                                  due 6/20/2031 .............................................       434,563
                                                                                                                -----------
                                                                                                                  5,031,257
---------------------------------------------------------------------------------------------------------------------------
                                                Total Non-Government Agency Mortgage-Backed Securities
                                                (Cost--$22,595,653)--17.2% ..................................    22,611,964
---------------------------------------------------------------------------------------------------------------------------

Industry++                                                            Corporate Bonds
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                          400,000    Goodrich Corp., 6.60% due 5/15/2009 .........................       429,201
Defense--0.7%                        370,000    Raytheon Co., 8.30% due 3/01/2010 ...........................       428,790
                                                                                                                -----------
                                                                                                                    857,991
---------------------------------------------------------------------------------------------------------------------------
Airlines--0.4%                       138,595    American Airlines, Inc. Series 2003-1, 3.857% due
                                                1/09/2012 ...................................................       136,008
                                     140,000    Continental Airlines, Inc. Series 2002-1, 6.563% due
                                                8/15/2013 ...................................................       148,791
                                     190,000    Southwest Airlines Co., 7.875% due 9/01/2007 ................       203,296
                                                                                                                -----------
                                                                                                                    488,095
---------------------------------------------------------------------------------------------------------------------------
Automobiles--0.3%                               DaimlerChrysler NA Holding Corp.:
                                     180,000      4.75% due 1/15/2008 .......................................       180,696
                                     200,000      7.75% due 1/18/2011 .......................................       225,760
                                                                                                                -----------
                                                                                                                    406,456
---------------------------------------------------------------------------------------------------------------------------
Biotechnology--0.5%                  650,000    Abgenix, Inc., 3.50% due 3/15/2007 (d) ......................       614,250
---------------------------------------------------------------------------------------------------------------------------
Capital Markets--1.5%                           The Bear Stearns Cos., Inc.:
                                     275,000      3.49% due 1/30/2009 (b) ...................................       276,193
                                      85,000      5.70% due 11/15/2014 ......................................        91,146
                                     320,000    Credit Suisse First Boston USA, Inc., 4.70% due
                                                  6/01/2009 .................................................       325,177

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
Industry#                            Amount                           Corporate Bonds                              Value
---------------------------------------------------------------------------------------------------------------------------
Capital Markets                                 Goldman Sachs Group, Inc.:
(concluded)                   USD    575,000      5.70% due 9/01/2012 .......................................   $   611,812
                                     300,000      5.25% due 10/15/2013 ......................................       309,571
                                     345,000    Lehman Brothers Holdings, Inc., 3.50% due 8/07/2008 .........       337,848
                                      60,000    Mellon Funding Corp., 6.40% due 5/14/2011 ...................        66,319
                                                                                                                -----------
                                                                                                                  2,018,066
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--1.8%                95,000    Bank One Corp., 8% due 4/29/2027 ............................       126,202
                                     225,000    Bank of America Corp., 4.875% due 9/15/2012 .................       231,412
                                     290,000    Barclays Bank Plc, 8.55% (a)(b)(j) ..........................       348,892
                                     220,000    Corporacion Andina de Fomento, 6.875% due 3/15/2012 .........       246,324
                                     160,000    FirstBank Puerto Rico, 7.625% due 12/20/2005 ................       161,225
                                     105,000    Hudson United Bancorp, 8.20% due 9/15/2006 ..................       109,475
                                                PNC Funding Corp.:
                                     185,000      6.125% due 2/15/2009 ......................................       196,473
                                     100,000      5.25% due 11/15/2015 ......................................       103,664
                                     110,000    Popular North America, Inc., 3.875% due 10/01/2008 ..........       108,816
                                     350,000    Sovereign Bank, 5.125% due 3/15/2013 ........................       356,903
                                     145,000    US Bancorp, 3.564% due 9/16/2005 (b) ........................       145,030
                                     210,000    Wells Fargo & Co., 5% due 11/15/2014 ........................       216,215
                                                                                                                -----------
                                                                                                                  2,350,631
---------------------------------------------------------------------------------------------------------------------------
Commercial Services &                           Aramark Services, Inc.:
Supplies--0.8%                       205,000      6.375% due 2/15/2008 ......................................       214,826
                                     130,000      5% due 6/01/2012 ..........................................       130,174
                                                Cendant Corp.:
                                     110,000      6.25% due 1/15/2008 .......................................       114,743
                                     330,000      7.375% due 1/15/2013 ......................................       377,836
                                     155,000    International Lease Finance Corp., 2.95% due 5/23/2006 ......       153,651
                                                                                                                -----------
                                                                                                                    991,230
---------------------------------------------------------------------------------------------------------------------------
Communications                       185,000    Alltel Corp., 4.656% due 5/17/2007 ..........................       186,452
Equipment--0.3%                      230,000    Harris Corp., 6.35% due 2/01/2028 ...........................       249,484
                                                                                                                -----------
                                                                                                                    435,936
---------------------------------------------------------------------------------------------------------------------------
Consumer Finance--0.9%               210,000    Capital One Bank, 5.75% due 9/15/2010 .......................       221,615
                                                HSBC Finance Corp.:
                                     200,000      6.50% due 11/15/2008 ......................................       213,469
                                     180,000      5.875% due 2/01/2009 ......................................       188,947
                                                MBNA Corp.:
                                     277,000      6.25% due 1/17/2007 .......................................       285,810
                                     100,000      5.625% due 11/30/2007 .....................................       103,282
                                     135,000      4.625% due 9/15/2008 ......................................       136,840
                                                                                                                -----------
                                                                                                                  1,149,963
---------------------------------------------------------------------------------------------------------------------------
Containers & Packaging--0.1%         125,000    Sealed Air Corp., 5.375% due 4/15/2008 (a) ..................       128,008
---------------------------------------------------------------------------------------------------------------------------
Diversified Financial                250,000    American Honda Finance Corp., 3.799% due
Services--2.5%                                  10/03/2005 (a)(b) ...........................................       250,223
                                                Citigroup, Inc.:
                                     430,000      5.625% due 8/27/2012 ......................................       459,295
                                     205,000      5.85% due 12/11/2034 ......................................       226,616
                                     285,000    General Electric Capital Corp., 6.75% due 3/15/2032 .........       351,687
                                                JPMorgan Chase & Co.:
                                     290,000      5.75% due 1/02/2013 .......................................       310,709
                                     230,000      4.75% due 3/01/2015 .......................................       230,220
                                                Sigma Finance Corp. (b):
                                   1,000,000      5.768% due 8/15/2011 (e) ..................................     1,000,000
                                     500,000      5.89% due 3/31/2014 (a) ...................................       504,791
                                                                                                                -----------
                                                                                                                  3,333,541
---------------------------------------------------------------------------------------------------------------------------
Diversified                          140,000    BellSouth Corp., 6% due 11/15/2034 ..........................       148,874
Telecommunication                    477,000    Deutsche Telekom International Finance BV, 5.25% due
Services--1.5%                                    7/22/2013 .................................................       495,236
                                     195,000    France Telecom SA, 8.50% due 3/01/2011 ......................       226,292
                                     270,000    GTE Corp., 6.84% due 4/15/2018 ..............................       307,560
                                     200,000    Royal KPN NV, 8% due 10/01/2010 .............................       231,584
                                     235,000    TELUS Corp., 7.50% due 6/01/2007 ............................       248,607
                                     215,000    Tele-Communications-TCI Group, 9.80% due 2/01/2012 ..........       273,845
                                                                                                                -----------
                                                                                                                  1,931,998
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
Industry#                            Amount                           Corporate Bonds                              Value
---------------------------------------------------------------------------------------------------------------------------
Electric Utilities--3.3%      USD    490,000    AEP Texas Central Co. Series D, 5.50% due 2/15/2013 (a) .....   $   513,402
                                     165,000    Entergy Arkansas, Inc., 5.66% due 2/01/2025 .................       172,790
                                     240,000    Entergy Louisiana, Inc., 5.09% due 11/01/2014 ...............       239,800
                                     305,000    Exelon Generation Co. LLC, 5.35% due 1/15/2014 ..............       316,317
                                     295,000    FirstEnergy Corp. Series B, 6.45% due 11/15/2011 ............       322,325
                                     750,000    PPL Capital Funding, 4.32% due 5/18/2006 (b) ................       751,048
                                     205,000    PSEG Power LLC, 6.95% due 6/01/2012 .........................       230,446
                                     225,000    Pacific Gas & Electric Co., 6.05% due 3/01/2034 .............       247,970
                                     160,000    Pepco Holdings, Inc., 4% due 5/15/2010 ......................       156,114
                                     710,000    Pinnacle West Energy Corp., 4.004% due 4/01/2007 (a)(b) .....       710,113
                                     190,000    Public Service Co. of New Mexico, 4.40% due 9/15/2008 .......       190,136
                                     130,000    Puget Energy, Inc., 5.483% due 6/01/2035                            133,562
                                     200,000    SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15%
                                                  due 11/15/2013 (a) ........................................       218,482
                                      46,000    Southern California Edison Co., 3.44% due 1/13/2006 (b) .....        46,057
                                     140,000    Westar Energy, Inc., 6% due 7/01/2014 .......................       152,743
                                                                                                                -----------
                                                                                                                  4,401,305
---------------------------------------------------------------------------------------------------------------------------
Electronic Equipment &               570,000    Celestica, Inc., 3.691%** due 8/01/2020 (d) .................       319,913
Instruments--0.2%
---------------------------------------------------------------------------------------------------------------------------
Food Products--0.2%                  285,000    Cadbury Schweppes US Finance LLC, 3.875% due
                                                  10/01/2008 (a) ............................................       281,017
---------------------------------------------------------------------------------------------------------------------------
Foreign Government            EUR    596,000    Bundesobligation Series 143, 3.50% due 10/10/2008 (1) .......       750,570
Obligations*--1.5%            USD    410,000    Italy Government International Bond, 4.50% due
                                                  1/21/2015 (1) .............................................       414,945
                                                Mexico Government International Bond (1):
                                     405,000      9.875% due 2/01/2010 ......................................       489,847
                                     220,000      6.375% due 1/16/2013 ......................................       236,170
                                     115,000      5.875% due 1/15/2014 ......................................       120,003
                                                                                                                -----------
                                                                                                                  2,011,535
---------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.1%                  195,000    Panhandle Eastern Pipe Line Series B, 2.75% due 3/15/2007 ...       189,911
---------------------------------------------------------------------------------------------------------------------------
Health Care Providers &              189,000    Manor Care, Inc., 7.50% due 6/15/2006 .......................       193,890
Services--0.2%
---------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &                130,000    Harrah's Operating Co., Inc., 5.625% due 6/01/2015 (a) ......       132,411
Leisure--0.1%
---------------------------------------------------------------------------------------------------------------------------
Household Durables--1.0%             350,000    American Greetings, 6.10% due 8/01/2028 .....................       360,938
                                                DR Horton, Inc.:
                                     305,000      5% due 1/15/2009 ..........................................       305,171
                                     150,000      6.875% due 5/01/2013 ......................................       162,316
                                     210,000      5.625% due 9/15/2014 ......................................       209,697
                                                KB HOME:
                                     300,000      5.75% due 2/01/2014 .......................................       297,329
                                      15,000      5.875% due 1/15/2015 ......................................        14,882
                                                                                                                -----------
                                                                                                                  1,350,333
---------------------------------------------------------------------------------------------------------------------------
IT Services--0.2%                    325,000    First Data Corp., 4.50% due 6/15/2010 .......................       327,946
---------------------------------------------------------------------------------------------------------------------------
Industrial                           415,000    Tyco International Group SA, 6.75% due 2/15/2011 ............       460,692
Conglomerates--0.4%
---------------------------------------------------------------------------------------------------------------------------
Insurance--1.0%                      260,000    AON Corp., 6.70% due 1/15/2007 ..............................       268,273
                                     140,000    Montpelier Re Holdings Ltd., 6.125% due 8/15/2013 ...........       147,996
                                     280,000    NLV Financial Corp., 7.50% due 8/15/2033 (a) ................       323,053
                                     100,000    North Front Pass-Through Trust, 5.81% due 12/15/2024
                                                  (a)(b) ....................................................       103,042
                                      70,000    Prudential Financial, Inc., 4.104% due 11/15/2006 ...........        70,194
                                     220,000    Prudential Holdings LLC, 8.695% due 12/18/2023 (a) ..........       290,677
                                      80,000    Willis Group North America, Inc., 5.125% due 7/15/2010 ......        80,431
                                                                                                                -----------
                                                                                                                  1,283,666
---------------------------------------------------------------------------------------------------------------------------
Media--1.3%                          290,000    Comcast Cable Communications Holdings, Inc., 8.375%
                                                  due 3/15/2013 .............................................       353,612
                                     405,000    Historic TW, Inc., 9.125% due 1/15/2013 .....................       511,779
                                     360,000    Lenfest Communications, Inc.,10.50% due 6/15/2006 ...........       379,044
                                     125,000    Media General, Inc., 6.95% due 9/01/2006 ....................       127,934
                                     120,000    News America, Inc., 6.75% due 1/09/2038 .....................       136,267
                                     115,000    Time Warner, Inc., 7.625% due 4/15/2031 .....................       143,622
                                                                                                                -----------
                                                                                                                  1,652,258
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                      Face
Industry#                            Amount                           Corporate Bonds                              Value
---------------------------------------------------------------------------------------------------------------------------
Metals & Mining--0.2%         USD    205,000    Textron Financial Corp., 2.75% due 6/01/2006 ................   $   203,011
---------------------------------------------------------------------------------------------------------------------------
Multi-Utilities--0.8%                 35,000    Ameren Corp., 4.263% due 5/15/2007 ..........................        35,029
                                                Dominion Resources, Inc. Series B:
                                     200,000      7.625% due 7/15/2005 ......................................       200,180
                                     170,000      3.568% due 5/15/2006 (b) ..................................       170,371
                                                Sempra Energy,:
                                     145,000      4.621% due 5/17/2007 ......................................       145,685
                                     110,000      7.95% due 3/01/2010 .......................................       124,913
                                     105,000      6% due 2/01/2013 ..........................................       111,926
                                     210,000    Southern Power Co. Series B, 6.25% due 7/15/2012 ............       229,359
                                                                                                                -----------
                                                                                                                  1,017,463
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                140,000    Amerada Hess Corp., 7.125% due 3/15/2033 ....................       166,056
Fuels--1.9%                          145,000    Consolidated Natural Gas Co., 5% due 12/01/2014 .............       146,685
                                     226,500    Kern River Funding Corp., 4.893% due 4/30/2018 (a) ..........       231,666
                                     150,000    Kinder Morgan Energy Partners LP, 5.35% due 8/15/2007 .......       151,965
                                     170,000    Midamerican Energy Holdings Co., 5.875% due 10/01/2012 ......       180,577
                                     135,000    Motiva Enterprises LLC, 5.20% due 9/15/2012 (a) .............       139,186
                                     750,000    Pemex Project Funding Master Trust 4.71%
                                                  due 6/15/2010 (a)(b) ......................................       773,625
                                     165,000    Tengizchevroil Finance Co. SARL, 6.124% due 11/15/2014 (a) ..       168,712
                                      80,000    Texaco Capital, Inc., 8.625% due 6/30/2010 ..................        96,126
                                     460,000    Ultramar Diamond Shamrock Corp., 6.75% due 10/15/2037 .......       510,002
                                                                                                                -----------
                                                                                                                  2,564,600
---------------------------------------------------------------------------------------------------------------------------
Paper & Forest                       275,000    Celulosa Arauco y Constitucion SA, 8.625% due 8/15/2010 .....       320,480
Products--0.5%                       315,000    Champion International Corp., 6.65% due 12/15/2037 ..........       351,683
                                                                                                                -----------
                                                                                                                    672,163
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--0.3%                415,000    Wyeth, 5.50% due 3/15/2013 ..................................       436,767
---------------------------------------------------------------------------------------------------------------------------
Real Estate--0.5%                    125,000    Developers Diversified Realty Corp., 6.625% due 1/15/2008 ...       130,609
                                     135,000    Health Care Property Investors, Inc., 6.50% due 2/15/2006 ...       137,007
                                     165,000    Nationwide Health Properties, Inc., 6.59% due 7/07/2038 .....       179,249
                                     240,000    Westfield Capital Corp. Ltd., 5.125% due 11/15/2014 (a) .....       244,108
                                                                                                                -----------
                                                                                                                    690,973
---------------------------------------------------------------------------------------------------------------------------
Road & Rail--0.6%                    330,000    CSX Corp., 6.75% due 3/15/2011 ..............................       364,309
                                                Norfolk Southern Corp.:
                                      62,000      5.59% due 5/17/2025 .......................................        64,438
                                      68,000      7.25% due 2/15/2031 .......................................        86,842
                                                Union Pacific Corp.:
                                     110,000      7.25% due 11/01/2008 ......................................       119,823
                                     100,000      5.375% due 5/01/2014 ......................................       104,284
                                                                                                                -----------
                                                                                                                    739,696
---------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                   325,000    Countrywide Home Loans, Inc., 5.625% due 7/15/2009 ..........       338,775
Finance--0.4%                        210,000    Washington Mutual, Inc., 4.20% due 1/15/2010 ................       208,322
                                                                                                                -----------
                                                                                                                    547,097
---------------------------------------------------------------------------------------------------------------------------
Wireless                             137,000    AT&T Wireless Services, Inc., 8.75% due 3/01/2031 ...........       192,024
Telecommunication                    250,000    Sprint Capital Corp., 8.75% due 3/15/2032 ...................       347,778
Services--0.4%                                                                                                  -----------
                                                                                                                    539,802
---------------------------------------------------------------------------------------------------------------------------
                                                Total Corporate Bonds
                                                (Cost--$33,684,443)--26.4% ..................................    34,722,614
---------------------------------------------------------------------------------------------------------------------------

                                                                      Preferred Securities
---------------------------------------------------------------------------------------------------------------------------

                                                                         Capital Trusts
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.1%               150,000    BAC Capital Trust VI, 5.625% due 3/08/2035 ..................       154,275
---------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.1%             125,000    Alabama Power Capital Trust V, 5.50% due 10/01/2042 (b) .....       128,844
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                150,000    Pemex Project Funding Master Trust 7.375% due 12/15/2014 ....       168,225
Fuels--0.2%
---------------------------------------------------------------------------------------------------------------------------
                                                Total Capital Trusts
                                                (Cost--$431,301)--0.4% ......................................       451,344
---------------------------------------------------------------------------------------------------------------------------

                                     Shares
                                      Held                              Preferred Stocks
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.2%                    29    DG Funding Trust, 5.74% (a) .................................       311,206
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                                      Preferred Securities
---------------------------------------------------------------------------------------------------------------------------
                                     Shares
Industry#                              Held                             Preferred Stocks                          Value
---------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                   9,000      Fannie Mae, 7% ..............................................  $    499,219
Finance--0.4%
---------------------------------------------------------------------------------------------------------------------------
                                                Total Preferred Stocks (Cost--$819,729)--0.6% ...............       810,425
---------------------------------------------------------------------------------------------------------------------------

                                     Face
                                    Amount                            Trust Preferred
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                 USD    785,000      RC Trust I, 7% due 5/15/2006 ................................       795,304
Defense--0.6%
---------------------------------------------------------------------------------------------------------------------------
                                                Total Trust Preferred (Cost--$807,010)--0.6% ................       795,304
---------------------------------------------------------------------------------------------------------------------------
                                                Total Preferred Securities
                                                (Cost--$2,058,040)--1.6% ....................................     2,057,073
---------------------------------------------------------------------------------------------------------------------------

                                                                        Municipal Bonds
---------------------------------------------------------------------------------------------------------------------------
                                   280,000      Dallas, Texas, Government Obligation, Series C, 5.25%
                                                  due 2/15/2024 .............................................       277,245
---------------------------------------------------------------------------------------------------------------------------
                                                Total Municipal Bonds
                                                (Cost--$280,000)--0.2% ......................................       277,245
---------------------------------------------------------------------------------------------------------------------------

                                                                     Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
Commercial Paper***              1,400,000      E.I. Du Pont de Nemours & Co., 3.15% due 7/18/2005 ..........     1,397,795
---------------------------------------------------------------------------------------------------------------------------
U.S. Government                 26,000,000      Federal Home Loan Bank System, 3.001% due 7/01/2005 .........    25,998,194
Obligations***
---------------------------------------------------------------------------------------------------------------------------
                                 Beneficial
                                  Interest
---------------------------------------------------------------------------------------------------------------------------
                            USD  6,743,875      Merrill Lynch Liquidity Series, LLC Money Market
                                                  Series (f)(g) .............................................     6,743,875
---------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Securities
                                                (Cost--$34,139,864)--25.9% ..................................    34,139,864
---------------------------------------------------------------------------------------------------------------------------

                                  Number of
                                  Contracts                           Options Purchased
---------------------------------------------------------------------------------------------------------------------------
Call Options Purchased                  79      U.S. Treasury Bonds, expiring July 2005 at USD 109.5,
                                                  Broker Credit Suisse First Boston .........................        11,109
---------------------------------------------------------------------------------------------------------------------------
                                                Total Options Purchased (Premiums Paid--$39,795)--0.0% ......        11,109
---------------------------------------------------------------------------------------------------------------------------
                                                Total Investments
                                                (Cost--$151,104,505)--116.1% ................................   152,950,354
---------------------------------------------------------------------------------------------------------------------------

                                                                         Options Written
---------------------------------------------------------------------------------------------------------------------------
Call Options Written                     3##    Swaption, expiring January 2008 at 5.14%, Broker Deutsche
                                                  Bank AG, London (h) .......................................      (161,699)
                                       119      U.S. Treasury Bonds, expiring July 2005 at USD 110.5,
                                                  Broker Credit Suisse First Boston .........................        (3,719)
                                                                                                               ------------
                                                                                                                   (165,418)
---------------------------------------------------------------------------------------------------------------------------
Put Options Written                      3##    Swaption, expiring January 2008 at 5.14%, Broker Deutsche
                                                  Bank AG, London (h) .......................................       (60,394)
                                       119      U.S. Treasury Bonds, expiring July 2005 at USD 108,
                                                  Broker Credit Suisse First Boston .........................       (11,156)
                                                                                                               ------------
                                                                                                                    (71,550)
---------------------------------------------------------------------------------------------------------------------------
                                                Total Options Written
                                                (Premiums Received--$256,397)--(0.2%) .......................      (236,968)
---------------------------------------------------------------------------------------------------------------------------
                                                Total Investments, Net of Options Written
                                                (Cost--$150,848,108++)--115.9% ..............................   152,713,386
                                                Liabilities in Excess of Other Assets--(15.9%) ..............   (20,924,373)
                                                                                                               ------------
                                                Net Assets--100.0% ..........................................  $131,789,013
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

 *    Corresponding industry groups for foreign securities:

      (1)   Government Entity

 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

*** Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

   + Asset-Backed & Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

  ++ The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................   $150,911,272
                                                                   ============
      Gross unrealized appreciation ............................   $  2,139,410
      Gross unrealized depreciation ............................       (337,296)
                                                                   ------------
      Net unrealized appreciation ..............................   $  1,802,114
                                                                   ============

   # For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

  ##  One contract represents a notional amount of $1,000,000.

 (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 (b)  Floating rate note.

 (c) All or a portion of security held as collateral in connection with open financial futures contracts.

 (d)  Convertible security.

 (e) Restricted security as to resale, representing 0.8% of net assets was as follows:

      ------------------------------------------------------------------------------------------
                                                   Acquisition
      Issue                                            Date             Cost            Value
      ------------------------------------------------------------------------------------------
      Sigma Finance Corp., 5.768% due 8/15/2011       2/13/04        $1,000,000       $1,000,000
      ------------------------------------------------------------------------------------------

 (f) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section2(a)(3) of the Investment Company Act of 1940) were as follows:

    --------------------------------------------------------------------------------------
                                                                      Net        Interest
    Affiliate                                                      Activity       Income
    --------------------------------------------------------------------------------------
    Merrill Lynch Liquidity Series, LLC Money Market Series      $6,743,875        $969
    --------------------------------------------------------------------------------------

 (g)  Security was purchased with the cash proceeds from securities loans.

 (h) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.

 (i)  Security,  or portion  of  security,  is on loan.

 (j)  The  security  is a perpetual bond and has no stated maturity date.

      Currency Abbreviations

           EUR    Euro
           USD    U.S. Dollar

      Financial futures contracts sold as of June 30, 2005 were as follows:

      --------------------------------------------------------------------------------------------------------
      Number of                                            Expiration              Face           Unrealized
      Contracts                 Issue                         Date                 Value         Depreciation
      --------------------------------------------------------------------------------------------------------
           7         Five-Year U.S. Treasury Note        September 2005        $   759,997         $ (2,238)
          98         Ten-Year U.S. Treasury Note         September 2005         11,044,290          (75,648)
          32         Two-Year U.S. Treasury Note         September 2005          6,645,716             (284)

      -------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation--Net                                                           $(78,170)
                                                                                                   ========
      -------------------------------------------------------------------------------------------------------
      Forward foreign exchange contracts as of June 30, 2005 were as follows:
      -------------------------------------------------------------------------------------------------------
      Foreign                                                                     Settlement       Unrealized
      Currency Sold                                                                  Date         Appreciation
      -------------------------------------------------------------------------------------------------------
      EUR 616,985 .............................................................  August 2005          $10,519
                                                                                                      -------
      -------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign Exchange Contracts--Net
      (USD Commitment--$758,589) ..............................................                       $10,519
                                                                                                      =======
      -------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

Swaps outstanding as of June 30, 2005 were as follows:
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Unrealized
                                                                                            Notional            Appreciation
                                                                                             Amount            (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Receive  (pay) a  variable  return  based on the  change in the since  inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month USD LIBOR minus 0.105%

Broker, UBS Warburg
Expires August 2005                                                                         $3,600,000                  --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month USD LIBOR minus 0.10%

Broker, Lehman Brothers Special Finance
Expires September 2005                                                                      $9,700,000                  --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers CMBS Investment Grade Index and pay a floating rate based on 1-month USD LIBOR minus 0.14%

Broker, UBS Warburg
Expires September 2005                                                                      $1,600,000                  --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month USD LIBOR minus 0.10%

Broker, Lehman Brothers Special Finance
Expires October 2005                                                                        $6,650,000                  --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month USD LIBOR minus 0.05%

Broker, UBS Warburg
Expires October 2005                                                                        $3,800,000                  --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month USD LIBOR minus 0.15%

Broker, Lehman Brothers Special Finance
Expires November 2005                                                                       $3,600,000                  --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month USD LIBOR minus 0.12%

Broker, UBS Warburg
Expires November 2005                                                                       $1,100,000                  --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month USD LIBOR minus 0.15%

Broker, Lehman Brothers Special Finance
Expires December 2005                                                                       $6,700,000                  --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month USD LIBOR minus 0.15%

Broker, Lehman Brothers Special Finance
Expires March 2006                                                                          $6,300,000                  --

Bought credit default protection on Aon Corp., Inc. and pay 0.37%

Broker, Morgan Stanley Capital Services, Inc.
Expires January 2007                                                                        $  285,000            $ (1,023)

Pay a fixed rate of 2.8025%  and  receive a floating  rate based on 3-month  USD
LIBOR

Broker, JPMorgan Chase Bank
Expires January 2007                                                                         $ 285,000               5,637

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                                                                                 Unrealized
                                                                                            Notional            Appreciation
                                                                                             Amount            (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Bought credit default protection on Weyerhaeuser Co. and pay 0.73%

Broker, Morgan Stanley Capital Services, Inc.
Expires September 2008                                                                      $  430,000            $ (3,670)

Sold credit default protection on Sprint Corporation and receive 1.5%

Broker, Morgan Stanley Capital Services, Inc.
Expires September 2008                                                                      $  430,000              16,805

Sold credit default protection on Comcast Cable Communications, Inc. and receive
1.15%

Broker, Morgan Stanley Capital Services, Inc.
Expires September 2008                                                                      $  430,000              11,670

Receive a fixed rate of 3.401% and pay 3.875% on  Treasury  Inflation  Protected
Securities (TIPS) adjusted principal

Broker, JPMorgan Chase Bank
Expires January 2009                                                                        $  879,000             (14,787)

Sold credit default protection on Raytheon Co. and receive 0.73%

Broker, JPMorgan Chase Bank
Expires March 2009                                                                          $  160,000               2,276

Bought credit default protection on Boeing Capital Corp. and pay 0.48%

Broker, JPMorgan Chase Bank
Expires March 2009                                                                          $  160,000              (1,626)

Sold credit default protection on Nextel Communications, Inc. and receive 1.72%

Broker, JPMorgan Chase Bank
Expires September 2009                                                                      $  310,000              15,558

Sold credit default  protection on Dow Jones CDX North America  Investment Grade
Index Series 2 and receive 0.60%

Broker, Morgan Stanley Capital Services, Inc.
Expires September 2009                                                                      $1,230,000              (2,593)

Bought credit default protection on Hewlett-Packard Co. and pay 0.31%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                       $  315,000                 334

Bought credit default protection on Petroleos Mexicanos and pay 1.09%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                       $  630,000               1,898

Sold credit default protection on Mexico Government International Bond and receive 0.92%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                       $  630,000               1,256

Sold credit default protection on Computer Associates International, Inc. and receive 0.83%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                       $  315,000               1,132

Bought credit default protection on Morgan Stanley and pay 0.47%

Broker, HSBC Bank USA
Expires June 2010                                                                           $  150,000                (902)

Bought credit default protection on Valero Energy Corp. and pay 1.03%

Broker, Deutsche Bank AG
Expires June 2010                                                                           $  150,000              (3,341)

Bought credit default protection on Devon Energy Corp. and pay 0.48%

Broker, Deutsche Bank AG
Expires June 2010                                                                           $  300,000                (748)

Bought credit default protection on Valero Energy Corp. and pay 1%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                           $  150,000              (3,341)

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Concluded)        (in U.S. dollars)
================================================================================

                                                                                                                 Unrealized
                                                                                            Notional            Appreciation
                                                                                             Amount            (Depreciation)
------------------------------------------------------------------------------------------------------------------------------

Sold credit default protection on BellSouth Corp. and receive 0.26%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                           $  145,000            $     34

Bought credit default protection on Devon Energy Corp. and pay 0.5%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                           $  300,000              (1,017)

Bought credit default protection on Ford Motor Credit Co. and pay 3.59%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                           $  292,500               4,502

Bought credit default protection on International Paper Co. and pay 0.9%

Broker, JPMorgan Chase Bank
Expires June 2010                                                                           $  290,000              (1,744)

Bought credit default protection on Goldman Sachs Group, Inc. and pay 0.45%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                           $  145,000                (821)

Bought credit default protection on DaimlerChrysler NA Holding Corp. and pay
1.37%

Broker, HSBC Bank USA
Expires June 2010                                                                           $  150,000              (3,605)

Bought credit default protection on JPMorgan Chase & Co. and pay 0.44%

Broker, Morgan Stanley Capital Services, Inc.
Expires June 2010                                                                           $  145,000                (675)

Sold credit default protection on Wells Fargo & Co. and receive 0.195%

Broker, Deutsche Bank AG
Expires June 2010                                                                           $  145,000                  25

Sold credit default protection on DaimlerChrysler NA Holding Corp. and receive
1.55%

Broker, JPMorgan Chase Bank
Expires June 2010                                                                           $  150,000               4,803

Sold credit default protection on Ford Motor Credit Co. and receive 5.25%

Broker, Morgan Stanley Capital Services, Inc.
Expires June 2010                                                                           $  300,000             15,391

Sold credit default protection on Dow Jones CDX North America Investment Grade
IndexSeries 4 and receive 0.4%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                           $  210,000                (274)

Receive a fixed rate of 4.17% and pay 3.50% on Treasury Inflation Protected
Securities (TIPS) adjusted principal

Broker, Morgan Stanley Capital Services, Inc.
Expires January 2011                                                                        $  750,000             (21,034)

Receive a floating rate based on 1-month USD LIBOR plus 0.47%, which is capped at a fixed coupon of 6% from 12/16/05 through expiration and pay a floating rate based on 1-month USD LIBOR

Broker, Credit Suisse First Boston
Expires June 2011                                                                           $6,500,000               3,037

--------------------------------------------------------------------------------------------------------------------------
Total ...................................................................................                         $ 23,157
                                                                                                                  ========
---------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Portfolio Information as of June 30, 2005
================================================================================

                                                                      Percent of
                                                                        Total
     Asset Mix                                                       Investments
     ---------------------------------------------------------------------------
     Corporate Bonds .........................................          22.9%
     Non-Government Agency Mortgage-Backed Securities ........          14.8
     Government Agency Mortgage-Backed Securities ............          13.1
     Government & Agency Obligations .........................          12.9
     Asset-Backed Securities .................................          12.7
     Preferred Securities ....................................           1.4
     Municipal Bonds .........................................            --**
     Other* ..................................................          22.2
     ---------------------------------------------------------------------------
 *   Includes portfolio holdings in short-term investments and options.
**   Amount is less than .01%.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Fundamental Growth Strategy Portfolio
Schedule of Investments as of June 30, 2005
================================================================================

                                      Shares
Industry*                              Held                                Common Stocks                             Value
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                           62,600    Boeing Co. ..................................................  $  4,131,600
Defense--2.9%                         57,800    Lockheed Martin Corp. .......................................     3,749,486
                                                                                                               ------------
                                                                                                                  7,881,086
---------------------------------------------------------------------------------------------------------------------------
Beverages--1.7%                       82,400    PepsiCo, Inc. ...............................................     4,443,832
---------------------------------------------------------------------------------------------------------------------------
Biotechnology--2.9%                   62,200    Amgen, Inc. (c) .............................................     3,760,612
                                      91,200    Gilead Sciences, Inc. (c) ...................................     4,011,888
                                                                                                               ------------
                                                                                                                  7,772,500
---------------------------------------------------------------------------------------------------------------------------
Capital Markets--1.3%                 46,100    Franklin Resources, Inc. ....................................     3,548,778
---------------------------------------------------------------------------------------------------------------------------
Chemicals--7.4%                       72,200    Air Products & Chemicals, Inc. ..............................     4,353,660
                                     143,200    The Dow Chemical Co. ........................................     6,376,696
                                      84,400    E.I. du Pont de Nemours & Co. ...............................     3,630,044
                                      46,100    Nalco Holding Co. (c) .......................................       904,943
                                      96,600    Praxair, Inc. ...............................................     4,501,560
                                                                                                               ------------
                                                                                                                 19,766,903
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--2.5%                81,000    Bank of America Corp. .......................................     3,694,410
                                      98,900    U.S. Bancorp ................................................     2,887,880
                                                                                                               ------------
                                                                                                                  6,582,290
---------------------------------------------------------------------------------------------------------------------------
Communications                       181,800    Corning, Inc. (c) ...........................................     3,021,516
Equipment--2.3%                       98,400    Telefonaktiebolaget LM Ericsson (a) .........................     3,143,880
                                                                                                               ------------
                                                                                                                  6,165,396
---------------------------------------------------------------------------------------------------------------------------
Diversified Financial                 64,500    Citigroup, Inc. .............................................     2,981,835
Services--1.1%
---------------------------------------------------------------------------------------------------------------------------
Energy Equipment &                    71,500    Baker Hughes, Inc. (d) ......................................     3,657,940
Services--8.6%                        38,600    Grant Prideco, Inc. (c) .....................................     1,020,970
                                      95,800    Halliburton Co. .............................................     4,581,156
                                      57,000    National Oilwell Varco, Inc. (c) ............................     2,709,780
                                      81,400    Schlumberger Ltd. ...........................................     6,181,516
                                      92,300    Transocean, Inc. (c)(d) .....................................     4,981,431
                                                                                                               ------------
                                                                                                                 23,132,793
---------------------------------------------------------------------------------------------------------------------------
Food Products--2.3%                   96,700    McCormick & Co., Inc. .......................................     3,160,156
                                      42,800    Wm. Wrigley Jr. Co. .........................................     2,946,352
                                                                                                               ------------
                                                                                                                  6,106,508
---------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &              108,200    Alcon, Inc. (d) .............................................    11,831,670
Supplies--12.2%                      157,800    Boston Scientific Corp. (c) .................................     4,260,600
                                      35,400    Fisher Scientific International (c) .........................     2,297,460
                                      25,000    Foxhollow Technologies Inc (c)(d) ...........................       956,750
                                     104,900    Medtronic, Inc. .............................................     5,432,771
                                      76,300    St. Jude Medical, Inc. (c) ..................................     3,327,443
                                      88,600    Varian Medical Systems, Inc. (c) ............................     3,307,438
                                      33,200    Waters Corp. (c) ............................................     1,234,044
                                                                                                               ------------
                                                                                                                 32,648,176
---------------------------------------------------------------------------------------------------------------------------
Health Care Providers &               76,000    Caremark Rx, Inc. (c) .......................................     3,383,520
Services--6.7%                        13,000    Covance, Inc. (c) ...........................................       583,310
                                     142,400    UnitedHealth Group, Inc. ....................................     7,424,736
                                      93,200    WellPoint, Inc. (c) .........................................     6,490,448
                                                                                                               ------------
                                                                                                                 17,882,014
---------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &                 59,200    Carnival Corp. (d) ..........................................     3,229,360
Leisure--8.8%                         82,400    Marriott International, Inc. Class A (d) ....................     5,621,328
                                      75,600    Starbucks Corp. (c) .........................................     3,905,496
                                      76,800    Starwood Hotels & Resorts Worldwide, Inc. ...................     4,498,176
                                      11,300    Station Casinos, Inc. .......................................       750,320
                                      51,100    Wynn Resorts Ltd. (c) .......................................     2,415,497
                                      59,600    Yum! Brands, Inc. ...........................................     3,103,968
                                                                                                               ------------
                                                                                                                 23,524,145
---------------------------------------------------------------------------------------------------------------------------
Household Products--2.5%             126,400    Procter & Gamble Co. ........................................     6,667,600
---------------------------------------------------------------------------------------------------------------------------
IT Services--1.5%                     75,200    First Data Corp. ............................................     3,018,528
                                      39,800    Hewitt Associates, Inc. Class A (c) .........................     1,055,098
                                                                                                               ------------
                                                                                                                  4,073,626
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Fundamental Growth Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Concluded)
================================================================================

                                      Shares
Industry*                              Held                                Common Stocks                             Value
---------------------------------------------------------------------------------------------------------------------------
Industrial                           160,900    3M Co. ......................................................  $ 11,633,070
Conglomerates--11.0%                 514,800    General Electric Co. ........................................    17,837,820
                                                                                                               ------------
                                                                                                                 29,470,890
---------------------------------------------------------------------------------------------------------------------------
Internet Software &                   10,700    Google, Inc. (c) ............................................     3,147,405
Services--3.1%                       144,900    Yahoo!, Inc. (c) ............................................     5,020,785
                                                                                                               ------------
                                                                                                                  8,168,190
---------------------------------------------------------------------------------------------------------------------------
Machinery--4.3%                       30,900    Caterpillar, Inc. ...........................................     2,945,079
                                      42,800    Deere & Co. .................................................     2,802,972
                                      28,800    ITT Industries, Inc. ........................................     2,811,744
                                      94,300    Pall Corp. ..................................................     2,862,948
                                                                                                               ------------
                                                                                                                 11,422,743
---------------------------------------------------------------------------------------------------------------------------
Media--1.0%                          112,300    Walt Disney Co. .............................................     2,827,714
---------------------------------------------------------------------------------------------------------------------------
Personal Products--1.2%               84,700    Avon Products, Inc. .........................................     3,205,895
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--3.9%                161,900    Johnson & Johnson ...........................................    10,523,500
---------------------------------------------------------------------------------------------------------------------------
Software--4.5%                       482,700    Microsoft Corp. .............................................    11,990,268
---------------------------------------------------------------------------------------------------------------------------
Specialty Retail--1.7%               214,750    Staples, Inc. ...............................................     4,578,470
---------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel &                   94,600    Coach, Inc. (c) .............................................     3,175,722
Luxury Goods--2.3%                    33,000    Nike, Inc. Class B ..........................................     2,857,800
                                                                                                               ------------
                                                                                                                  6,033,522
---------------------------------------------------------------------------------------------------------------------------
Trading Companies &                   21,500    MSC Industrial Direct Co. Class A ...........................       725,625
Distributors--0.3%
---------------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks
                                                (Cost--$235,816,804)--98.0%                                     262,124,299
---------------------------------------------------------------------------------------------------------------------------
                                  Beneficial
                                   Interest                            Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
                                 $ 5,109,322    Merrill Lynch Liquidity Series, LLC
                                                   Cash Sweep Series I (b) ..................................     5,109,322
                                  17,166,100    Merrill Lynch Liquidity Series, LLC
                                                   Money Market Series (b)(e) ...............................    17,166,100

---------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Securities
                                                (Cost--$22,275,422)--8.3%                                        22,275,422
---------------------------------------------------------------------------------------------------------------------------
                                                Total Investments (Cost--$258,092,226**)--106.3% ............   284,399,721
                                                Liabilities in Excess of Other Assets--(6.3%) ...............   (16,879,714)
                                                                                                               ------------
                                                Net Assets--100.0% ..........................................  $267,520,007
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

 * For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................   $258,689,038
                                                                   ------------
      Gross unrealized appreciation ............................   $ 32,934,254
      Gross unrealized depreciation ............................     (7,223,571)
                                                                   ------------
      Net unrealized appreciation ..............................   $ 25,710,683
                                                                   ============

(a)   Depositary Receipts.

(b) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                        Net            Interest
      Affiliate                                      Activity           Income
      --------------------------------------------------------------------------

      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                         $(3,578,757)       $90,890
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                         $17,166,100        $ 6,743
      --------------------------------------------------------------------------

(c)   Non-income producing security.

(d)   Security, or a portion of security, is on loan.

(e)   Security was purchased with the cash proceeds from securities loans.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Fundamental Growth Strategy Portfolio
Portfolio Information as of June 30, 2005
================================================================================

                                                                    Percent of
                                                                       Total
Sector* Representation                                              Investments
--------------------------------------------------------------------------------
Health Care ......................................................     24.2%
Industrials ......................................................     17.4
Consumer Discretionary ...........................................     13.0
Information Technology ...........................................     10.7
Energy ...........................................................      8.1
Consumer Staples .................................................      7.2
Materials ........................................................      7.0
Financial ........................................................      4.6
Other** ..........................................................      7.8
--------------------------------------------------------------------------------

 * For Portfolio compliance purposes, "Sector" means any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

**    Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)
================================================================================

                                                          Shares
Country               Industry*                            Held                     Common Stocks                         Value
----------------------------------------------------------------------------------------------------------------------------------
Australia--0.9%       Food Products--0.0%                202,000    Burns Philp & Co., Ltd. (f) ....................  $    140,116
                      ------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.8%               74,000    BHP Billiton Ltd. ..............................     1,023,775
                                                          24,000    Rio Tinto Ltd. .................................       819,934
                                                                                                                      ------------
                                                                                                                         1,843,709
                      ------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable               10,000    Woodside Petroleum Ltd. ........................       222,957
                      Fuels--0.1%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Australia                     2,206,782
----------------------------------------------------------------------------------------------------------------------------------
Belgium--0.1%         Diversified                          7,654    Belgacom SA ....................................       261,774
                      Telecommunication
                      Services--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Leisure Equipment &                  2,642    AGFA-Gevaert NV ................................        73,087
                      Products--0.0%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Belgium .................       334,861
----------------------------------------------------------------------------------------------------------------------------------
Brazil--0.7%          Metals & Mining--0.3%               15,000    Cia Vale do Rio Doce (a)(f) ....................       381,000
                                                           8,100    Cia Vale do Rio Doce (a) .......................       237,168
                                                                                                                      ------------
                                                                                                                           618,168
                      ------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable               19,000    Petroleo Brasileiro SA (a) .....................       990,470
                      Fuels--0.4%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Brazil ..................     1,608,638
----------------------------------------------------------------------------------------------------------------------------------
Canada--0.8%          Chemicals--0.1%                      6,500    Agrium Inc. ....................................       127,465
                      ------------------------------------------------------------------------------------------------------------
                      Communications                     218,329    Nortel Networks Corp. (f) ......................       569,839
                      Equipment--0.2%
                      ------------------------------------------------------------------------------------------------------------
                      Energy Equipment &                  28,800    Drillers Technology Corp. (f) ..................        38,328
                      Services--0.0%
                      ------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.2%               30,300    Placer Dome, Inc. ..............................       466,014
                      ------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable                3,000    Niko Resources Ltd. ............................       141,305
                      Fuels--0.2%                          3,400    Petro-Canada ...................................       221,383
                                                           1,800    Talisman Energy, Inc. ..........................        67,456
                                                                                                                      ------------
                                                                                                                           430,144
                      ------------------------------------------------------------------------------------------------------------
                      Paper & Forest                       7,300    Domtar, Inc. ...................................        53,999
                      Products--0.0%
                      ------------------------------------------------------------------------------------------------------------
                      Road & Rail--0.1%                    5,300    CP Railway Limited (USD) .......................       182,903
                                                           2,300    Canadian Pacific Railway Ltd. ..................        79,602
                                                                                                                      ------------
                                                                                                                           262,505
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Canada                        1,948,294
----------------------------------------------------------------------------------------------------------------------------------
China--0.3%           Automobiles--0.0%                  200,000    Denway Motors Ltd. .............................        71,398
                      ------------------------------------------------------------------------------------------------------------
                      Insurance--0.1%                      2,900    China Life Insurance Co. Ltd. (a)(f) ...........        79,170
                                                          33,000    Ping An Insurance Group Co. of China Ltd. (f) ..        53,066
                                                                                                                      ------------
                                                                                                                           132,236
                      ------------------------------------------------------------------------------------------------------------
                      Machinery--0.0%                    308,200    Shanghai Electric Group Corp. (f) ..............        69,781
                      ------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable              400,000    China Shenhua Energy Co. Ltd. Class H (f) ......       385,936
                      Fuels--0.2%
                      ------------------------------------------------------------------------------------------------------------
                      Transportation                      63,000    Hainan Meilan International Airport Co., Ltd. ..        36,066
                      Infrastructure--0.0%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in China                           695,417
----------------------------------------------------------------------------------------------------------------------------------
Denmark--0.1%         Commercial Banks--0.1%               7,443    Danske Bank A/S ................................       224,005
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Denmark                         224,005
----------------------------------------------------------------------------------------------------------------------------------
Finland--0.3%         Communications                      22,600    Nokia Oyj (a) ..................................       376,064
                      Equipment--0.2%
                      ------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.1%            17,182    Fortum Oyj .....................................       275,619
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Finland                         651,683
----------------------------------------------------------------------------------------------------------------------------------
France--1.1%          Automobiles--0.1%                    3,906    Peugeot SA .....................................       231,617
                      ------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.2%               6,302    BNP Paribas ....................................       432,595
                      ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                          Shares
Country               Industry*                            Held                     Common Stocks                         Value
----------------------------------------------------------------------------------------------------------------------------------
France                Construction &                       2,757    Vinci SA .......................................  $    229,639
(concluded)           Engineering--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Food & Staples                       6,805    Carrefour SA ...................................       330,364
                      Retailing--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.1%               12,889    Arcelor ........................................       253,099
                      ------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable                3,500    Total SA (a) ...................................       408,975
                      Fuels--0.5%                          3,082    Total SA .......................................       724,979
                                                                                                                      ------------
                                                                                                                         1,133,954
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in France                        2,611,268
----------------------------------------------------------------------------------------------------------------------------------
Germany--0.8%         Air Freight &                       14,501    Deutsche Post AG ...............................       339,176
                      Logistics--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Auto Components--0.1%                3,582    Continental AG .................................       258,416
                      ------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.1%               4,621    Deutsche Postbank AG ...........................       227,526
                      ------------------------------------------------------------------------------------------------------------
                      Construction &                       5,685    Hochtief AG ....................................       199,594
                      Engineering--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Diversified Financial                3,730    Deutsche Boerse AG .............................       292,349
                      Services--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.1%             3,075    E.ON AG ........................................       274,293
                      ------------------------------------------------------------------------------------------------------------
                      Multi-Utilities--0.2%                7,296    RWE AG .........................................       471,502
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Germany                       2,062,856
----------------------------------------------------------------------------------------------------------------------------------
Hong Kong--0.6%       Commercial Banks--0.2%              25,100    HSBC Holdings Plc Hong Kong Registered .........       403,625
                      ------------------------------------------------------------------------------------------------------------
                      Industrial                          67,260    Hutchison Whampoa Ltd. .........................       607,852
                      Conglomerates--0.2%
                      ------------------------------------------------------------------------------------------------------------
                      Real Estate--0.2%                   22,000    Cheung Kong Holdings Ltd. ......................       214,388
                                                          65,000    Wharf Holdings Ltd. ............................       228,281
                                                                                                                      ------------
                                                                                                                           442,669
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Hong Kong                     1,454,146
----------------------------------------------------------------------------------------------------------------------------------
Hungary--0.0%         Oil, Gas & Consumable                1,277    Mol Magyar Olaj- es Gazipari Rt. ...............       107,254
                      Fuels--0.0%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Hungary                         107,254
----------------------------------------------------------------------------------------------------------------------------------
India--2.6%           Automobiles--0.2%                   12,000    Bajaj Auto Ltd. ................................       379,071
                                                           6,000    Tata Motors Ltd. ...............................        58,655
                                                                                                                      ------------
                                                                                                                           437,726
                      ------------------------------------------------------------------------------------------------------------
                      Chemicals--1.0%                    172,000    Reliance Industries Ltd. .......................     2,539,255
                      ------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.1%              12,100    Oriental Bank of Commerce ......................        69,767
                                                          13,300    State Bank of India Ltd. .......................       208,478
                                                                                                                      ------------
                                                                                                                           278,245
                      ------------------------------------------------------------------------------------------------------------
                      Construction &                       6,000    Larsen & Toubro Ltd. ...........................       156,479
                      Engineering--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Construction                       250,425    Gujarat Ambuja Cements Ltd. ....................       339,813
                      Materials--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Diversified                         79,000    Mahanagar Telephone Nigam ......................       210,400
                      Telecommunication
                      Services--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Household                          116,000    Hindustan Lever Ltd. ...........................       436,467
                      Products--0.2%
                      ------------------------------------------------------------------------------------------------------------
                      IT Services--0.4%                   20,000    Infosys Technologies Ltd. ......................     1,084,476
                      ------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable                3,400    Hindustan Petroleum Corp. ......................        23,967
                      Fuels--0.0%
                      ------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--0.0%                2,300    Wockhardt Ltd. .................................        20,297
                      ------------------------------------------------------------------------------------------------------------
                      Road & Rail--0.1%                    9,000    Container Corp. of India                               190,432
                      ------------------------------------------------------------------------------------------------------------
                      Thrifts & Mortgage                  31,000    Housing Development Finance Corp. ..............       630,231
                      Finance--0.3%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in India ...................     6,347,788
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                          Shares
Country               Industry*                            Held                     Common Stocks                         Value
----------------------------------------------------------------------------------------------------------------------------------
Indonesia--0.0%       Commercial Banks--0.0%             242,000    Bank Danamon Indonesia Tbk PT ..................  $    125,215
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Indonesia                       125,215
----------------------------------------------------------------------------------------------------------------------------------
Ireland--0.1%         Commercial Banks--0.1%              22,044    Bank of Ireland ................................       355,538
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Ireland                         355,538
----------------------------------------------------------------------------------------------------------------------------------
Israel--0.3%          Communications                      76,300    ECI Telecom Ltd. (a)(f) ........................       633,290
                      Equipment--0.3%                      3,398    Ectel Ltd. (a)(f) ..............................        12,743
                                                                                                                      ------------
                                                                                                                           646,033
                      ------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--0.0%                3,600    Teva Pharmaceutical Industries Ltd. (a) ........       112,104
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Israel                          758,137
----------------------------------------------------------------------------------------------------------------------------------
Italy--0.8%           Commercial Banks--0.3%              55,980    Capitalia SpA ..................................       313,583
                                                          66,307    UniCredito Italiano SpA ........................       350,640
                                                                                                                      ------------
                                                                                                                           664,223
                      ------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.0%             4,224    Enel SpA .......................................        36,819
                      ------------------------------------------------------------------------------------------------------------
                      Energy Equipment &                  22,900    Saipem SpA .....................................       308,845
                      Services--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Insurance--0.1%                      7,700    Fondiaria-Sai SpA ..............................       208,720
                      ------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable                1,100    ENI SpA (a) ....................................       141,020
                      Fuels--0.3%                         20,547    ENI SpA ........................................       530,093
                                                                                                                      ------------
                                                                                                                           671,113
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Italy                         1,889,720
----------------------------------------------------------------------------------------------------------------------------------
Japan--7.4%           Auto Components--0.1%                9,500    Toyota Industries Corp. ........................       259,769
                      ------------------------------------------------------------------------------------------------------------
                      Automobiles--0.4%                   47,000    Fuji Heavy Industries Ltd. .....................       195,957
                                                           4,400    Honda Motor Co., Ltd. ..........................       217,201
                                                          35,000    Suzuki Motor Corp. .............................       550,537
                                                                                                                      ------------
                                                                                                                           963,695
                      ------------------------------------------------------------------------------------------------------------
                      Beverages--0.4%                     18,600    Coca-Cola West Japan Co., Ltd. .................       418,798
                                                           2,000    Hokkaido Coca-Cola Bottling Co., Ltd. ..........        13,916
                                                          23,000    Kinki Coca-Cola Bottling Co., Ltd. .............       237,036
                                                          33,700    Mikuni Coca-Cola Bottling Co., Ltd. ............       333,016
                                                                                                                      ------------
                                                                                                                         1,002,766
                      ------------------------------------------------------------------------------------------------------------
                      Building Products--0.1%             16,000    Asahi Glass Co., Ltd. ..........................       168,360
                      ------------------------------------------------------------------------------------------------------------
                      Capital Markets--0.1%               21,000    Nomura Holdings, Inc. ..........................       251,485
                      ------------------------------------------------------------------------------------------------------------
                      Chemicals--0.2%                     31,000    Asahi Kasei Corp. ..............................       147,712
                                                          12,000    Shin-Etsu Chemical Co., Ltd. ...................       455,916
                                                                                                                      ------------
                                                                                                                           603,628
                      ------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.3%              33,333    The Bank of Yokohama Ltd. (f) ..................       192,821
                                                          16,900    Shinsei Bank Ltd. ..............................        91,203
                                                              67    Sumitomo Mitsui Financial Group, Inc. ..........       455,550
                                                                                                                      ------------
                                                                                                                           739,574
                      ------------------------------------------------------------------------------------------------------------
                      Construction &                      47,000    JGC Corp. ......................................       578,540
                      Engineering--0.2%
                      ------------------------------------------------------------------------------------------------------------
                      Consumer Finance--0.2%              14,000    Credit Saison Co., Ltd. ........................       466,203
                      ------------------------------------------------------------------------------------------------------------
                      Electrical                          24,900    RHJ International (f) ..........................       587,833
                      Equipment--0.3%
                      ------------------------------------------------------------------------------------------------------------
                      Electronic Equipment &              37,000    Hitachi Ltd. ...................................       225,052
                      Instruments--0.2%                    6,000    Murata Manufacturing Co., Ltd. .................       305,929
                                                                                                                      ------------
                                                                                                                           530,981
                      ------------------------------------------------------------------------------------------------------------
                      Food & Staples                      14,500    Ito-Yokado Co., Ltd. ...........................       481,545
                      Retailing--0.2%                      4,500    Ministop Co., Ltd. .............................        82,438
                                                                                                                      ------------
                                                                                                                           563,983
                      ------------------------------------------------------------------------------------------------------------
                      Food Products--0.2%                 40,000    Ajinomoto Co., Inc. ............................       445,808
                                                           6,000    House Foods Corp. ..............................        88,801
                                                                                                                      ------------
                                                                                                                           534,609
                      ------------------------------------------------------------------------------------------------------------
                      Gas Utilities--0.2%                111,000    Tokyo Gas Co., Ltd. ............................       415,712
                      ------------------------------------------------------------------------------------------------------------
                      Household                            3,800    Rinnai Corp. ...................................        93,791
                      Durables--0.0%
                      ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                          Shares
Country               Industry*                            Held                     Common Stocks                         Value
----------------------------------------------------------------------------------------------------------------------------------
Japan                 Household                           10,600    Rohto Pharmaceutical Co., Ltd. .................  $    137,845
(concluded)           Products--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Insurance--2.6%                    194,000    Aioi Insurance Co., Ltd. .......................       994,423
                                                             154    Millea Holdings, Inc. ..........................     2,070,752
                                                         236,000    Mitsui Sumitomo Insurance Co., Ltd. ............     2,127,642
                                                         143,000    Nipponkoa Insurance Co., Ltd. ..................       930,449
                                                                                                                      ------------
                                                                                                                         6,123,266
                      ------------------------------------------------------------------------------------------------------------
                      Machinery--0.2%                      5,000    Fanuc Ltd. .....................................       318,112
                                                          54,000    Kubota Corp. ...................................       296,291
                                                                                                                      ------------
                                                                                                                           614,403
                      ------------------------------------------------------------------------------------------------------------
                      Media--0.1%                         16,100    Toho Co., Ltd. .................................       232,470
                      ------------------------------------------------------------------------------------------------------------
                      Office Electronics--0.5%            13,000    Brother Industries Ltd. ........................       119,312
                                                          18,000    Canon, Inc. ....................................       948,651
                                                                                                                      ------------
                                                                                                                         1,067,963
                      ------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--0.7%               36,200    Shionogi & Co., Ltd. ...........................       467,487
                                                          17,000    Takeda Pharmaceutical Co., Ltd. ................       843,787
                                                          34,000    Tanabe Seiyaku Co., Ltd. .......................       328,310
                                                                                                                      ------------
                                                                                                                         1,639,584
                      ------------------------------------------------------------------------------------------------------------
                      Real Estate--0.2%                      101    Marco Polo Investment Holdings Ltd. ............       202,518
                                                              40    NTT Urban Development Co. ......................       164,245
                                                                                                                      ------------
                                                                                                                           366,763
                      ------------------------------------------------------------------------------------------------------------
                      Road & Rail--0.1%                       40    East Japan Railway Co. .........................       205,758
                      ------------------------------------------------------------------------------------------------------------
                      Trading Companies &                  5,000    Mitsubishi Corp. ...............................        68,044
                      Distributors--0.0%
                      ------------------------------------------------------------------------------------------------------------
                      Wireless                               215    NTT DoCoMo, Inc. ...............................       318,202
                      Telecommunication
                      Services--0.1%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Japan                        18,535,227
----------------------------------------------------------------------------------------------------------------------------------
Malaysia--0.5%        Diversified                         55,000    Telekom Malaysia Bhd ...........................       144,737
                      Telecommunication
                      Services--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.1%            74,000    Tenaga Nasional BHD ............................       204,474
                      ------------------------------------------------------------------------------------------------------------
                      Food Products--0.1%                129,000    IOI Corp. BHD ..................................       356,447
                      ------------------------------------------------------------------------------------------------------------
                      Independent Power                   19,000    Malakoff BHD ...................................        38,000
                      Producers & Energy
                      Traders--0.0%
                      ------------------------------------------------------------------------------------------------------------
                      Tobacco--0.1%                       19,000    British American Tobacco Malaysia Bhd ..........       208,750
                      ------------------------------------------------------------------------------------------------------------
                      Wireless                            95,000    Maxis Communications Bhd .......................       242,500
                      Telecommunication
                      Services--0.1%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Malaysia                      1,194,908
----------------------------------------------------------------------------------------------------------------------------------
Mexico--0.4%          Beverages--0.1%                      5,400    Fomento Economico Mexicano SA de CV (a) ........       321,678
                      ------------------------------------------------------------------------------------------------------------
                      Media--0.3%                          8,800    Grupo Televisa SA (a) ..........................       546,392
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Mexico                          868,070
----------------------------------------------------------------------------------------------------------------------------------
Netherlands--0.8%     Commercial Services &               24,283    Buhrmann NV ....................................       240,184
                      Supplies--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Construction &                       3,103    Imtech NV ......................................       108,906
                      Engineering--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Diversified Financial               13,648    ING Groep NV CVA ...............................       386,143
                      Services--0.2%
                      ------------------------------------------------------------------------------------------------------------
                      Food & Staples                      32,827    Koninklijke Ahold NV (f) .......................       270,246
                      Retailing--0.1%                     12,058    Koninklijke Ahold NV (a)(m) ....................        93,703
                                                                                                                      ------------
                                                                                                                           363,949
                      ------------------------------------------------------------------------------------------------------------
                      Food Products--0.0%                  8,600    Koninklijke Wessanen NV CVA ....................       121,816
                      ------------------------------------------------------------------------------------------------------------
                      Household                            7,795    Koninklijke Philips Electronics NV .............       197,234
                      Durables--0.1%
                      ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                          Shares
Country               Industry*                            Held                     Common Stocks                         Value
----------------------------------------------------------------------------------------------------------------------------------
Netherlands           Insurance--0.1%                     18,296    Aegon NV .......................................  $    237,228
(concluded)           ------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable                5,300    Royal Dutch Petroleum Co. (a) ..................       343,970
                      Fuels--0.1%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in the Netherlands               1,999,430
----------------------------------------------------------------------------------------------------------------------------------
New Zealand--0.1%     Diversified                         46,000    Telecom Corp. of New Zealand Ltd. ..............       192,360
                      Telecommunication
                      Services--0.1%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in New Zealand                     192,360
----------------------------------------------------------------------------------------------------------------------------------
Norway--0.4%          Commercial Banks--0.1%              24,699    DNB NOR ASA ....................................       257,840
                      ------------------------------------------------------------------------------------------------------------
                      Diversified                         37,622    Telenor ASA ....................................       300,674
                      Telecommunication
                      Services--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable               19,121    Statoil ASA ....................................       390,445
                      Fuels--0.2%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Norway                          948,959
----------------------------------------------------------------------------------------------------------------------------------
Peru--0.1%            Metals & Mining--0.1%                4,500    Southern Peru Copper Corp. .....................       192,780
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Peru                            192,780
----------------------------------------------------------------------------------------------------------------------------------
Portugal--0.1%        Electric Utilities--0.1%           107,470    Energias de Portugal SA ........................       270,627
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Portugal                        270,627
----------------------------------------------------------------------------------------------------------------------------------
Singapore--1.3%       Commercial Banks--0.1%              25,000    Oversea-Chinese Banking Corp. (f) ..............       171,872
                      ------------------------------------------------------------------------------------------------------------
                      Diversified                        340,000    Singapore Telecommunications Ltd. ..............       556,155
                      Telecommunication
                      Services--0.2%
                      ------------------------------------------------------------------------------------------------------------
                      Health Care Providers &            193,000    Parkway Holdings Ltd. ..........................       215,042
                      Services--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Industrial                          33,000    Fraser and Neave Ltd. ..........................       307,059
                      Conglomerates--0.5%                114,000    Keppel Corp. Ltd. ..............................       844,545
                                                                                                                      ------------
                                                                                                                         1,151,604
                      ------------------------------------------------------------------------------------------------------------
                      Real Estate--0.2%                  149,000    CapitaLand Ltd. ................................       210,170
                                                         160,000    Keppel Land Ltd. ...............................       237,065
                                                                                                                      ------------
                                                                                                                           447,235
                      ------------------------------------------------------------------------------------------------------------
                      Transportation                     189,470    SembCorp Logistics Ltd. ........................       193,142
                      Infrastructure--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Wireless                           258,000    MobileOne Ltd. .................................       333,337
                      Telecommunication
                      Services--0.1%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Singapore                     3,068,387
----------------------------------------------------------------------------------------------------------------------------------
South Africa--0.1%    Paper & Forest                      25,800    Sappi Ltd. (a) .................................       279,156
                      Products--0.1%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in South Africa                    279,156
----------------------------------------------------------------------------------------------------------------------------------
South Korea--2.4%     Chemicals--0.3%                      3,100    LG Chem Ltd. ...................................       113,382
                                                          24,200    Samsung Fine Chemicals Co., Ltd. ...............       501,093
                                                                                                                      ------------
                                                                                                                           614,475
                      ------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.1%              19,000    Pusan Bank .....................................       169,134
                      ------------------------------------------------------------------------------------------------------------
                      Diversified                         48,000    KT Corp. (a) ...................................     1,032,000
                      Telecommunication
                      Services--0.4%
                      ------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.2%            17,000    Korea Electric Power Corp. .....................       521,432
                      ------------------------------------------------------------------------------------------------------------
                      Electrical                          13,100    LS Cable Ltd. ..................................       279,492
                      Equipment--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Food Products--0.3%                  6,200    CJ Corp. .......................................       461,926
                                                             400    Nong Shim Co., Ltd. ............................       116,110
                                                                                                                      ------------
                                                                                                                           578,036
                      ------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.5%               29,000    POSCO (a) ......................................     1,275,130
                      ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                          Shares
Country               Industry*                            Held                     Common Stocks                         Value
----------------------------------------------------------------------------------------------------------------------------------
South Korea           Textiles, Apparel &                  6,000    Cheil Industries, Inc. .........................  $     96,952
(concluded)           Luxury Goods--0.0%
                      ------------------------------------------------------------------------------------------------------------
                      Tobacco--0.4%                       25,000    KT&G Corp. .....................................       979,681
                      ------------------------------------------------------------------------------------------------------------
                      Wireless                             9,600    SK Telecom Co., Ltd. (a) .......................       195,840
                      Telecommunication                      500    SK Telecom Co., Ltd. ...........................        88,050
                      Services--0.1%                                                                                  ------------
                                                                                                                           283,890
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in South Korea                   5,830,222
----------------------------------------------------------------------------------------------------------------------------------
Spain--0.2%           Oil, Gas & Consumable               15,390    Repsol YPF SA ..................................       394,252
                      Fuels--0.2%
                      ------------------------------------------------------------------------------------------------------------
                      Tobacco--0.0%                        2,844    Altadis SA .....................................       119,372
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Spain                           513,624
----------------------------------------------------------------------------------------------------------------------------------
Sweden--0.2%          Diversified Financial               15,583    Investor AB ....................................       211,526
                      Services--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Insurance--0.0%                     12,990    Skandia Forsakrings AB .........................        71,363
                      ------------------------------------------------------------------------------------------------------------
                      Machinery--0.1%                      3,163    Volvo AB Class B ...............................       128,805
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Sweden                          411,694
----------------------------------------------------------------------------------------------------------------------------------
Switzerland--0.5%     Capital Markets--0.2%               11,414    Credit Suisse Group ............................       450,377
                      ------------------------------------------------------------------------------------------------------------
                      Chemicals--0.1%                     13,073    Clariant AG (f) ................................       173,987
                      ------------------------------------------------------------------------------------------------------------
                      Construction                         5,155    Holcim Ltd. ....................................       313,863
                      Materials--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Insurance--0.1%                      1,766    Swiss Life Holding (f) .........................       233,243
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Switzerland                   1,171,470
----------------------------------------------------------------------------------------------------------------------------------
Taiwan--0.5%          Building Products--0.0%             48,400    Taiwan Glass Industrial Corp. ..................        43,171
                      ------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.2%             289,730    SinoPac Financial Holdings Co., Ltd. ...........       145,710
                                                         199,760    Taishin Financial Holdings Co., Ltd. ...........       167,754
                                                                                                                      ------------
                                                                                                                           313,464
                      ------------------------------------------------------------------------------------------------------------
                      Diversified                         27,000    Chunghwa Telecom Co. Ltd. (a) ..................       578,610
                      Telecommunication
                      Services--0.2%
                      ------------------------------------------------------------------------------------------------------------
                      Electronic Equipment &             133,126    Delta Electronics, Inc. ........................       206,960
                      Instruments--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Machinery--0.0%                    147,000    Yungtay Engineering Co., Ltd. ..................        82,066
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Taiwan                        1,224,271
----------------------------------------------------------------------------------------------------------------------------------
Thailand--0.9%        Commercial Banks--0.2%             444,000    Siam Commercial Bank PCL Foreign Shares ........       505,034
                      ------------------------------------------------------------------------------------------------------------
                      Construction                        62,000    Siam Cement PCL Foreign Shares .................       363,117
                      Materials--0.2%                     17,000    Siam City Cement PCL Foreign Shares ............       114,376
                                                                                                                      ------------
                                                                                                                           477,493
                      ------------------------------------------------------------------------------------------------------------
                      Electronic Equipment &             223,000    Hana Microelectronics PCL ......................       112,256
                      Instruments--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Food Products--0.0%                 87,000    Thai Union Frozen Products PCL Foreign Shares ..        58,428
                      ------------------------------------------------------------------------------------------------------------
                      Household                          861,000    Land and Houses PCL Foreign Shares .............       145,862
                      Durables--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable               34,000    PTT Exploration & Production PCL ...............       315,973
                      Fuels--0.3%                        102,000    PTT PCL ........................................       538,141
                                                                                                                      ------------
                                                                                                                           854,114
                      ------------------------------------------------------------------------------------------------------------
                      Real Estate--0.0%                  216,000    Sansiri PCL Foreign Shares .....................        15,996
                      ------------------------------------------------------------------------------------------------------------
                      Transportation                      90,000    Bangkok Expressway PCL foreign Shares ..........        56,631
                      Infrastructure--0.0%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Thailand                      2,225,814
----------------------------------------------------------------------------------------------------------------------------------
United                Aerospace &                         66,366    BAE Systems Plc ................................       341,406
Kingdom--2.7%         Defense--0.2%
                      ------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.8%              67,559    Barclays Plc ...................................       672,684
                                                          34,245    HBOS Plc .......................................       528,192
                                                          26,023    Royal Bank of Scotland Group Plc ...............       786,427
                                                                                                                      ------------
                                                                                                                         1,987,303
                      ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                          Shares
Country               Industry*                            Held                     Common Stocks                         Value
----------------------------------------------------------------------------------------------------------------------------------
United Kingdom        Food & Staples                      18,825    Boots Group Plc ................................  $    205,492
(concluded)           Retailing--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Food Products--0.1%                 22,222    Cadbury Schweppes Plc ..........................       212,302
                      ------------------------------------------------------------------------------------------------------------
                      Industrial                          17,330    Smiths Group Plc ...............................       285,468
                      Conglomerates--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Insurance--0.1%                     35,594    Prudential Plc .................................       316,607
                      ------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable                2,000    BP Plc (a) .....................................       124,760
                      Fuels--0.3%                         59,823    BP Plc .........................................       623,000
                                                                                                                      ------------
                                                                                                                           747,760
                      ------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--0.2%               21,956    GlaxoSmithKline Plc ............................       531,682
                      ------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.1%              43,261    Kesa Electricals Plc ...........................       216,731
                      ------------------------------------------------------------------------------------------------------------
                      Transportation                      24,281    BAA Plc ........................................       269,837
                      Infrastructure--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Wireless                           354,478    Vodafone Group Plc .............................       864,116
                      Telecommunication                   17,500    Vodafone Group Plc (a) .........................       425,600
                      Services--0.6%                                                                                  ------------
                                                                                                                         1,289,716
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in the United Kingdom            6,404,304
----------------------------------------------------------------------------------------------------------------------------------
United                Aerospace &                          1,200    General Dynamics Corp. .........................       131,448
States--28.0%         Defense--0.1%                        3,400    Raytheon Co. ...................................       133,008
                                                                                                                      ------------
                                                                                                                           264,456
                      ------------------------------------------------------------------------------------------------------------
                      Air Freight &                        2,400    FedEx Corp. ....................................       194,424
                      Logistics--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Auto Components--0.1%                5,000    Lear Corp. .....................................       181,900
                      ------------------------------------------------------------------------------------------------------------
                      Beverages--0.4%                      6,300    Anheuser-Busch Cos., Inc. ......................       288,225
                                                           9,000    The Coca-Cola Co. ..............................       375,750
                                                           4,100    Molson Coors Brewing Co. Class B ...............       254,200
                                                                                                                      ------------
                                                                                                                           918,175
                      ------------------------------------------------------------------------------------------------------------
                      Biotechnology--0.0%                  1,200    Amgen, Inc. (f) ................................        72,552
                                                           1,100    Celgene Corp. (f) ..............................        44,847
                                                                                                                      ------------
                                                                                                                           117,399
                      ------------------------------------------------------------------------------------------------------------
                      Capital Markets--0.5%                9,500    The Bank of New York Co., Inc. .................       273,410
                                                           4,800    The Charles Schwab Corp. .......................        54,144
                                                             600    Goldman Sachs Group, Inc. ......................        61,212
                                                          37,500    Knight Capital Group, Inc. Class A (f) .........       285,750
                                                             600    Lehman Brothers Holdings, Inc. .................        59,568
                                                           4,400    Mellon Financial Corp. .........................       126,236
                                                           6,500    Morgan Stanley .................................       341,055
                                                                                                                      ------------
                                                                                                                         1,201,375
                      ------------------------------------------------------------------------------------------------------------
                      Chemicals--0.2%                      7,150    E.I. du Pont de Nemours & Co. ..................       307,522
                                                           4,285    Lyondell Chemical Co. ..........................       113,210
                                                                                                                      ------------
                                                                                                                           420,732
                      ------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.6%               5,619    Bank of America Corp. ..........................       256,283
                                                           9,050    Fifth Third Bancorp ............................       372,951
                                                           5,000    Wachovia Corp. .................................       248,000
                                                           7,800    Wells Fargo & Co. ..............................       480,324
                                                                                                                      ------------
                                                                                                                         1,357,558
                      ------------------------------------------------------------------------------------------------------------
                      Communications                      57,100    3Com Corp. (f) .................................       207,844
                      Equipment--0.7%                      4,914    ADC Telecommunications, Inc. (f) ...............       106,978
                                                          44,100    Cisco Systems, Inc. (f) ........................       842,751
                                                           3,900    Comverse Technology, Inc. (f) ..................        92,235
                                                          27,400    JDS Uniphase Corp. (f) .........................        41,648
                                                          17,700    Lucent Technologies, Inc. (f) ..................        51,507
                                                           5,700    Motorola, Inc. .................................       104,082
                                                          25,000    Tellabs, Inc. (f) ..............................       217,500
                                                                                                                      ------------
                                                                                                                         1,664,545
                      ------------------------------------------------------------------------------------------------------------
                      Computers &                         35,300    Adaptec, Inc. (f) ..............................       136,964
                      Peripherals--0.7%                   27,600    Brocade Communications Systems, Inc. (f) .......       107,088

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                          Shares
Country               Industry*                            Held                     Common Stocks                         Value
----------------------------------------------------------------------------------------------------------------------------------
United States         Computers &                         20,771    Hewlett-Packard Co. ............................  $    488,326
(continued)           Peripherals                          7,200    International Business Machines Corp. ..........       534,240
                      (concluded)                         36,500    Maxtor Corp. (f) ...............................       189,800
                                                          75,150    Sun Microsystems, Inc. (f) .....................       280,310
                                                                                                                      ------------
                                                                                                                         1,736,728
                      ------------------------------------------------------------------------------------------------------------
                      Construction &                       3,300    Chicago Bridge & Iron Co. NV ...................        75,438
                      Engineering--1.8%                  133,264    Foster Wheeler Ltd. (f) ........................     2,619,970
                                                          63,200    McDermott International, Inc. (f) ..............     1,327,200
                                                          45,700    Quanta Services, Inc. (f) ......................       402,160
                                                                                                                      ------------
                                                                                                                         4,424,768
                      ------------------------------------------------------------------------------------------------------------
                      Consumer Finance--0.0%               4,400    MBNA Corp. .....................................       115,104
                      ------------------------------------------------------------------------------------------------------------
                      Containers &                        14,800    Crown Holdings, Inc. (f) .......................       210,604
                      Packaging--0.1%                     11,300    Smurfit-Stone Container Corp. (f) ..............       114,921
                                                                                                                      ------------
                                                                                                                           325,525
                      ------------------------------------------------------------------------------------------------------------
                      Diversified Consumer                 4,000    Career Education Corp. (f) .....................       146,440
                      Services--0.3%                      32,400    Corinthian Colleges, Inc. (f) ..................       413,748
                                                           7,200    Stewart Enterprises, Inc. Class A ..............        47,088
                                                                                                                      ------------
                                                                                                                           607,276
                      ------------------------------------------------------------------------------------------------------------
                      Diversified Financial               10,100    CIT Group, Inc. ................................       433,997
                      Services--1.1%                      32,800    Citigroup, Inc. (c) ............................     1,516,344
                                                          11,000    JPMorgan Chase & Co. ...........................       388,520
                                                           6,955    Leucadia National Corp. ........................       268,672
                                                                                                                      ------------
                                                                                                                         2,607,533
                      ------------------------------------------------------------------------------------------------------------
                      Diversified                            717    AboveNet, Inc. (f) .............................        20,076
                      Telecommunication                    9,000    Alltel Corp. ...................................       560,520
                      Services--0.8%                       8,600    BellSouth Corp. ................................       228,502
                                                           1,200    CenturyTel, Inc. ...............................        41,556
                                                          19,800    Cincinnati Bell, Inc. (f) ......................        85,140
                                                          21,100    SBC Communications, Inc. .......................       501,125
                                                          11,100    Verizon Communications, Inc. ...................       383,505
                                                                                                                      ------------
                                                                                                                         1,820,424
                      ------------------------------------------------------------------------------------------------------------
                      Electric Utilities--0.2%             6,600    PPL Corp. ......................................       391,908
                      ------------------------------------------------------------------------------------------------------------
                      Electronic Equipment &               4,600    Jabil Circuit, Inc. (f) ........................       141,358
                      Instruments--0.2%                   32,100    Sanmina-SCI Corp. (f) ..........................       175,587
                                                          26,308    Solectron Corp. (f) ............................        99,707
                                                                                                                      ------------
                                                                                                                           416,652
                      ------------------------------------------------------------------------------------------------------------
                      Energy Equipment &                   2,000    Baker Hughes, Inc. .............................       102,320
                      Services--1.2%                       8,900    ENSCO International, Inc. ......................       318,175
                                                          11,214    GlobalSantaFe Corp. ............................       457,531
                                                           3,325    Halliburton Co. ................................       159,001
                                                          16,400    Key Energy Services, Inc. (f) ..................       198,440
                                                           5,500    Maverick Tube Corp. (f) ........................       163,900
                                                           1,900    Noble Corp. ....................................       116,869
                                                           4,400    Patterson-UTI Energy, Inc. .....................       122,452
                                                          10,750    Rowan Cos., Inc. ...............................       319,383
                                                           7,600    Schlumberger Ltd. ..............................       577,144
                                                           1,800    Tidewater, Inc. ................................        68,616
                                                           3,300    Todco Class A (f) ..............................        84,711
                                                           3,400    Transocean, Inc. (f) ...........................       183,498
                                                                                                                      ------------
                                                                                                                         2,872,040
                      ------------------------------------------------------------------------------------------------------------
                      Food & Staples                       9,600    CVS Corp. ......................................       279,072
                      Retailing--0.7%                      3,500    Sysco Corp. ....................................       126,665
                                                          22,500    Wal-Mart Stores, Inc. ..........................     1,084,500
                                                           4,900    Walgreen Co. ...................................       225,351
                                                                                                                      ------------
                                                                                                                         1,715,588
                      ------------------------------------------------------------------------------------------------------------
                      Food Products--0.4%                  5,100    Archer-Daniels-Midland Co. .....................       109,038
                                                           4,600    ConAgra Foods, Inc. ............................       106,536
                                                           7,200    Corn Products International, Inc. ..............       171,072
                                                           2,700    HJ Heinz Co. ...................................        95,634
                                                           2,800    Ralcorp Holdings, Inc. .........................       115,220

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                          Shares
Country               Industry*                            Held                     Common Stocks                         Value
----------------------------------------------------------------------------------------------------------------------------------
United States         Food Products                        6,400    Sara Lee Corp. .................................  $    126,784
(continued)           (concluded)                         14,300    Tyson Foods, Inc. Class A ......................       254,540
                                                                                                                      ------------
                                                                                                                           978,824
                      ------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &              6,300    Baxter International, Inc. .....................       233,730
                      Supplies--0.1%                       3,400    Waters Corp. (f) ...............................       126,378
                                                                                                                      ------------
                                                                                                                           360,108
                      ------------------------------------------------------------------------------------------------------------
                      Health Care Providers &              2,800    AmerisourceBergen Corp. ........................       193,620
                      Services--0.7%                       4,400    HCA, Inc. ......................................       249,348
                                                           1,100    HealthSouth Corporation (f) ....................         6,160
                                                           2,300    Health Management Associates, Inc. Class A .....        60,214
                                                           2,200    Humana, Inc. (f) ...............................        87,428
                                                           1,100    LifePoint Hospitals, Inc. (f) ..................        55,572
                                                           3,700    Manor Care, Inc. ...............................       147,001
                                                           2,300    Tenet Healthcare Corp. (f) .....................        28,152
                                                           3,950    Triad Hospitals, Inc. (f) ......................       215,828
                                                           9,450    WellChoice, Inc. (f) ...........................       656,492
                                                                                                                      ------------
                                                                                                                         1,699,815
                      ------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &                1,200    Darden Restaurants, Inc. .......................        39,576
                      Leisure--0.7%                      172,200    La Quinta Corp. (f) ............................     1,606,626
                                                           3,500    Papa John's International, Inc. (f) ............       139,895
                                                                                                                      ------------
                                                                                                                         1,786,097
                      ------------------------------------------------------------------------------------------------------------
                      Household                            1,600    Kimberly-Clark Corp. ...........................       100,144
                      Products--0.0%
                      ------------------------------------------------------------------------------------------------------------
                      IT Services--0.1%                    5,000    Automatic Data Processing, Inc. ................       209,850
                      ------------------------------------------------------------------------------------------------------------
                      Independent Power                   17,400    The AES Corp. (f) ..............................       285,012
                      Producers & Energy
                      Traders--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Industrial                          76,400    General Electric Co. ...........................     2,647,260
                      Conglomerates--1.3%                 17,500    Tyco International Ltd. ........................       511,000
                                                                                                                      ------------
                                                                                                                         3,158,260
                      ------------------------------------------------------------------------------------------------------------
                      Insurance--1.9%                     14,400    ACE Ltd. (c) ...................................       645,840
                                                           4,400    The Allstate Corp. .............................       262,900
                                                          33,300    American International Group, Inc. .............     1,934,730
                                                           6,300    Assurant, Inc. .................................       227,430
                                                           3,500    Bristol West Holdings, Inc. ....................        64,050
                                                           1,500    Hartford Financial Services Group, Inc. ........       112,170
                                                             200    Metlife, Inc. ..................................         8,988
                                                           1,500    Prudential Financial, Inc. .....................        98,490
                                                          19,422    The St. Paul Travelers Cos., Inc. ..............       767,752
                                                           4,800    XL Capital Ltd. Class A ........................       357,216
                                                                                                                      ------------
                                                                                                                         4,479,566
                      ------------------------------------------------------------------------------------------------------------
                      Internet Software &                 12,600    DoubleClick, Inc. (f) ..........................       105,714
                      Services--0.1%                      29,300    webMethods, Inc. (f) ...........................       164,080
                                                                                                                      ------------
                                                                                                                           269,794
                      ------------------------------------------------------------------------------------------------------------
                      Machinery--0.1%                      1,200    Deere & Co. ....................................        78,588
                                                           7,300    Navistar International Corp. (f) ...............       233,600
                                                                                                                      ------------
                                                                                                                           312,188
                      ------------------------------------------------------------------------------------------------------------
                      Media--1.0%                         20,745    Comcast Corp. Class A (f) ......................       636,872
                                                           5,820    The DIRECTV Group, Inc.(f) .....................        90,210
                                                           2,456    Liberty Global, Inc. (f) .......................       114,622
                                                          15,800    Liberty Media Corp. Class A (f) ................       161,002
                                                           4,853    NTL, Inc. (f) ..................................       332,042
                                                          12,300    Time Warner, Inc. ..............................       205,533
                                                           3,500    Tribune Co. ....................................       123,130
                                                          22,955    Viacom, Inc. Class B ...........................       735,019
                                                                                                                      ------------
                                                                                                                         2,398,430
                      ------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.7%                9,876    Alcoa, Inc. ....................................       258,060
                                                           9,884    Aleris International, Inc. (f) .................       222,884
                                                           9,900    Freeport-McMoRan Copper & Gold, Inc. Class B ...       370,656

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                          Shares
Country               Industry*                            Held                     Common Stocks                         Value
----------------------------------------------------------------------------------------------------------------------------------
United States         Metals & Mining                     18,600    Inco Ltd. ......................................  $    702,150
(continued)           (concluded)                          2,922    Mittal Steel Co. NV ............................        69,368
                                                           2,000    United States Steel Corp. ......................        68,740
                                                                                                                      ------------
                                                                                                                         1,691,858
                      ------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable                2,700    Amerada Hess Corp. .............................       287,577
                      Fuels--3.6%                         19,160    Chevron Corp. .................................      1,071,427
                                                           7,158    ConocoPhillips .................................       411,513
                                                           7,100    Consol Energy, Inc. ............................       380,418
                                                           4,774    Devon Energy Corp. .............................       241,946
                                                         124,600    El Paso Corp. ..................................     1,435,392
                                                          16,508    Exxon Mobil Corp. ..............................       948,715
                                                          38,500    International Coal Group, Inc. (f)(m) ..........       471,625
                                                           2,000    James River Coal Co. (f) .......................        69,300
                                                           6,688    Kerr-McGee Corp. ...............................       510,361
                                                          14,700    Marathon Oil Corp. .............................       784,539
                                                           2,500    Massey Energy Co. ..............................        94,300
                                                           4,600    Newfield Exploration Co. (f) ...................       183,494
                                                           2,600    Noble Energy, Inc. .............................       196,690
                                                           8,900    Occidental Petroleum Corp. .....................       684,677
                                                          10,900    Rosetta Resources, Inc. (e)(f) .................       174,400
                                                           6,900    Stone Energy Corp. (f) .........................       337,410
                                                           6,600    Unocal Corp. ...................................       429,330
                                                           2,300    Williams Cos., Inc. ............................        43,700
                                                                                                                      ------------
                                                                                                                         8,756,814
                      ------------------------------------------------------------------------------------------------------------
                      Paper & Forest                      15,600    Bowater, Inc. ..................................       504,972
                      Products--0.3%                       3,300    Deltic Timber Corp. ............................       125,499
                                                           4,600    International Paper Co. ........................       138,966
                                                                                                                      ------------
                                                                                                                           769,437
                      ------------------------------------------------------------------------------------------------------------
                      Personal Products--0.1%              2,900    The Gillette Co. ...............................       146,827
                      ------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--2.5%               10,400    Abbott Laboratories ............................       509,704
                                                           5,000    Andrx Corp. (f) ................................       101,550
                                                          20,900    Bristol-Myers Squibb Co. .......................       522,082
                                                           6,600    Eli Lilly & Co. ................................       367,686
                                                           4,325    IVAX Corp. (f) .................................        92,987
                                                          20,000    Johnson & Johnson ..............................     1,300,000
                                                          21,900    Merck & Co., Inc. ..............................       674,520
                                                          69,150    Pfizer, Inc. ...................................     1,907,157
                                                          15,400    Schering-Plough Corp. ..........................       293,524
                                                           1,300    Watson Pharmaceuticals, Inc. (f) ...............        38,428
                                                           7,300    Wyeth ..........................................       324,850
                                                                                                                      ------------
                                                                                                                         6,132,488
                      ------------------------------------------------------------------------------------------------------------
                      Real Estate--0.2%                    6,600    Aames Investment Corp. .........................        64,152
                                                           2,600    Catellus Development Corp. .....................        85,280
                                                          16,255    Friedman Billings Ramsey Group, Inc. Class A ...       232,447
                                                           3,317    Ventas, Inc. ...................................       100,173
                                                                                                                      ------------
                                                                                                                           482,052
                      ------------------------------------------------------------------------------------------------------------
                      Road & Rail--0.4%                    7,500    CSX Corp. ......................................       319,950
                                                          10,300    Union Pacific Corp. ............................       667,440
                                                                                                                      ------------
                                                                                                                           987,390
                      ------------------------------------------------------------------------------------------------------------
                      Semiconductors &                     8,786    Agere Systems, Inc. (f) ........................       105,432
                      Semiconductor                        5,300    Altera Corp. (f) ...............................       105,046
                      Equipment--0.4%                     18,800    Cirrus Logic, Inc. (f) .........................        99,828
                                                          18,300    Intel Corp. ....................................       476,898
                                                          11,100    Micron Technology, Inc. (f) ....................       113,331
                                                                                                                      ------------
                                                                                                                           900,535
                      ------------------------------------------------------------------------------------------------------------
                      Software--2.2%                      29,800    BMC Software, Inc. (f) .........................       534,910
                                                           8,500    Borland Software Corp. (f) .....................        58,310
                                                          62,735    Computer Associates International, Inc. ........     1,723,958
                                                           7,400    Compuware Corp. (f) ............................        53,206
                                                          81,200    Microsoft Corp. ................................     2,017,008
                                                           5,700    Novell, Inc. (f) ...............................        35,340

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                          Shares
Country               Industry*                            Held                     Common Stocks                         Value
----------------------------------------------------------------------------------------------------------------------------------
United States         Software                            57,300    Siebel Systems, Inc. ...........................  $    509,970
(concluded)           (concluded)                         34,700    TIBCO Software, Inc. (f) .......................       226,938
                                                           3,900    Veritas Software Corp. (f) .....................        95,160
                                                                                                                      ------------
                                                                                                                         5,254,800
                      ------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.2%               6,100    Home Depot, Inc. ...............................       237,290
                                                          10,300    Pier 1 Imports, Inc. ...........................       146,157
                                                           1,800    The Sports Authority, Inc. (f) .................        57,240
                                                                                                                      ------------
                                                                                                                           440,687
                      ------------------------------------------------------------------------------------------------------------
                      Textiles, Apparel &                 32,700    Unifi, Inc. (f) ................................       138,648
                      Luxury Goods--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Thrifts & Mortgage                   1,200    Doral Financial Corp. ..........................        19,848
                      Finance--0.3%                        6,250    Fannie Mae .....................................       365,000
                                                           1,700    Freddie Mac ....................................       110,891
                                                           4,500    Washington Mutual, Inc. ........................       183,105
                                                                                                                      ------------
                                                                                                                           678,844
                      ------------------------------------------------------------------------------------------------------------
                      Tobacco--0.3%                       13,300    Altria Group, Inc. .............................       859,978
                      ------------------------------------------------------------------------------------------------------------
                      Transportation                      18,300    Macquarie Infrastructure Co. Trust .............       519,354
                      Infrastructure--0.2%
                      ------------------------------------------------------------------------------------------------------------
                      Wireless                            17,850    Sprint Corp. ...................................       447,857
                      Telecommunication
                      Services--0.2%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in the United States            67,599,767
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks
                                                                    (Cost--$108,244,084)--56.4%                        136,312,672
----------------------------------------------------------------------------------------------------------------------------------
                                                                                Exchange Traded Funds
----------------------------------------------------------------------------------------------------------------------------------
United States--0.1%                                        3,300    Nasdaq-100 Index Tracking Stock ................       121,407
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Exchange Traded Funds
                                                                    (Cost--$118,833)--0.1%                                 121,407
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Mutual Funds
----------------------------------------------------------------------------------------------------------------------------------
Vietnam--0.0%                                             42,418    Vietnam Enterprise Investments Ltd.
                                                                      Redeemable Shares (f) ........................        58,113
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Mutual Funds
                                                                    (Cost--$50,000)--0.0%                                   58,113
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Preferred Stocks
----------------------------------------------------------------------------------------------------------------------------------
Australia--0.2%       Commercial Banks--0.2%              12,200    National Australia Bank Ltd., 7.875% (k) .......       475,800
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Preferred Stocks in Australia ............       475,800
----------------------------------------------------------------------------------------------------------------------------------
United States--0.6%   Diversified                          3,698    McLeodUSA, Inc. Series A, 2.50% (k) ............           481
                      Telecommunication
                      Services--0.0%
                      ------------------------------------------------------------------------------------------------------------
                      Insurance--0.1%                      8,100    Metlife, Inc. Series B, 6.375% (k) .............       212,382
                                                           8,000    XL Capital Ltd., 6.50% (k) .....................       191,600
                                                                                                                      ------------
                                                                                                                           403,982
                      ------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable                  190    El Paso Corp., 4.99% (e)(k) ....................       202,492
                      Fuels--0.1%
                      ------------------------------------------------------------------------------------------------------------
                      Thrifts & Mortgage                       9    Fannie Mae, 5.375% (k) .........................       871,690
                      Finance--0.4%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Preferred Stocks in the United States          1,478,645
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Preferred Stocks
                                                                    (Cost--$2,141,567)--0.8%                             1,954,445
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                          Shares
Country               Industry*                            Held                        Warrants (d)                        Value
----------------------------------------------------------------------------------------------------------------------------------
Japan--0.1%           Real Estate--0.1%                  150,792    Marco Polo Investment Holdings Ltd.
                                                                      (expires 8/29/2013) ..........................  $    226,188
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Warrants in Japan                                226,188
----------------------------------------------------------------------------------------------------------------------------------
United                Communications                       6,168    Lucent Technologies, Inc.
States--0.0%          Equipment--0.0%                                 (expires 12/10/2007) .........................         4,688
                      ------------------------------------------------------------------------------------------------------------
                      Construction &                      99,000    Foster Wheeler Ltd. Class B
                      Engineering--0.0%                               (expires 9/24/2007) ..........................        74,250
                      ------------------------------------------------------------------------------------------------------------
                      Diversified                            302    AboveNet, Inc. (expires 9/08/2008) .............         2,718
                      Telecommunication                      355    AboveNet, Inc. (expires 9/08/2010) .............         3,195
                      Services--0.0%                       8,194    McLeodUSA, Inc. (expires 4/16/2007) ............            41
                                                                                                                      ------------
                                                                                                                             5,954
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Warrants in the United States                     84,892
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Warrants
                                                                    (Cost--$163,381)--0.1%                                 311,080
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Rights
----------------------------------------------------------------------------------------------------------------------------------
Singapore--0.0%       Commercial Banks--0.0%               4,200    Oversea-Chinese Banking Corp. (j) ..............        16,055
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Rights in Singapore                               16,055
----------------------------------------------------------------------------------------------------------------------------------
United                Commercial Services &               20,500    Information Resources, Inc. (h) ................        11,480
States--0.0%          Supplies--0.0%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Rights in the United States                       11,480
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Rights
                                                                    (Cost--$34,440)--0.0%                                   27,535
----------------------------------------------------------------------------------------------------------------------------------
                                                           Face
                                                          Amount                 Fixed Income Securities
----------------------------------------------------------------------------------------------------------------------------------
Australia--0.5%       Food Products--0.1%      USD       300,000    Burns, Philp Capital Property Ltd.,
                                                                      10.75% due 2/15/2011 .........................       330,750
                      ------------------------------------------------------------------------------------------------------------
                      Foreign Government       AUD     1,300,000    Australia Government Bond Series 705,
                      Obligations--0.4%                               7.50% due 7/15/2005 ..........................       991,331
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in Australia           1,322,081
----------------------------------------------------------------------------------------------------------------------------------
Brazil--0.2%          Chemicals--0.1%          USD       150,000    Cosan SA Industria e Comercio,
                                                                      9% due 11/01/2009 (e) ........................       155,250
                      ------------------------------------------------------------------------------------------------------------
                      Foreign Government                 250,000    Brazilian Government International Bond,
                      Obligations--0.1%                               8.25% due 1/20/2034 ..........................       244,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in Brazil                399,750
----------------------------------------------------------------------------------------------------------------------------------
Canada--0.4%          Foreign Government       CAD       895,000    Canadian Government Bond, 4% due 9/01/2010 .....       752,047
                      Obligations--0.3%
                      ------------------------------------------------------------------------------------------------------------
                      Wireless                                      Rogers Wireless Communications, Inc.:
                      Telecommunication        USD       200,000      6.135% due 12/15/2010 (b) ....................       208,500
                      Services--0.1%           CAD       100,000      7.625% due 12/15/2011 ........................        87,565
                                                                                                                      ------------
                                                                                                                           296,065
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in Canada              1,048,112
----------------------------------------------------------------------------------------------------------------------------------
Chile--0.7%           Electric Utilities--0.7% USD     1,773,822    Empresa Electrica del Norte Grande SA,
                                                                      4% due 11/05/2017 ............................     1,614,178
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in Chile               1,614,178
----------------------------------------------------------------------------------------------------------------------------------
Europe--2.3%          Commercial                                    European Investment Bank:
                      Banks--2.3%              EUR       900,000      3.50% due 10/15/2005 .........................     1,093,915
                                               GBP     1,550,000      6.125% due 12/07/2005 ........................     2,792,817
                                               EUR     1,400,000      4% due 1/15/2007 .............................     1,743,632
                                                                                                                      ------------
                                                                                                                         5,630,364
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in Europe              5,630,364
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                           Face
Country               Industry*                           Amount                   Fixed Income Securities               Value
----------------------------------------------------------------------------------------------------------------------------------
France--0.9%          Commercial               EUR     1,050,000    ERAP, 2.875% due 7/12/2006 .....................  $  1,282,035
                      Banks--0.5%
                      ------------------------------------------------------------------------------------------------------------
                      Containers &             USD       470,000    Crown European Holdings SA,10.875%
                      Packaging--0.2%                                 due 3/01/2013 ................................       552,250
                      ------------------------------------------------------------------------------------------------------------
                      Foreign Government       EUR       375,000    Caisse d'Amortissement de la Dette Sociale,
                      Obligations--0.2%                               4% due 10/25/2014 ............................       484,825
                      ------------------------------------------------------------------------------------------------------------
                      Software--0.0%                      39,900    Infogrames Entertainment SA Series WW,
                                                                      4% due 4/01/2009 (k) .........................        34,073
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in France              2,353,183
----------------------------------------------------------------------------------------------------------------------------------
Germany--3.8%         Commercial                                    KfW--Kreditanstalt fuer Wiederaufbau:
                      Banks--2.1%              GBP       875,000      4.125% due 6/07/2006 .........................     1,565,151
                                                         175,000      4.80% due 10/27/2006 .........................       314,617
                                               EUR     1,050,000      3.125% due 11/15/2006 ........................     1,290,004
                                               GBP       250,000      5.375% due 12/07/2007 ........................       459,070
                                                         250,000      4.50% due 12/07/2008 .........................       451,601
                                               EUR       750,000      4.25% due 7/04/2014 ..........................       989,533
                                                                                                                      ------------
                                                                                                                         5,069,976
                      ------------------------------------------------------------------------------------------------------------
                      Foreign Government       EUR     3,000,000    Deutsche Bundesrepublik Series 00,
                      Obligations--1.7%                               5.25% due 1/04/2011 ..........................     4,126,380
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in Germany             9,196,356
----------------------------------------------------------------------------------------------------------------------------------
Hong Kong--0.2%       Industrial               USD       280,000    First Pacific Finance Ltd., 0%
                      Conglomerates--0.2%                             due 1/18/2010 (k)(n) .........................       298,200
                                                         250,000    Hutchison Whampoa International Ltd.,
                                                                      5.45% due 11/24/2010 .........................       257,278
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in Hong Kong             555,478
----------------------------------------------------------------------------------------------------------------------------------
Iceland--0.2%         Foreign Government       ISK    27,000,000    Iceland Rikisbref, 7.25% due 5/17/2013 .........       407,852
                      Obligations--0.2%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in Iceland               407,852
----------------------------------------------------------------------------------------------------------------------------------
India--0.3%           Automobiles--0.1%        USD       200,000    Tata Motors Ltd., 1% due 7/31/2008 (e)(k) ......       331,500
                      ------------------------------------------------------------------------------------------------------------
                      Media--0.2%                        490,000    Zee Telefilms Ltd, 0.50% due 4/29/2009 (k) .....       469,160
                      ------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in India                 800,660
----------------------------------------------------------------------------------------------------------------------------------
Italy--0.2%           Foreign Government       JPY    50,000,000    Italy Government International Bond,
                      Obligations--0.2%                               0.375% due 10/10/2006 ........................       453,216
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in Italy                 453,216
----------------------------------------------------------------------------------------------------------------------------------
Japan--0.9%           Commercial                      18,000,000    The Bank of Fukuoka Ltd.Series 2,
                      Banks--0.6%                                     1.10% due 9/28/2007 (k) ......................       237,011
                                                      38,000,000    The Bank of Kyoto Ltd.Series 1,
                                                                      1.90% due 9/30/2009 (k) ......................       514,992
                                                      75,000,000    International Bank for Reconstruction &
                                                                      Development, Series 670, 2% due 2/18/2008 ....       707,742
                                                                                                                      ------------
                                                                                                                         1,459,745
                      ------------------------------------------------------------------------------------------------------------
                      Leisure Equipment &             16,000,000    Shoei Co., Ltd. Series 2,
                      Products--0.1%                                  0% due 12/30/2009 (k)(n) .....................       184,821
                      ------------------------------------------------------------------------------------------------------------
                      Trading Companies &             35,000,000    Mitsubishi Corp., 0% due 6/17/2011 (k)(n) ......       408,064
                      Distributors--0.2%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in Japan .........     2,052,630
----------------------------------------------------------------------------------------------------------------------------------
Luxembourg--0.1%      Industrial               USD       142,000    Tyco International Group SA,
                      Conglomerates--0.1%                             2.75% due 1/15/2018 (e)(k) ...................       183,180
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in Luxembourg            183,180
----------------------------------------------------------------------------------------------------------------------------------
Malaysia--0.6%        Diversified Financial              300,000    Feringghi Capital Ltd., 0%
                      Services--0.1%                                  due 12/22/2009 (k)(n) ........................       316,500
                      ------------------------------------------------------------------------------------------------------------
                      Foreign Government       MYR       825,000    Johor Corp., 1% due 7/31/2009 (n) ..............       229,589
                      Obligations--0.5%                3,250,000    Malaysia Government Bond
                                                                      Series 386X, 8.60% due 12/01/2007 ............       964,091
                                                                                                                      ------------
                                                                                                                         1,193,680
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in Malaysia            1,510,180
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                           Face
Country               Industry*                           Amount                     Fixed Income Securities               Value
----------------------------------------------------------------------------------------------------------------------------------
Mexico--0.3%          Household                USD       375,000    Vitro Envases Norteamerica SA de CV,
                      Durables--0.2%                                  10.75% due 7/23/2011 (e) .....................  $    363,750
                      ------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable    GBP       120,000    Petroleos Mexicanos,14.50% due 3/31/2006 .......       229,880
                      Fuels--0.1%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in Mexico                593,630
----------------------------------------------------------------------------------------------------------------------------------
Netherlands--0.6%     Foreign Government       EUR       475,000    Netherlands Government Bond,
                      Obligations--0.3%                               3.75% due 7/15/2014 ..........................       606,212
                      ------------------------------------------------------------------------------------------------------------
                      Semiconductors &                              ASM International NV (k):
                      Semiconductor            USD        30,000      4.25% due 12/06/2011 .........................        29,223
                      Equipment--0.3%                    100,000      4.25% due 12/06/2011 (e) .....................        96,875
                      ------------------------------------------------------------------------------------------------------------
                                               EUR       550,000    Infineon Technologies Holding BV,
                                                                      4.25% due 2/06/2007 (k) ......................       673,184
                                                                                                                      ------------
                                                                                                                           799,282
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in the Netherlands     1,405,494
----------------------------------------------------------------------------------------------------------------------------------
New Zealand--0.2%     Oil, Gas &               NZD       425,000    New Zealand Government Bond Series 216,
                      Consumable                                      4.50% due 2/14/2016 ..........................       393,288
                      Fuels--0.2%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in New Zealand           393,288
----------------------------------------------------------------------------------------------------------------------------------
Poland--0.3%          Foreign Government       PLN     1,975,000    Poland Government Bond, 3% due 8/24/2016 .......       592,680
                      Obligations--0.3%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in Poland                592,680
----------------------------------------------------------------------------------------------------------------------------------
South Korea--0.3%     Oil, Gas & Consumable    USD       120,000    Momenta/Cayman, 2.50% due 8/01/2007 ............       119,700
                      Fuels--0.1%                                   (Regulations S) (k)
                      ------------------------------------------------------------------------------------------------------------
                      Wireless                           350,000    LG Telecom Ltd., 8.25% due 7/15/2009 (e) .......       373,388
                      Telecommunication
                      Services--0.2%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in South Korea           493,088
----------------------------------------------------------------------------------------------------------------------------------
Sweden--0.4%          Foreign Government       SEK     5,750,000    Sweden Government International Bond.,
                      Obligations--0.4%                               Series 3101, 4% due 12/01/2008 ...............       926,824
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in Sweden                926,824
----------------------------------------------------------------------------------------------------------------------------------
United                Commercial               GBP        90,000    International Bank for Reconstruction &
Kingdom--0.5%         Banks--0.1%                                     Development, 7.125% due 7/30/2007 ............       170,646
                      ------------------------------------------------------------------------------------------------------------
                      Diversified                                   Colt Telecom Group Plc:
                      Telecommunication        EUR       500,000      2% due 3/29/2006 .............................       696,126
                      Services--0.4%                     175,000      2% due 4/03/2007 (k) .........................       258,475
                                                                                                                      ------------
                                                                                                                           954,601
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in the United Kingdom  1,125,247
----------------------------------------------------------------------------------------------------------------------------------
United                Aerospace &              USD        90,000    GenCorp, Inc., 5.75% due 4/15/2007 (k) .........        99,225
States--3.7%          Defense--0.0%
                      ------------------------------------------------------------------------------------------------------------
                      Airlines--0.0%                     136,210    Northwest Airlines, Inc. Series 1999-3-B,
                                                                      9.485% due 10/01/2016 ........................        85,536
                      ------------------------------------------------------------------------------------------------------------
                      Biotechnology--0.2%                           Abgenix, Inc. (k):
                                                         330,000      3.50% due 3/15/2007 ..........................       311,850
                                                         120,000      1.75% due 12/15/2011 (e) .....................       106,800
                                                                                                                      ------------
                                                                                                                           418,650
                      ------------------------------------------------------------------------------------------------------------
                      Communications                     155,000    Lucent Technologies, Inc., 8%
                      Equipment--0.1%                                 due 8/01/2031 (k) ............................       159,262
                      ------------------------------------------------------------------------------------------------------------
                      Construction &                   1,413,750    Foster Wheeler LLC Series A,
                      Engineering--0.9%                               10.359% due 9/15/2011 ........................     1,477,369
                                                         376,000    J. Ray McDermott SA,11% due 12/15/2013 (e) .....       421,120
                                                         180,000    McDermott, Inc., 8.75% due 5/19/2023 ...........       181,800
                                                                                                                      ------------
                                                                                                                         2,080,289
                      ------------------------------------------------------------------------------------------------------------
                      Containers &                       560,000    Anchor Glass Container Corp.,
                      Packaging--0.2%                                 11% due 2/15/2013 ............................       436,800
                                                         150,000    Crown Cork & Seal Co., Inc.,
                                                                      7.50% due 12/15/2096 .........................       128,250
                                                                                                                      ------------
                                                                                                                           565,050
                      ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                           Face
Country               Industry*                           Amount                     Fixed Income Securities               Value
----------------------------------------------------------------------------------------------------------------------------------
United States         Diversified Financial                         General Electric Capital Corp.:
(continued)           Services--0.3%           JPY    40,000,000      0.10% due 12/20/2005 .........................  $    360,967
                                                      25,000,000      1.40% due 11/02/2006 .........................       229,649
                                               USD        85,000    Triad Acquisition Corp.,
                                                                      11.125% due 5/01/2013 (e) ....................        86,062
                                                                                                                      ------------
                                                                                                                           676,678
                      ------------------------------------------------------------------------------------------------------------
                      Diversified                                   MCI, Inc.:
                      Telecommunication                  337,000      6.908% due 5/01/2007 .........................       341,634
                      Services--0.4%                     337,000      7.688% due 5/01/2009 .........................       350,901
                                                         229,000      8.735% due 5/01/2014 .........................       256,766
                                                                                                                      ------------
                                                                                                                           949,301
                      ------------------------------------------------------------------------------------------------------------
                      Health Care Providers               52,000    Beverly Enterprises, Inc., 7.875% due 6/15/2014         56,680
                      & Services--0.1%                   200,000    Tenet Healthcare Corp., 9.25% due 2/01/2015 (e)        207,500
                                                                                                                      ------------
                                                                                                                           264,180
                      ------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &              500,000    Uno Restaurant Corp.,10% due 2/15/2011 (e) .....       475,000
                      Leisure--0.2%
                      ------------------------------------------------------------------------------------------------------------
                      Insurance--0.0%                     97,000    Fortis Insurance NV, 7.75% due 1/26/2008 (e)(k)        106,094
                      ------------------------------------------------------------------------------------------------------------
                      Multi-Utilities--0.6%    GBP        84,000    The AES Corp. 8.375% due 3/01/2011 .............       150,565
                                               USD       275,000    Calpine Corp., 7.625% due 4/15/2006 ............       257,813
                                                                    Calpine Generating Co. LLC (b):
                                                         720,000      6.31% due 4/01/2009 ..........................       727,200
                                                         400,000      9.14% due 4/01/2010 ..........................       392,000
                                                                                                                      ------------
                                                                                                                         1,527,578
                      ------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable              125,000    McMoRan Exploration Co.,
                      Fuels--0.1%                                     5.25% due 10/06/2011 (e)(k) ..................       165,781
                      ------------------------------------------------------------------------------------------------------------
                      Paper & Forest                    475,000     Mandra Forestry,12% due 5/15/2013 (e)(o) .......       475,000
                      Products--0.2%
                      ------------------------------------------------------------------------------------------------------------
                      Semiconductors &                   370,000    Conexant Systems, Inc., 4% due 2/01/2007 (k) ...       339,480
                      Semiconductor                      250,000    LSI Logic Corp., 4% due 11/01/2006 (k) .........       247,187
                      Equipment--0.2%                                                                                 ------------
                                                                                                                           586,667
                      ------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.0%              40,000    General Nutrition Center,
                                                                      8.625% due 1/15/2011 (e) .....................        37,000
                      ------------------------------------------------------------------------------------------------------------
                      Wireless                           350,000    Nextel Communications, Inc.,
                      Telecommunication                               5.25% due 1/15/2010 (k) ......................       351,312
                      Services--0.2%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities in the United States   9,022,603
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Fixed Income Securities
                                                                    (Cost--$39,028,675)--17.4%                          42,080,074
----------------------------------------------------------------------------------------------------------------------------------
                                                                              Floating Rate Loan Interests (l)
----------------------------------------------------------------------------------------------------------------------------------
Mexico--0.1%          Household                          190,000    Vitro Envases Norteamerica SA de CV, Term,
                      Durables--0.1%                                  due 2/23/2010 ................................       182,400
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Floating Rate Loan Interests in Mexico           182,400
----------------------------------------------------------------------------------------------------------------------------------
United States--0.0%   Textiles, Apparel &                249,391    Galey & Lord, Inc., Term, due 9/05/2009 ........        67,336
                      Luxury Goods--0.0%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Floating Rate Loans Interests in the
                                                                    United States                                           67,336
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Floating Rates Loans
                                                                    (Cost--$370,837)--0.1%                                 249,736
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

                                                           Face
Country                                                   Amount                U.S. Government Obligations               Value
----------------------------------------------------------------------------------------------------------------------------------
United                                         USD     1,706,674    U.S. Treasury Inflation Indexed Bonds,
States--1.6%                                                          1.625% due 1/15/2015 (c) .....................  $  1,700,474
                                                                    U.S. Treasury Notes:
                                                       1,000,000      3.625% due 4/30/2007 .........................       999,453
                                                         500,000      3.50% due 5/31/2007 ..........................       498,476
                                                         500,000      4% due 6/15/2009 .............................       505,390
                                                         225,000      4.75% due 5/15/2014 ..........................       238,746
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total U.S. Government Obligations
                                                                    (Cost--$3,890,827)--1.6% .......................     3,942,539
----------------------------------------------------------------------------------------------------------------------------------
                                                         Beneficial
                      Industry*                           Interest                 Other Interests (i)
----------------------------------------------------------------------------------------------------------------------------------
United                Diversified              USD       500,000    AboveNet, Inc.
States--0.0%          Telecommunication                               (Litigation Trust Certificates) ..............             0
                      Services--0.0%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Other Interests (Cost--$0)--0.0%                       0
----------------------------------------------------------------------------------------------------------------------------------
                                                           Face
                                                          Amount                   Short-Term Securities
----------------------------------------------------------------------------------------------------------------------------------
Singapore--0.3%       Time Deposits--0.3%      SGD     1,228,230    SGD Time Deposit, 1.92% due 9/02/2005 ..........       727,926
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Short-Term Securities in Singapore               727,926
----------------------------------------------------------------------------------------------------------------------------------
                                                         Beneficial
                                                          Interest
----------------------------------------------------------------------------------------------------------------------------------
United                                         USD    49,070,865    Merrill Lynch Liquidity Series, LLC Cash
States--20.3%                                                         Sweep Series I (g) ...........................    49,070,865
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Short-Term Securities in the United States    49,070,865
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Short-Term Securities
                                                                    (Cost--$49,810,941)--20.6%                          49,798,791
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Investments
                                                                    (Cost--$203,853,585)--97.2%                        234,856,392
----------------------------------------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Contracts                Call Options Written
----------------------------------------------------------------------------------------------------------------------------------
                                                              60    3Com Corp., expiring January 2006 at USD 5
                                                                      Broker UBS Warburg ...........................        (1,200)

                                                              50    Andrx Corp. expiring January 2007 at USD 20
                                                                      Broker Citigroup globalMarkets ...............       (26,500)

                                                                    BMC Software, Inc.:
                                                             230      expiring January 2006 at USD 15
                                                                      Broker Credit Suisse First Boston ............       (89,700)

                                                              68      expiring January 2006 at USD 15
                                                                      Broker UBS Warburg ...........................       (26,520)

                                                              85    Borland Software Corp., expiring January 2006
                                                                      at USD 5, Broker Deutsche Bank ...............       (20,400)

                                                              40    Career Education Corp., expiring January 2007
                                                                      at USD 25, Broker Citigroup Global Markets ...       (63,600)

                                                                    Cirrus Logic, Inc.,
                                                             114      expiring January 2006 at USD 5,
                                                                      Broker Deutsche Bank .........................       (11,400)

                                                              74      expiring January 2007 at USD 5
                                                                      Broker Morgan Stanley ........................       (11,100)

                                                                    Cisco Systems, Inc.:
                                                              90      expiring January 2006 at USD 17.5,
                                                                      Broker Deutsche Bank .........................       (24,300)

                                                                    Corinthian Colleges, Inc.,
                                                              47      expiring January 2006 at USD 15,
                                                                      Broker Deutsche Bank .........................        (4,700)

                                                              65      expiring January 2006 at USD 15.01,
                                                                      Broker Morgan Stanley ........................        (6,029)

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Contracts                Call Options Written                     Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Corinthian Colleges, Inc. (concluded),
                                                              65      expiring January 2006 at USD 20
                                                                      Broker UBS Warburg ...........................  $     (1,950)

                                                              36      expiring January 2006 at USD 20
                                                                      Broker Morgan Stanley ........................        (1,080)

                                                              18      expiring January 2006 at USD 20
                                                                      Broker Goldman Sachs .........................          (540)

                                                              44      expiring January 2006 at USD 20
                                                                      Broker Citigroup global Markets ..............        (1,320)

                                                              50      expiring January 2006 at USD 20
                                                                      Broker Credit Suisse First Boston ............        (1,500)

                                                                    El Paso Corp.:
                                                             116      expiring January 2006 at USD 12.5
                                                                      Broker Deutsche Bank .........................        (9,860)

                                                              37    Intel Corp., expiring January 2006 at USD 22.5
                                                                      Broker Credit Suisse First Boston ............       (16,650)

                                                              46    Jabil Circuit, Inc., expiring
                                                                      January 2006 at USD 20
                                                                      Broker Credit Suisse First Boston ............       (52,900)

                                                                    Knight Capital Group, Inc. Class A:
                                                             100      expiring January 2007 at USD 7.5
                                                                      Broker Deutsche Bank .........................       (16,000)

                                                              85      expiring January 2007 at USD 7.5
                                                                      Broker Citigroup Global Markets ..............       (13,600)

                                                              25    Massey Energy Co., expiring January 2006 at
                                                                      USD 35 Broker Citigroup Global Markets .......       (15,500)

                                                                    McDermott International, Inc.:
                                                              25      expiring January 2006 at USD 17.5
                                                                      Broker UBS Warburg ...........................       (13,000)

                                                              20      expiring January 2006 at USD 17.5
                                                                      Broker Deutsche Bank .........................       (10,400)

                                                              13      expiring January 2006 at USD 17.5
                                                                      Broker Morgan Stanley ........................        (6,760)

                                                              58      expiring January 2006 at USD 17.5
                                                                      Broker Citigroup Global Markets ..............       (30,160)

                                                              29      expiring January 2006 at USD 17.5
                                                                      Broker Credit Suisse First Boston ............       (15,080)

                                                              48      expiring January 2006 at USD 20
                                                                      Broker Citigroup Global Markets ..............       (17,280)

                                                              37      expiring January 2006 at USD 20
                                                                      Broker Deutsche Bank .........................       (13,320)

                                                              45      expiring January 2006 at USD 25
                                                                      Broker UBS Warburg ...........................        (6,525)

                                                               9      expiring January 2007 at USD 22.5,
                                                                      Broker Credit Suisse First Boston ............        (3,960)

                                                              24    Merck & Co., Inc., expiring January 2006
                                                                      at USD 27.5, Broker Morgan Stanley ...........       (10,320)

                                                              19    Molson Coors Brewing Co. Class B, expiring
                                                                      January 2007 at USD 60, Broker Deutsche Bank .       (18,430)

                                                              41    Nokia Oyj, expiring January 2006 at USD 15
                                                                      Broker Goldman Sachs .........................       (10,250)

                                                                    Nortel Networks Corp.,
                                                             601      expiring January 2006 at USD 2.5,
                                                                      Broker UBS Warburg ...........................       (30,050)

                                                             254      expiring January 2006 at USD 2.5,
                                                                      Broker Morgan Stanley ........................       (12,700)

                                                              57    Novell, Inc., expiring January 2007 at USD 5
                                                                      Broker Citigroup Global Markets ..............       (12,825)

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Contracts                Call Options Written                     Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Quanta Services, Inc.
                                                              28      expiring August 2005 at USD 7.5,
                                                                      Broker Susquehann ............................  $     (4,480)

                                                              36      expiring January 2006 at USD 10
                                                                      Broker UBS Warburg ...........................        (2,880)

                                                              37      expiring January 2006 at USD 10
                                                                      Broker Morgan Stanley ........................        (2,960)

                                                              17      expiring January 2006 at USD 10
                                                                      Broker Credit Suisse First Boston ............        (1,360)

                                                              43      expiring November 2005 at USD 7.5,
                                                                      Broker Citigroup Global Markets ..............        (7,955)

                                                                    Siebel Systems, Inc.:
                                                             250      expiring January 2006 at USD 7.5
                                                                      Broker Citigroup Global Markets ..............       (48,750)

                                                              84      expiring January 2006 at USD 7.5
                                                                      Broker UBS Warburg ...........................       (16,380)

                                                             114      expiring January 2006 at USD 7.5
                                                                      Broker Goldman Sachs .........................       (22,230)

                                                              18    The Sports Authority, Inc., expiring October
                                                                      2005 at USD 25, Deutsche Bank ................       (14,040)

                                                                    TIBCO Software, Inc.:
                                                             167      expiring January 2007 at USD 7.5,
                                                                      Broker Credit Suisse First Bostion ...........       (20,875)

                                                             180      expiring November 2005 at USD 7.5,
                                                                      Broker UBS Warburg ...........................        (8,100)

                                                              72    Tyson Foods, Inc. Class A, expiring January 2006
                                                                      at USD 17.5, Broker Deutsche Bank ............       (12,240)

                                                             136      expiring October 2005 at, USD 5
                                                                      Broker Morgan Stanley ........................       (17,000)

                                                              45      expiring October 2005 at, USD 5
                                                                      Broker UBS Warburg ...........................        (5,625)

                                                              83      expiring October 2005 at USD 5.01
                                                                      Broker UBS Warburg ...........................       (10,375)

                                                                    webMethods, Inc.,
                                                              28      expiring January 2006 at
                                                                      USD 5, Broker Citigroup Global Markets .......        (3,640)
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Options Written
                                                                    (Premiums Received--$817,102)--(0.3%)                 (826,299)
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Investments, Net of Options Written
                                                                    (Cost--$203,036,483**)--96.9%                      234,030,093
                                                                    Other Assets Less Liabilities--3.1%                  7,605,203
                                                                                                                      ------------
                                                                    Net Assets--100.0%                                $241,635,296
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------



 * For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

** The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost .........................................           $203,575,532
                                                                   ============
Gross unrealized appreciation ..........................           $ 37,488,741
Gross unrealized depreciation ..........................             (7,034,180)
                                                                   ------------
Net unrealized appreciation ............................           $ 30,454,561
                                                                   ============

(a)   Depositary Receipts.

(b)   Floating rate note.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)        (in U.S. dollars)
================================================================================

(d) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e) The security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

(f)   Non-income producing security.

(g) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------------------------------------------------------
                                                                                                       Net            Interest
      Affiliate                                                                                     Activity           Income
      --------------------------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I ................................      $7,438,055        $646,057
      Merrill Lynch Liquidity Series, LLC Money Market Series ................................              --        $    414
      --------------------------------------------------------------------------------------------------------------------------

(h) The rights entitle the holder to potential cash distributions pending litigation settlement.

(i) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(j)   The rights may be exercised until 7/05/2005.

(k)   Convertible security.

      Financial futures contracts purchased as of June 30, 2005 were as follows:

      --------------------------------------------------------------------------------------------------------------------------
       Number of                                                                                       Face         Unrealized
       Contracts              Issue                   Exchange               Expiration Date           Value       Appreciation
      --------------------------------------------------------------------------------------------------------------------------
          36            DJ Euro Stoxx 50                Eurex                September 2005         $1,370,847        $ 22,954
          15            FTSE 100 Index Future           LIFFE                September 2005         $1,357,457          19,537
          17            MSCI EURO IX FUTURE             LIFFE                September 2005         $  382,735           2,626
          28            Topix Index Future              Tokyo                September 2005         $2,891,182          76,601
      --------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation--Net ........................................................................     $121,718
                                                                                                                      ========
      --------------------------------------------------------------------------------------------------------------------------

      Financial futures contracts sold as of June 30, 2005 were as follows:

      --------------------------------------------------------------------------------------------------------------------------
       Number of                                                                                       Face         Unrealized
       Contracts              Issue                   Exchange              Expiration Date            Value       Appreciation
      --------------------------------------------------------------------------------------------------------------------------
           5                S&P INDEX                  Detroit              September 2005          $1,507,756        $ 13,381
      --------------------------------------------------------------------------------------------------------------------------

(l) Floating rate loan interests in which the Portfolio invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.

(m) Restricted securities as to resale, representing 0.2% of net assets were as follows:

      --------------------------------------------------------------------------------------------------------------------------
                                                                        Acquisition
      Issue                                                                Date                       Cost              Value
      --------------------------------------------------------------------------------------------------------------------------
      International Coal Group, Inc.,                              12/06/2004-12/14/2004              $394,350        $471,625
      Koninklijke Ahold NV*                                             12/11/2003                      71,639          93,703
      --------------------------------------------------------------------------------------------------------------------------
      Total ......................................................................................    $465,989        $565,328
                                                                                                      ========        ========
      --------------------------------------------------------------------------------------------------------------------------

      *    Depositary Receipts.

(n) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

(o)   Issued with warrants.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Concluded)        (in U.S. dollars)
================================================================================

Forward foreign exchange contracts as of June 30, 2005 were as follows:
--------------------------------------------------------------------------------
Foreign                                           Settlement       Unrealized
Currency Sold                                        Date         Appreciation
--------------------------------------------------------------------------------
AUD 1,600,000 .............................        July 2005         $ 2,356
GBP  750,000 ..............................        July 2005          26,671
GBP  500,000 ..............................       August 2005         17,497
GBP  600,000 ..............................     September 2005        10,668
--------------------------------------------------------------------------------
Total Unrealized Appreciation on Forward Foreign Exchange Contracts--Net
(USD Commitment--$4,586,051) ..............                          $57,192
                                                                     =======
--------------------------------------------------------------------------------

Swaps outstanding as of June 30, 2005 were as follows:
--------------------------------------------------------------------------------
                                                  Notional        Unrealized
                                                   Amount        Depreciation
--------------------------------------------------------------------------------
Bought credit default protection on United Mexican States and pay 1.12%
  Broker Credit Suisse First Boston
  Expires May 2010 ............................   $140,000          $(1,298)
--------------------------------------------------------------------------------

Currency Abbreviations

      AUD       Australian Dollar        MYR      Malaysia Ringgit
      CAD       Canadian Dollar          NZD      New Zealand Dollar
      EUR       Euro                     PLN      Polish Zloty
      GBP       British Pound            SEK      Swedish Krona
      ISK       Icelandic Crona          SGD      Singapore Dollar
      JPY       Japanese Yen             USD      U.S. Dollar


See Notes to Financial Statements.


--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule Information as of June 30, 2005
================================================================================

                                                        Percent of   Reference
                                                        Portfolio's  Portfolio+
                                                         Net Assets  Percentages
--------------------------------------------------------------------------------
U.S. Equities ..........................................   27.2%*       36.0%
European Equities ......................................    9.6         14.4
Pacific Basin Equities .................................   19.2          7.4
Other Equities .........................................    2.3          2.2
Total Equities .........................................   58.3         60.0
U.S. Dollar Denominated Fixed Income Securities ........    8.3         24.0
  U.S. Issuer ..........................................    5.3           --
  Non-U.S. Issuer ......................................    3.0           --
Non-U.S. Dollar Denominated Fixed Income Securities ....   11.5         16.0
Total Fixed Income Securities ..........................   19.9         40.0
Cash & Cash Equivalents ................................   21.8**         --
--------------------------------------------------------------------------------

 *    Includes value of financial futures contracts.

** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

 + The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury High Yield Portfolio
Schedule of Investments as of June 30, 2005
================================================================================

                                      Face
Industry+                            Amount                              Corporate Bonds                            Value
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                       $  250,000    DRS Technologies, Inc., 6.875% due 11/01/2013 ................  $   258,750
Defense--2.6%                        250,000    K&F Acquisition, Inc., 7.75% due 11/15/2014 ..................      255,625
                                     250,000    Standard Aero Holdings, Inc., 8.25% due 9/01/2014 (e) ........      263,750
                                     500,000    TransDigm, Inc., 8.375% due 7/15/2011 ........................      530,000
                                     550,000    Vought Aircraft Industries, Inc., 8% due 7/15/2011 ...........      544,500
                                                                                                                -----------
                                                                                                                  1,852,625
---------------------------------------------------------------------------------------------------------------------------
Airlines--2.2%                       750,000    American Airlines, Inc. Class C, 7.80% due 4/01/2008 .........      712,741
                                   1,002,535    Continental Airlines, Inc. Series 2001-1
                                                Class C, 7.033% due 12/15/2012 ...............................      841,849
                                                                                                                -----------
                                                                                                                  1,554,590
---------------------------------------------------------------------------------------------------------------------------
Automotive--2.9%                     250,000    Advanced Accessory Systems LLC, 10.75% due 6/15/2011 .........      201,250
                                     250,000    Asbury Automotive Group, Inc., 8% due 3/15/2014 ..............      241,250
                                     700,000    Autocam Corp., 10.875% due 6/15/2014 .........................      455,000
                                     250,000    Exide Technologies, 10.50% due 3/15/2013 (e) .................      200,000
                                     250,000    Keystone Automotive Operations, Inc., 9.75% due 11/01/2013 ...      247,500
                                                Metaldyne Corp.:
                                     267,000      11% due 6/15/2012 ..........................................      172,883
                                     325,000      10% due 11/01/2013 (e) .....................................      266,500
                                     250,000    Tenneco Automotive, Inc., 8.625% due 11/15/2014 ..............      251,250
                                                                                                                -----------
                                                                                                                  2,035,633
---------------------------------------------------------------------------------------------------------------------------
Broadcasting--2.5%                   250,000    Emmis Communications Corp., 9.314% due 6/15/2012 (a)(e) ......      254,375
                                     250,000    Entercom Radio LLC, 7.625% due 3/01/2014 .....................      260,625
                                     250,000    Granite Broadcasting Corp., 9.75% due 12/01/2010 .............      232,500
                                     250,000    LIN Television Corporation, 6.50% due 5/15/2013 ..............      237,500
                                     500,000    Nextmedia Operating, Inc., 10.75% due 7/01/2011 ..............      543,125
                                     250,000    Radio One, Inc., 6.375% due 2/15/2013 (e) ....................      245,938
                                                                                                                -----------
                                                                                                                  1,774,063
---------------------------------------------------------------------------------------------------------------------------
Cable--International--0.3%           250,000    New Skies Satellites, BV, 9.125% due 11/01/2012 (e) ..........      248,125
---------------------------------------------------------------------------------------------------------------------------
Cable--U.S.--1.9%                    500,000    Charter Communications Holdings II LLC, 10.25% due 9/15/2010 .      505,625
                                                Intelsat Bermuda Ltd. (e):
                                     500,000      7.794% due 1/15/2012 (a) ...................................      508,750
                                     350,000      8.25% due 1/15/2013 ........................................      361,375
                                                                                                                -----------
                                                                                                                  1,375,750
---------------------------------------------------------------------------------------------------------------------------
Chemicals--3.6%                      265,000    BCP Caylux Holdings Luxembourg SCA,
                                                  9.625% due 6/15/2014 (e) ...................................      296,800
                                     900,000    Huntsman International, LLC, 9.875% due 3/01/2009 ............      963,000
                                     250,000    Innophos, Inc., 8.875% due 8/15/2014 (e) .....................      255,000
                                     250,000    Invista B.V., 9.25% due 5/01/2012 (e) ........................      273,125
                                     250,000    Nalco Co., 7.75% due 11/15/2011 ..............................      266,250
                                     500,000    Omnova Solutions, Inc., 11.25% due 6/01/2010 .................      525,000
                                                                                                                -----------
                                                                                                                  2,579,175
---------------------------------------------------------------------------------------------------------------------------
Consumer--Durables--0.3%             250,000    Simmons Co., 7.875% due 1/15/2014 ............................      215,000
---------------------------------------------------------------------------------------------------------------------------
Consumer--                           250,000    American Achievement Corp., 8.25% due 4/01/2012 ..............      251,250
Non-Durables--3.2%                   500,000    Chattem, Inc., 7% due 3/01/2014 ..............................      516,250
                                     250,000    Church & Dwight Co., Inc., 6% due 12/15/2012 .................      252,500
                                     250,000    Elizabeth Arden, Inc., 7.75% due 1/15/2014 ...................      260,625
                                     250,000    Hines Nurseries, Inc., 10.25% due 10/01/2011 .................      257,500
                                     250,000    North Atlantic Trading Co., 9.25% due 3/01/2012 ..............      188,750
                                     500,000    Playtex Products, Inc., 8% due 3/01/2011 .....................      534,375
                                                                                                                -----------
                                                                                                                  2,261,250
---------------------------------------------------------------------------------------------------------------------------
Diversified Media--5.7%              250,000    CanWest Media, Inc., 8% due 9/15/2012 ........................      263,125
                                                Dex Media East LLC:
                                     250,000      9.875% due 11/15/2009 ......................................      275,625
                                     284,000      12.125% due 11/15/2012 .....................................      340,090
                                                Dex Media West LLC:
                                     725,000      8.50% due 8/15/2010 ........................................      790,250
                                     244,000      9.875% due 8/15/2013 .......................................      278,160
                                     250,000    Houghton Mifflin Co., 8.25% due 2/01/2011 ....................      259,375
                                     500,000    Liberty Media Corp., 0.75% due 3/30/2023 (h) .................      527,500
                                     250,000    Nebraska Book Co., Inc., 8.625% due 3/15/2012 ................      233,125
                                     250,000    Universal City Florida Holding Co. I, 8.375% due 5/01/2010 ...      260,625
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury High Yield Portfolio
Schedule of Investments as of June 30, 2005 (Continued)
================================================================================

                                      Face
Industry+                            Amount                              Corporate Bonds                            Value
---------------------------------------------------------------------------------------------------------------------------
Diversified Media                 $  500,000    WDAC Subsidiary Corp., 8.375% due 12/01/2014 (e) .............  $   477,500
(concluded)                          321,000    Yell Finance BV,10.75% due 8/01/2011 .........................      353,903
                                                                                                                -----------
                                                                                                                  4,059,278
---------------------------------------------------------------------------------------------------------------------------
Energy--Exploration                  250,000    Encore Acquisition Co., 6.25% due 4/15/2014 ..................      253,125
& Production--1.8%                   500,000    Plains Exploration & Production Co. Series B,
                                                8.75% due 7/01/2012 ..........................................      542,500
                                     250,000    Range Resources Corp., 6.375% due 3/15/2015 ..................      248,750
                                     250,000    Stone Energy Corp., 6.75% due 12/15/2014 .....................      243,125
                                                                                                                -----------
                                                                                                                  1,287,500
---------------------------------------------------------------------------------------------------------------------------
Energy--Other--4.4%                  250,000    Aventine Renewable Energy Holdings, Inc.,
                                                9.41% due 12/15/2011 (a)(e) ..................................      240,000
                                     250,000    Dresser-Rand Group, Inc., 7.375% due 11/01/2014 (e) ..........      260,000
                                     500,000    North American Energy Partners, Inc., 8.75% due 12/01/2011 ...      430,000
                                     500,000    Pacific Energy Partners, LP, 7.125% due 6/15/2014 ............      520,625
                                     500,000    SESI LLC, 8.875% due 5/15/2011 ...............................      533,750
                                     500,000    Star Gas Partners LP,10.25% due 2/15/2013 ....................      465,000
                                     750,000    Suburban Propane Partners, LP, 6.875% due 12/15/2013 .........      712,500
                                                                                                                -----------
                                                                                                                  3,161,875
---------------------------------------------------------------------------------------------------------------------------
Financial--0.7%                      500,000    Refco Finance Holdings LLC, 9% due 8/01/2012 .................      530,000
---------------------------------------------------------------------------------------------------------------------------
Food & Drug--0.3%                    250,000    Duane Reade Inc., 7.91% due 12/15/2010 (a)(e) ................      243,750
---------------------------------------------------------------------------------------------------------------------------
Food & Tobacco--3.6%                 250,000    American Seafoods Group LLC, 10.125% due 4/15/2010 ...........      268,125
                                      47,682    Archibald Candy Corp., 10% due 11/01/2007 (c) ................       14,576
                                     200,000    Commonwealth Brands, Inc., 9.75% due 4/15/2008 (e) ...........      210,500
                                     250,000    Del Monte Corp., 6.75% due 2/15/2015 (e) .....................      255,000
                                     500,000    Doane Pet Care Co., 10.75% due 3/01/2010 .....................      528,750
                                      89,000    Dole Food Co., Inc., 8.875% due 3/15/2011 ....................       95,007
                                      26,000    Domino's, Inc., 8.25% due 7/01/2011 ..........................       27,690
                                     250,000    Merisant Co., 10.25% due 7/15/2013 (e) .......................      177,500
                                     500,000    Smithfield Foods, Inc. Series B, 8% due 10/15/2009 ...........      540,000
                                     550,000    Tabletop Holdings Inc., 12.25%* due 5/15/2014 (e) ............      192,500
                                     250,000    The Wornick Co., 10.875% due 7/15/2011 .......................      253,750
                                                                                                                -----------
                                                                                                                  2,563,398
---------------------------------------------------------------------------------------------------------------------------
Gaming--4.3%                         250,000    Boyd Gaming Corp., 7.75% due 12/15/2012 ......................      267,187
                                     250,000    Choctaw Resort Development Enterprise,
                                                7.25% due 11/15/2019 (e) .....................................      249,375
                                     300,000    Herbst Gaming, Inc., 7% due 11/15/2014 .......................      302,250
                                     250,000    Majestic Star Casino LLC, 9.50% due 10/15/2010 ...............      257,500
                                     500,000    Mohegan Tribal Gaming Authority, 6.125% due 2/15/2013 (e) ....      505,000
                                     250,000    Penn National Gaming, Inc., 6.75% due 3/01/2015 (e) ..........      248,125
                                     500,000    Pinnacle Entertainment, Inc., 8.75% due 10/01/2013 ...........      530,000
                                     250,000    Premier Entertainment Biloxi LLC,10.75% due 2/01/2012 ........      242,500
                                     500,000    Wynn Las Vegas LLC, 6.625% due 12/01/2014 ....................      486,250
                                                                                                                -----------
                                                                                                                  3,088,187
---------------------------------------------------------------------------------------------------------------------------
Health Care--3.0%                    400,000    Alpharma, Inc., 3% due 6/01/2006 (h) .........................      508,000
                                     250,000    Concentra Operating Corp., 9.125% due 6/01/2012 ..............      265,000
                                     250,000    Elan Finance Plc, 7.75% due 11/15/2011 (e) ...................      213,750
                                     250,000    Select Medical Corp., 7.625% due 2/01/2015 (e) ...............      247,500
                                     375,000    Triad Hospitals, Inc., 7% due 11/15/2013 .....................      385,313
                                     250,000    VWR International, Inc., 6.875% due 4/15/2012 ................      246,250
                                     250,000    Vanguard Health Holding Co. II LLC, 9% due 10/01/2014 ........      270,000
                                                                                                                -----------
                                                                                                                  2,135,813
---------------------------------------------------------------------------------------------------------------------------
Housing--4.0%                        500,000    Builders Firstsource, Inc., 7.518% due 2/15/2012 (a)(e) ......      497,500
                                                Building Materials Corp. of America:
                                     300,000      7.75% due 7/15/2005 ........................................      299,250
                                     100,000      8% due 12/01/2008 ..........................................       99,000
                                     250,000    Compression Polymers Holding Corp.,10.50% due 7/01/2013 (e) ..      250,000
                                     500,000    Forest City Enterprises, Inc., 7.625% due 6/01/2015 ..........      535,000
                                                Goodman Global Holding Co., Inc. (e):
                                     250,000      6.41% due 6/15/2012 (a) ....................................      246,250
                                     250,000      7.875% due 12/15/2012 ......................................      231,250
                                     250,000    MAAX Corp., 9.75% due 6/15/2012 ..............................      220,625
                                     250,000    Texas Industries, Inc., 7.25% due 7/15/2013 (e) ..............      256,250
                                     250,000    US Concrete, Inc., 8.375% due 4/01/2014 ......................      235,000
                                                                                                                -----------
                                                                                                                  2,870,125
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury High Yield Portfolio
Schedule of Investments as of June 30, 2005 (Continued)
================================================================================

                                      Face
Industry+                            Amount                              Corporate Bonds                            Value
---------------------------------------------------------------------------------------------------------------------------
Information                       $  500,000    Advanced Micro Devices, Inc., 7.75% due 11/01/2012 ...........  $   492,500
Technology--2.9%                                MagnaChip SemiConductor SA (e):
                                     500,000      6.66% due 12/15/2011 (a) ...................................      495,000
                                     250,000      8% due 12/15/2014 ..........................................      240,000
                                     250,000    Telcordia Technologies Inc., 10% due 3/15/2013 (e) ...........      233,750
                                     625,000    Viasystems, Inc., 10.50% due 1/15/2011 .......................      575,000
                                                                                                                -----------
                                                                                                                  2,036,250
---------------------------------------------------------------------------------------------------------------------------
Leisure--4.0%                        492,000    Felcor Lodging LP, 9% due 6/01/2011 ..........................      537,510
                                   1,000,000    Host Marriott LP, 7.125% due 11/01/2013 ......................    1,042,500
                                     500,000    John Q. Hammons Hotels, LP, 8.875% due 5/15/2012 .............      545,000
                                     750,000    True Temper Sports, Inc., 8.375% due 9/15/2011 ...............      695,625
                                                                                                                -----------
                                                                                                                  2,820,635
---------------------------------------------------------------------------------------------------------------------------
Manufacturing--9.0%                  250,000    Altra Industrial Motion, Inc., 9% due 12/01/2011 (e) .........      236,250
                                     250,000    CPI Holdco, Inc., 8.83% due 2/01/2015 (a)(e) .................      245,119
                                     400,000    Douglas Dynamics LLC, 7.75% due 1/15/2012 (e) ................      392,000
                                     250,000    ERICO International Corp., 8.875% due 3/01/2012 ..............      253,750
                                     775,000    EaglePicher Inc., 9.75% due 9/01/2013 (c) ....................      534,750
                                     325,000    FastenTech, Inc., 11.50% due 5/01/2011 .......................      352,625
                                     250,000    Invensys Plc, 9.875% due 3/15/2011 (e) .......................      238,750
                                     250,000    Itron, Inc., 7.75% due 5/15/2012 .............................      256,250
                                     500,000    JLG Industries, Inc., 8.25% due 5/01/2008 ....................      523,750
                                     350,000    Mueller Group, Inc., 10% due 5/01/2012 .......................      367,500
                                     500,000    Propex Fabrics, Inc., 10% due 12/01/2012 .....................      475,000
                                     500,000    Sensus Metering Systems, Inc., 8.625% due 12/15/2013 .........      465,000
                                     500,000    Superior Essex Communications LLC, 9% due 4/15/2012 ..........      495,000
                                     650,000    Trimas Corp., 9.875% due 6/15/2012 ...........................      546,000
                                     825,000    Trinity Industries, Inc., 6.50% due 3/15/2014 ................      820,875
                                     250,000    Valmont Industries, Inc., 6.875% due 5/01/2014 ...............      250,000
                                                                                                                -----------
                                                                                                                  6,452,619
---------------------------------------------------------------------------------------------------------------------------
Metal--Other--0.8%                   400,000    Foundation PA Coal Co., 7.25% due 8/01/2014 ..................      420,000
                                     125,000    Luscar Coal Ltd, 9.75% due 10/15/2011 ........................      137,500
                                                                                                                -----------
                                                                                                                    557,500
---------------------------------------------------------------------------------------------------------------------------
Packaging--7.2%                      250,000    Constar International, Inc., 6.643% due 2/15/2012 (a)(e) .....      238,750
                                                Crown European Holdings SA:
                                     250,000      9.50% due 3/01/2011 ........................................      276,250
                                     250,000      10.875% due 3/01/2013 ......................................      293,750
                                                Graham Packaging Co., Inc. (e):
                                     250,000      8.50% due 10/15/2012 .......................................      252,500
                                     250,000      9.875% due 10/15/2014 ......................................      250,625
                                     500,000    Owens-Brockway, 8.25% due 5/15/2013 ..........................      543,125
                                     525,000    Plastipak Holdings, Inc., 10.75% due 9/01/2011 ...............      578,812
                                     850,983    Pliant Corp., 11.625% due 6/15/2009 (d)(e) ...................      906,232
                                                Tekni-Plex, Inc.:
                                   1,000,000      12.75% due 6/15/2010 .......................................      685,000
                                     750,000      8.75% due 11/15/2013 (e) ...................................      665,625
                                     250,000    US Can Corp., 10.875% due 7/15/2010 ..........................      260,625
                                     250,000    Wise Metals Group LLC,10.25% due 5/15/2012 ...................      210,000
                                                                                                                -----------
                                                                                                                  5,161,294
---------------------------------------------------------------------------------------------------------------------------
Paper--2.9%                          250,000    Ainsworth Lumber Co. Ltd., 7.25% due 10/01/2012 ..............      238,125
                                                Boise Cascade LLC (e):
                                     250,000      6.016% due 10/15/2012 (a) ..................................      252,500
                                     250,000      7.125% due 10/15/2014 ......................................      245,625
                                     100,000    Bowater, Inc., 6.50% due 6/15/2013 ...........................       98,750
                                     750,000    Jefferson Smurfit Corp. US, 8.25% due 10/01/2012 .............      753,750
                                     500,000    Norske Skog Canada Ltd. Series D, 8.625% due 6/15/2011 .......      515,625
                                                                                                                -----------
                                                                                                                  2,104,375
---------------------------------------------------------------------------------------------------------------------------
Service--5.6%                        250,000    ALH Finance LLC, 8.50% due 1/15/2013 .........................      229,062
                                     250,000    Allied Waste North America, Inc. Series B,
                                                  7.375% due 4/15/2014 .......................................      231,250
                                     250,000    Buhrmann US, Inc., 8.25% due 7/01/2014 .......................      250,000
                                     250,000    Carriage Services, Inc., 7.875% due 1/15/2015 (e) ............      263,750
                                     250,000    Corrections Corp. of America, 7.50% due 5/01/2011 ............      260,312
                                     500,000    The Geo Group, Inc., 8.25% due 7/15/2013 .....................      482,500
                                     250,000    HydroChem Industrial Services, Inc., 9.25% due 2/15/2013 (e) .      231,250
                                     250,000    MSW Energy Holdings II LLC, 7.375% due 9/01/2010 .............      256,250

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury High Yield Portfolio
Schedule of Investments as of June 30, 2005 (Continued)
================================================================================

                                      Face
Industry+                            Amount                              Corporate Bonds                            Value
---------------------------------------------------------------------------------------------------------------------------
Service                                         United Rentals North America, Inc.:
(concluded)                       $  250,000      6.50% due 2/15/2012 ........................................  $   245,938
                                   1,000,000      7% due 2/15/2014 ...........................................      952,500
                                     350,000    Waste Services, Inc., 9.50% due 4/15/2014 (e) ................      346,500
                                     250,000    Williams Scotsman, Inc., 10% due 8/15/2008 ...................      276,283
                                                                                                                -----------
                                                                                                                  4,025,595
---------------------------------------------------------------------------------------------------------------------------
Steel--0.4%                          250,000    Ucar Finance, Inc., 10.25% due 2/15/2012 .....................      263,125
---------------------------------------------------------------------------------------------------------------------------
Telecommunications--2.9%              65,000    Alaska Communications Systems Holdings, Inc.:
                                                9.875% due 8/15/2011 .........................................       68,900
                                     500,000    Cincinnati Bell, Inc., 7% due 2/15/2015 (e) ..................      488,750
                                     250,000    Inmarsat Finance Plc, 7.625% due 6/30/2012 ...................      263,750
                                     500,000    Qwest Communications International, Inc.,
                                                7.75% due 2/15/2014 ..........................................      473,125
                                     250,000    Qwest Corp., 6.671% due 6/15/2013 (a)(e) .....................      255,938
                                     500,000    Tele Norte Leste Participacoes SA Series B,
                                                8% due 12/18/2013 ............................................      515,000
                                                                                                                -----------
                                                                                                                  2,065,463
---------------------------------------------------------------------------------------------------------------------------
Transportation--1.4%                 250,000    OMI Corp., 7.625% due 12/01/2013 .............................      249,062
                                     500,000    Overseas Shipholding Group, 8.25% due 3/15/2013 ..............      522,500
                                     250,000    Progress Rail Services Corp., 7.75% due 4/01/2012 (e) ........      253,125
                                                                                                                -----------
                                                                                                                  1,024,687
---------------------------------------------------------------------------------------------------------------------------
Utility--5.5%                                   The AES Corp.:
                                      94,000      8.75% due 6/15/2008 ........................................      101,285
                                     206,000      8.875% due 2/15/2011 .......................................      229,690
                                     845,000    ESI Tractebel Acquisition Corp. Series B,
                                                7.99% due 12/30/2011 .........................................      898,326
                                     250,000    FPL Energy National Wind, 6.125% due 3/25/2019 (e) ...........      242,630
                                     269,000    NRG Energy, Inc., 8% due 12/15/2013 (e) ......................      283,795
                                     500,000    Nevada Power Co., 9% due 8/15/2013 ...........................      562,500
                                     250,000    NorthWestern Corp., 5.875% due 11/01/2014 (e) ................      256,250
                                     300,000    Reliant Energy, Inc., 6.75% due 12/15/2014 ...................      293,250
                                     500,000    SEMCO Energy, Inc., 7.75% due 5/15/2013 ......................      521,908
                                     250,000    Southern Natural Gas Co., 8.875% due 3/15/2010 ...............      274,232
                                     250,000    Tenaska Alabama Partners LP, 7% due 6/30/2021 (e) ............      253,125
                                                                                                                -----------
                                                                                                                  3,916,991
---------------------------------------------------------------------------------------------------------------------------
Wireless                             425,000    American Towers, Inc., 7.25% due 12/01/2011 ..................      448,375
Communications--1.4%                 250,000    Rogers Wireless Communications, Inc.,
                                                6.535% due 12/15/2010 (a) ....................................      260,625
                                     295,000    SBA Telecommunications, Inc., 9.75%* due 12/15/2011 ..........      271,400
                                                                                                                -----------
                                                                                                                    980,400
---------------------------------------------------------------------------------------------------------------------------
                                                Total Corporate Bonds
                                                (Cost--$65,633,812)--91.3%                                       65,245,071
---------------------------------------------------------------------------------------------------------------------------
                                 Shares Held                              Common Stocks
---------------------------------------------------------------------------------------------------------------------------
Airlines--0.0%                             1    US Airways Group, Inc. Class A ...............................            1
---------------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks
                                                (Cost--$8)--0.0%                                                          1
---------------------------------------------------------------------------------------------------------------------------
                                                                        Preferred Stocks
---------------------------------------------------------------------------------------------------------------------------
Broadcasting--0.4%                     6,000    Emmis Communications Corp. Class A, 6.25% ....................      250,980
---------------------------------------------------------------------------------------------------------------------------
Telecommunications--0.0%                   8    PTV, Inc. Series A, 10% (b) ..................................           16
---------------------------------------------------------------------------------------------------------------------------
                                                Total Preferred Stocks
                                                (Cost--$251,434)--0.4%                                              250,996
---------------------------------------------------------------------------------------------------------------------------
                                                                          Warrants (g)
---------------------------------------------------------------------------------------------------------------------------
Service--0.0%                          8,359    Maxim Crane Works Holdings, Inc. (expires 1/20/2010) .........        2,508
---------------------------------------------------------------------------------------------------------------------------
                                                Total Warrants
                                                (Cost--$2,508)--0.0%                                                  2,508
---------------------------------------------------------------------------------------------------------------------------
                                   Beneficial
                                    Interest                          Other Interests (f)
---------------------------------------------------------------------------------------------------------------------------
Airlines--0.4%                    $  708,795    US Airways Group, Inc. Certificate of Beneficial Interest ....      283,518
---------------------------------------------------------------------------------------------------------------------------
                                                Total Other Interests
                                                (Cost--$191,375)--0.4%                                              283,518
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury High Yield Portfolio
Schedule of Investments as of June 30, 2005 (Concluded)
================================================================================

                                  Beneficial
                                   Interest                            Short-Term Securities                         Value
---------------------------------------------------------------------------------------------------------------------------
                                 $ 5,014,535    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (i) ..  $ 5,014,535
---------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Securities
                                                (Cost--$5,014,535)--7.0%                                          5,014,535
---------------------------------------------------------------------------------------------------------------------------
                                                Total Investments (Cost--$71,093,672**)--99.1% ...............   70,796,629
                                                Other Assets Less Liabilities--0.9% ..........................      626,375
                                                                                                                -----------
                                                Net Assets--100.0% ...........................................  $71,423,004
                                                                                                                ===========
---------------------------------------------------------------------------------------------------------------------------

 + For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine such industry sub-classifications for reporting ease.

 * Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................      $ 70,999,736
                                                                   ------------
      Gross unrealized appreciation .........................      $  2,144,912
      Gross unrealized depreciation .........................        (2,348,019)
                                                                   ------------
      Net unrealized depreciation ...........................      $   (203,107)
                                                                   ============

(a)   Floating rate note.

(b)   Non-income producing security.

(c) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(d) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(e) The security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

(g) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(h)   Convertible security.

(i) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                        Net        Interest
      Affiliate                                      Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
        LLC Cash Sweep Series I ...............     $2,232,510     $28,708
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury High Yield Portfolio
Portfolio Information as of June 30, 2005
================================================================================
                                                                     Percent of
                                                                        Total
Quality Ratings by S&P/Moody's                                       Investments
--------------------------------------------------------------------------------

BBB/Baa .........................................................        1.5%
BB/Ba ...........................................................       16.7
B/B .............................................................       61.4
CCC/Caa .........................................................       11.8
NR (Not Rated) ..................................................        0.8
Other* ..........................................................        7.8
--------------------------------------------------------------------------------

* Includes Portfolio holdings in short-term investments, warrants, common stocks, preferred stocks and other interests.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2005
================================================================================

                                     Face
                                    Amount                   U.S. Government & Agency Obligations                 Value
---------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage                         Fannie Mae Trust (a):
Obligations+--39.8%              $   686,458      Series 2002-W11 Class AV1, 3.484% due 11/25/2032 ........... $    686,697
                                   1,946,667      Series 2003-27 Class FP, 3.614% due 6/25/2028 ..............    1,952,714
                                   2,899,833      Series 2003-33 Class LF, 3.664% due 7/25/2017 ..............    2,910,285
                                   2,760,479      Series 2003-34 Class FS, 3.714% due 1/25/2032 ..............    2,765,787
                                   2,424,328      Series 2003-41 Class YF, 3.614% due 6/25/2028 ..............    2,427,829
                                                Freddie Mac Multiclass Certificates (a):
                                   4,788,176      Series 2564 Class OF, 3.52% due 2/15/2026 ..................    4,792,563
                                   4,581,113      Series 2594 Class DF, 3.52% due 12/15/2027 .................    4,587,809
                                   4,282,403      Series 2614 Class EF, 3.62% due 12/15/2017 .................    4,301,929
                                                Ginnie Mae Trust:
                                   4,520,000      Series 2002-83 Class B, 4.695% due 12/16/2024 ..............    4,580,406
                                  28,840,370      Series 2002-83 Class IO, 1.574% due 10/16/2042 (b) .........    1,618,138
                                  24,689,402      Series 2002-94 Class XB, 2.349% due 11/16/2007 (b) .........      517,270
                                   3,054,415      Series 2003-17 Class C, 4.825% due 7/16/2031 ...............    3,095,346
                                  39,528,021      Series 2003-17 Class IO, 1.24% due 3/16/2043 (b) ...........    2,344,767
                                   2,664,553      Series 2003-49 Class C, 4.485% due 10/16/2033 ..............    2,621,395
                                   6,750,000      Series 2003-108 Class C, 4.919% due 2/16/2034 ..............    6,890,646
                                  21,645,110      Series 2003-109 Class IO, 1.098% due 11/16/2043 (b) ........    1,175,747
                                  15,340,581      Series 2004-9 Class IO, 1.383% due 3/16/2034 (b) ...........      888,919
                                  23,903,699      Series 2004-43 Class IO, 1.121% due 6/16/2044 (b) ..........    1,284,824
                                   1,830,395      Series 2004-43 Class Z, 4.50% due 6/16/2044 ................    1,619,899
                                   1,853,305      Series 2004-45 Class Z, 5.74% due 6/16/2045 ................    2,181,238
                                  34,650,384      Series 2004-57 Class IO, 1.13% due 7/16/2044 (b) ...........    1,936,956
                                   3,439,025      Series 2004-77 Class AB, 4.368% due 11/16/2030 .............    3,422,468
                                  87,005,678      Series 2004-77 Class IO, 1.065% due 9/16/2044 (b) ..........    4,913,921
                                   1,500,000      Series 2005-5, 4.015% due 6/16/2045 ........................    1,488,750
                                   2,000,000      Series 2005-9 Class C, 4.917% due 2/16/2032 ................    2,025,000
                                   1,807,481      Series 2005-12 Class A, 4.044% due 5/16/2021 ...............    1,795,984
---------------------------------------------------------------------------------------------------------------------------
                                                Total Collateralized Mortgage Obligations
                                                (Cost--$66,825,598)                                              68,827,287
---------------------------------------------------------------------------------------------------------------------------
Freddie Mac Sovereign              2,000,000    Federal Home Loan Bank System,
Agency Obligations--1.1%                          3.875% due 1/15/2010 (c) ...................................    1,994,022
---------------------------------------------------------------------------------------------------------------------------
                                                Total Freddie Mac Sovereign Agency Obligations
                                                (Cost--$1,984,392)                                                1,994,022
---------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed                                 Fannie Mae Guaranteed Pass-Through Certificates:
Securities+--33.1%                   460,582      6% due 4/01/2017 ...........................................      476,377
                                     566,290      5.50% due 12/01/2017 .......................................      581,714
                                     496,630      4.50% due 9/01/2018 ........................................      494,729
                                   3,413,626      5% due 6/01/2018-5/01/2019 .................................    3,454,403
                                     626,052      7.50% due 6/01/2030-4/01/2031 ..............................      668,963
                                   1,517,217      7% due 3/01/2029-2/01/2032 .................................    1,600,902
                                     399,550      8% due 4/01/2030-10/01/2032 ................................      429,896
                                   2,787,902      6.50% due 1/01/2032-11/01/2032 .............................    2,890,199
                                   2,995,975      5% due 7/15/2035 ...........................................    2,995,975
                                   4,000,000      4.50% due 8/15/2035 ........................................    3,906,248
                                                Freddie Mac Mortgage Participation Certificates:
                                     558,626      6.50% due 3/01/2016 ........................................      581,247
                                   1,060,486      6% due 4/01/2017 ...........................................    1,096,563
                                     883,215      5.50% due 6/01/2017 ........................................      906,806
                                   1,736,800      5% due 9/01/2019 ...........................................    1,757,227
                                     121,783      8% due 3/01/2030-6/01/2031 .................................      131,144
                                     193,589      7% due 4/01/2032 ...........................................      203,847
                                   5,773,030      6% due 3/01/2034-8/01/2034 .................................    5,923,428
                                   1,860,416      5.50% due 3/01/2035 ........................................    1,887,572
                                                Ginnie Mae MBS Certificates:
                                   3,124,740      5.47% due 12/15/2005 .......................................    3,293,563
                                   1,377,102      4.55% due 11/15/2006 .......................................    1,364,844
                                   1,439,000      5.15% due 8/15/2008 ........................................    1,492,611
                                      17,899      6% due 2/15/2033 ...........................................       18,476

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2005
================================================================================


                                 Face
                                Amount                     U.S. Government & Agency Obligations                     Value
---------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed                            Ginnie Mae MBS Certificates (concluded):
Securities+                  $ 2,568,596     5.525% due 12/15/2035 ........................................... $  2,708,479
(concluded)                    1,566,800     5.55% due 5/15/2045 .............................................    1,662,994
                               1,750,000     5.30% due 6/15/2045 .............................................    1,833,086
                               1,558,000     5.60% due 8/15/2045 .............................................    1,654,497
                               4,960,000     5.25% due 9/30/2045-12/15/2045 ..................................    5,114,276
                               7,808,400     5.13% due 4/01/2044-3/18/2046 ...................................    7,976,723
---------------------------------------------------------------------------------------------------------------------------
                                           Total Mortgage-Backed Securities
                                           (Cost--$56,792,912)                                                   57,106,789
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds & U.S.                 Treasury Bonds & Notes:
Notes--9.2%                    5,000,000     2.625% due 5/15/2008 ............................................    4,858,790
                               1,100,000     8.125% due 8/15/2019 ............................................    1,558,734
                               4,820,000     7.25% due 8/15/2022 .............................................    6,558,964
                               2,310,000     6.25% due 8/15/2023 .............................................    2,878,747
---------------------------------------------------------------------------------------------------------------------------
                                           Total U.S. Treasury Bonds & Notes
                                           (Cost--$14,687,491)                                                   15,855,235
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation        2,079,201   U.S. Treasury Inflation Indexed Bonds, 3.50% due 1/15/2011 ........    2,304,420
Indexed Bonds--1.3%
---------------------------------------------------------------------------------------------------------------------------
                                           Total U.S. Treasury Inflation Indexed Bonds
                                           (Cost--$2,158,104)                                                     2,304,420
---------------------------------------------------------------------------------------------------------------------------
                                           Total U.S. Government & Agency Obligations
                                           (Cost $142,448,497)--84.5%                                           146,087,753
---------------------------------------------------------------------------------------------------------------------------
                                                         Non-U.S. Government & Agency Obligations
---------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage        6,975,505   Ace Securities Corp. Series 2005-RM1 Class A2A,
Obligations+--13.1%                          3.444% due 3/25/2035 (a) ........................................    6,975,950
                               5,000,000   CS First Boston Mortgage Securities Corp. Series 2005-TFLA
                                             Class A1, 3.23% due 2/15/2020 (a) ...............................    5,000,035
                               3,869,575   Countrywide Home Loan Mortgage Pass-Through Trust
                                             Series 2003-10 Class A6, 3.664% due 5/25/2033 (a) ...............    3,873,429
                               2,137,325   GS Mortgage Securities Corp. II Series 2003-FL6A Class A1,
                                             3.37% due 11/15/2015 (a) ........................................    2,137,114
                                 599,934   Greenwich Capital Commercial Funding Corp. Series 2003-FL1
                                             Class A, 3.47% due 7/05/2018 (a) ................................      600,032
                               3,467,579   Residential Asset Securitization Trust Series 2003-A8
                                             Class A2, 3.664% due 10/25/2018 (a) .............................    3,454,034
                                 585,325   Washington Mutual Series 2002-AR19 Class A8,
                                             4.556% due 2/25/2033 ............................................      585,822
---------------------------------------------------------------------------------------------------------------------------
                                           Total Non-U.S. Government & Agency Obligations
                                           (Cost--$22,609,106)--13.1%                                            22,626,416
---------------------------------------------------------------------------------------------------------------------------
                              Beneficial
                               Interest                            Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
                             $ 2,067,500   Merrill Lynch Liquidity Series, LLC Money Market Series (d)(e) ....    2,067,500
---------------------------------------------------------------------------------------------------------------------------
                                 Face
                                Amount
---------------------------------------------------------------------------------------------------------------------------
Repurchase                    20,700,000   Morgan Stanley, purchased on 6/30/2005 to yield 3.40%
Agreements--12.0%                            to 7/01/2005 repurchase price of $20,701,955
                                             collateralized by FHARM, 4.11% due 1/01/2035 ....................   20,700,000
---------------------------------------------------------------------------------------------------------------------------
                                           Total Short-Term Securities
                                           (Cost--$22,767,500)--13.2%                                            22,767,500
---------------------------------------------------------------------------------------------------------------------------
                                           Total Investments
                                           (Cost--$187,825,103)--110.8%                                         191,481,669
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2005 (Continued)
================================================================================

                               Number of
Options                        Contracts                         Issue                                                 Value
-------------------------------------------------------------------------------------------------------------------------------
Call Options Written--0.0%          11++   Consumer Price Index (CPI) Linked Floor, expiring April 2009
                                             at 1%, Broker Morgan Stanley Capital Services .....................  $    (16,800)
-------------------------------------------------------------------------------------------------------------------------------
                                           Total Options Written
                                           (Premiums Received--$16,800)--0.0%                                          (16,800)
-------------------------------------------------------------------------------------------------------------------------------
                                           Total Investments, Net of Options Written
                                           (Cost--$187,808,303*)--110.8% .......................................   191,464,869
                                           Liabilities in Excess of Other Assets--(10.8%) ......................   (18,686,025)
                                                                                                                  ------------
                                           Net Assets--100.0% ..................................................  $172,778,844
                                                                                                                  ============
-------------------------------------------------------------------------------------------------------------------------------

    * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................  $187,870,336
                                                                   ============
      Gross unrealized appreciation .............................  $  3,979,548
      Gross unrealized depreciation .............................      (385,015)
                                                                   ------------
      Net unrealized appreciation ...............................  $  3,594,533
                                                                   ============

    + Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

   ++ One contract represents a notional amount of $1,000,000.

  (a) Floating rate note.

  (b) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.

  (c) Security, or a portion of security, is on loan.

  (d) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section2(a)(3) of the Investment Company Act of 1940) were as follows:

      ----------------------------------------------------------------------------------------------------------------------------
      Affiliate                                                                                  Net Activity      Interest Income
      ----------------------------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Money Market Series .................................   $2,067,500            $ 970
      ----------------------------------------------------------------------------------------------------------------------------
  (e) Security was purchased with the cash proceeds from securities loans.
      ----------------------------------------------------------------------------------------------------------------------------
      Swaps contracts outstanding as of June 30, 2005 were as follows:
      ----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Notional          Unrealized
                                                                                                    Amount          Appreciation
      ----------------------------------------------------------------------------------------------------------------------------

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month USD LIBOR minus 0.105%

      Broker, UBS Warburg
      Expires August 2005                                                                         $13,000,000          $     --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month USD LIBOR minus 0.10%

      Broker, Lehman Brothers Special Finance
      Expires October 2005                                                                        $ 5,000,000                --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month USD LIBOR minus 0.12%

      Broker, UBS Warburg
      Expires November 2005                                                                       $ 5,000,000                --

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2005 (Concluded)
================================================================================

                                                                                                               Unrealized
                                                                                             Notional         Appreciation
                                                                                              Amount         (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month USD LIBOR minus 0.15%

Broker, Lehman Brothers Special Finance
Expires December 2005                                                                       $ 9,000,000                --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month USD LIBOR minus 0.13%

Broker, Lehman Brothers Special Finance
Expires December 2005                                                                       $15,000,000                --

Pay a fixed rate of 3.25% and receive a floating rate based on 3-month USD LIBOR

Broker, Lehman Brothers Special Finance
Expires May 2007                                                                            $ 2,210,000        $   29,295

Receive a fixed rate of 4.17% and pay 3.50% on Treasury Inflation Protected
Securities (TIPS) adjusted principal

Broker, Morgan Stanley Capital Services
Expires January 2011                                                                        $ 2,225,000           (62,162)

Pay a fixed rate of 4.83% and receive a floating rate based on 3-month USD LIBOR

Broker, JPMorgan Chase
Expires May 2014                                                                            $23,500,000          (914,052)

----------------------------------------------------------------------------------------------------------------------------
      Total .............................................................................                      $ (946,919)
                                                                                                               ===========
----------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Intermediate Government Bond Portfolio
Portfolio Information as of June 30, 2005
================================================================================

                                                                     Percent of
                                                                       Total
Asset Mix                                                           Investments
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations ..............................     47.8%
Mortgage-Backed Securities .......................................     29.8
U.S. Treasury Bonds & Notes ......................................      8.3
U.S. Treasury Inflation Indexed Bonds 1.2
Freddie Mac Sovereign Agency Obligations .........................      1.0
Other* ...........................................................     11.9
--------------------------------------------------------------------------------

    * Includes portfolio holdings in short-term investments and options

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Large Cap Core Strategy Portfolio
Schedule of Investments as of June 30, 2005
================================================================================

                                Shares
Industry*                        Held                              Common Stocks                                   Value
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                       48,000   Northrop Grumman Corp. ............................................  $ 2,652,000
Defense--1.0%
---------------------------------------------------------------------------------------------------------------------------
Automobiles--0.5%                133,000   Ford Motor Co. ....................................................    1,361,920
---------------------------------------------------------------------------------------------------------------------------
Biotechnology--1.1%               35,000   Invitrogen Corp. (d) ..............................................    2,915,150
---------------------------------------------------------------------------------------------------------------------------
Capital Markets--1.3%             36,000   Lehman Brothers Holdings, Inc. ....................................    3,574,080
---------------------------------------------------------------------------------------------------------------------------
Chemicals--1.6%                   27,000   Eastman Chemical Co. ..............................................    1,489,050
                                  48,000   Monsanto Co. ......................................................    3,017,760
                                                                                                                -----------
                                                                                                                  4,506,810
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.6%            36,000   Bank of America Corp. .............................................    1,641,960
---------------------------------------------------------------------------------------------------------------------------
Communications                    22,000   Cisco Systems, Inc. (d) ...........................................      420,420
Equipment--1.5%                  205,000   Motorola, Inc. ....................................................    3,743,300
                                                                                                                -----------
                                                                                                                  4,163,720
---------------------------------------------------------------------------------------------------------------------------
Computers &                       81,000   Apple Computer, Inc. (d) ..........................................    2,981,610
Peripherals--7.9%                128,000   Dell, Inc. (d) ....................................................    5,057,280
                                 193,000   Hewlett-Packard Co. ...............................................    4,537,430
                                  78,000   NCR Corp. (d) .....................................................    2,739,360
                                  85,000   QLogic Corp. (d) ..................................................    2,623,950
                                  38,000   Storage Technology Corp. (d) ......................................    1,379,020
                                 724,000   Sun Microsystems, Inc. (d) ........................................    2,700,520
                                                                                                                -----------
                                                                                                                 22,019,170
---------------------------------------------------------------------------------------------------------------------------
Diversified Financial             64,000   Citigroup, Inc. ...................................................    2,958,720
Services--1.2%                     7,000   JPMorgan Chase & Co. ..............................................      247,240
                                                                                                                -----------
                                                                                                                  3,205,960
---------------------------------------------------------------------------------------------------------------------------
Electric Utilities--1.1%          78,000   Edison International ..............................................    3,162,900
---------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--1.1%        62,000   Rockwell Automation, Inc. .........................................    3,020,020
---------------------------------------------------------------------------------------------------------------------------
Food Products--1.3%              129,000   Archer-Daniels-Midland Co. (c) ....................................    2,758,020
                                  45,000   Tyson Foods, Inc. Class A .........................................      801,000
                                                                                                                -----------
                                                                                                                  3,559,020
---------------------------------------------------------------------------------------------------------------------------
Health Care Equipment             51,000   Becton Dickinson & Co. ............................................    2,675,970
& Supplies--1.0%
---------------------------------------------------------------------------------------------------------------------------
Health Care Providers &           42,000   Aetna, Inc. New Shares ............................................    3,478,440
Services--12.1%                   75,000   Caremark Rx, Inc. (d) .............................................    3,339,000
                                  31,000   Cigna Corp. .......................................................    3,317,930
                                  62,000   Express Scripts, Inc. (c)(d) ......................................    3,098,760
                                  60,000   HCA, Inc. .........................................................    3,400,200
                                  76,000   Humana, Inc. (d) ..................................................    3,020,240
                                  75,000   McKesson Corp. ....................................................    3,359,250
                                  42,000   Pacificare Health Systems (d) .....................................    3,000,900
                                  54,000   Quest Diagnostics .................................................    2,876,580
                                  88,000   UnitedHealth Group, Inc. ..........................................    4,588,320
                                                                                                                -----------
                                                                                                                 33,479,620
---------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &             44,000   MGM Mirage (d) ....................................................    1,741,520
Leisure--0.6%
---------------------------------------------------------------------------------------------------------------------------
Household Durables--3.3%          48,000   Lennar Corp. Class A ..............................................    3,045,600
                                   4,000   NVR, Inc. (d) .....................................................    3,240,000
                                  38,000   Ryland Group, Inc. ................................................    2,883,060
                                                                                                                -----------
                                                                                                                  9,168,660
---------------------------------------------------------------------------------------------------------------------------
Household Products--0.1%           5,000   Procter & Gamble Co. ..............................................      263,750
---------------------------------------------------------------------------------------------------------------------------
IT Services--1.9%                 55,000   Computer Sciences Corp. (d) .......................................    2,403,500
                                  68,000   Fiserv, Inc. (d) ..................................................    2,920,600
                                                                                                                -----------
                                                                                                                  5,324,100
---------------------------------------------------------------------------------------------------------------------------
Independent Power                492,000   Dynegy, Inc. Class A (d) ..........................................    2,391,120
Producers & Energy                35,000   TXU Corp. .........................................................    2,908,150
Traders--1.9%                                                                                                   -----------
                                                                                                                  5,299,270
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Large Cap Core Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Continued)
================================================================================

                                Shares
Industry*                        Held                              Common Stocks                                   Value
---------------------------------------------------------------------------------------------------------------------------
Industrial                       170,000   General Electric Co. ..............................................   $5,890,500
Conglomerates--2.9%               28,000   Textron, Inc. .....................................................    2,123,800
                                                                                                                -----------
                                                                                                                  8,014,300
---------------------------------------------------------------------------------------------------------------------------
Insurance--7.9%                   64,000   The Allstate Corp. ................................................    3,824,000
                                   5,000   American International Group, Inc. ................................      290,500
                                  38,000   Chubb Corp. .......................................................    3,253,180
                                  11,000   Hartford Financial Services Group, Inc. ...........................      822,580
                                  72,000   Metlife, Inc. .....................................................    3,235,680
                                  11,000   The Progressive Corp. .............................................    1,086,910
                                  57,000   Prudential Financial, Inc. ........................................    3,742,620
                                  54,000   Safeco Corp. ......................................................    2,934,360
                                 156,000   UnumProvident Corp. (c) ...........................................    2,857,920
                                                                                                                -----------
                                                                                                                 22,047,750
---------------------------------------------------------------------------------------------------------------------------
Internet Software &               51,000   VeriSign, Inc. (d) ................................................    1,466,760
Services--0.5%
---------------------------------------------------------------------------------------------------------------------------
Metals & Mining--1.5%             56,000   Nucor Corp. .......................................................    2,554,720
                                  18,000   Phelps Dodge Corp. ................................................    1,665,000
                                                                                                                -----------
                                                                                                                  4,219,720
---------------------------------------------------------------------------------------------------------------------------
Multiline Retail--2.3%            60,000   JC Penney Co., Inc. ...............................................    3,154,800
                                  47,000   Nordstrom, Inc. ...................................................    3,194,590
                                                                                                                -----------
                                                                                                                  6,349,390
---------------------------------------------------------------------------------------------------------------------------
Office Electronics--0.9%         185,000   Xerox Corp. (d) ...................................................    2,551,150
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable             29,000   Amerada Hess Corp. ................................................    3,088,790
Fuels--17.8%                      39,000   Anadarko Petroleum Corp. ..........................................    3,203,850
                                  59,000   Burlington Resources, Inc. ........................................    3,259,160
                                  79,000   ConocoPhillips ....................................................    4,541,710
                                  70,000   Devon Energy Corp. ................................................    3,547,600
                                 193,000   Exxon Mobil Corp. .................................................   11,091,710
                                  39,000   Kerr-McGee Corp. ..................................................    2,976,090
                                  10,000   Marathon Oil Corp. ................................................      533,700
                                  13,000   Noble Energy, Inc. ................................................      983,450
                                  44,000   Occidental Petroleum Corp. ........................................    3,384,920
                                  28,000   Sunoco, Inc. ......................................................    3,183,040
                                  48,000   Unocal Corp. ......................................................    3,122,400
                                  43,000   Valero Energy Corp. ...............................................    3,401,730
                                 158,000   Williams Cos., Inc. ...............................................    3,002,000
                                                                                                                -----------
                                                                                                                 49,320,150
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--5.2%            111,000   Johnson & Johnson .................................................    7,215,000
                                 264,000   Pfizer, Inc. ......................................................    7,281,120
                                                                                                                -----------
                                                                                                                 14,496,120
---------------------------------------------------------------------------------------------------------------------------
Road & Rail--1.1%                 59,000   Yellow Roadway Corp. (c)(d) .......................................    2,997,200
---------------------------------------------------------------------------------------------------------------------------
Semiconductors &                 142,000   Intel Corp. .......................................................    3,700,520
Semiconductor                     90,000   Lam Research Corp. (d) ............................................    2,604,600
Equipment--3.8%                   50,000   Microchip Technology, Inc. ........................................    1,481,000
                                 102,000   Nvidia Corp. (d) ..................................................    2,725,440
                                                                                                                -----------
                                                                                                                 10,511,560
---------------------------------------------------------------------------------------------------------------------------
Software--8.5%                    81,000   Autodesk, Inc. ....................................................    2,783,970
                                 329,000   BEA Systems, Inc. (d) .............................................    2,888,620
                                 103,000   Computer Associates International, Inc. ...........................    2,830,440
                                  67,000   Intuit, Inc. (d) ..................................................    3,022,370
                                 107,000   McAfee, Inc. (d) ..................................................    2,801,260
                                  74,000   Mercury Interactive Corp. (d) .....................................    2,838,640
                                 105,000   Microsoft Corp. ...................................................    2,608,200
                                 298,000   Oracle Corp. (d) ..................................................    3,933,600
                                                                                                                -----------
                                                                                                                 23,707,100
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Large Cap Core Strategy Portfolio
Schedule of Investments as of June 30, 2005 (Concluded)
================================================================================

                                Shares
Industry*                        Held                              Common Stocks                                   Value
---------------------------------------------------------------------------------------------------------------------------
Specialty Retail--6.2%            44,000   Abercrombie & Fitch Co. Class A ..................................  $  3,022,800
                                  93,000   American Eagle Outfitters ........................................     2,850,450
                                   4,000   Autozone, Inc. (d) ...............................................       369,840
                                  47,000   Best Buy Co., Inc. ...............................................     3,221,850
                                  66,000   Chico's FAS, Inc. (d) ............................................     2,262,480
                                 128,000   The Gap, Inc. ....................................................     2,528,000
                                 138,000   Staples, Inc. ....................................................     2,942,160
                                                                                                               ------------
                                                                                                                 17,197,580
---------------------------------------------------------------------------------------------------------------------------
Tobacco--0.2%                      8,000   Altria Group, Inc. ...............................................      517,280
---------------------------------------------------------------------------------------------------------------------------
                                           Total Common Stocks (Cost--$238,806,021)--99.9% ..................   277,131,660
---------------------------------------------------------------------------------------------------------------------------
                              Beneficial
                               Interest                            Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
                              $  247,209   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (a) ......       247,209
                               8,467,100   Merrill Lynch Liquidity Series, LLC Money Market Series (a)(b) ...     8,467,100
---------------------------------------------------------------------------------------------------------------------------
                                           Total Short-Term Securities (Cost--$8,714,309)--3.1% .............     8,714,309
---------------------------------------------------------------------------------------------------------------------------
                                           Total Investments (Cost--$247,520,330**)--103.0% .................   285,845,969
                                           Liabilities in Excess of Other Assets--(3.0%) ....................    (8,427,867)
                                                                                                               ------------
                                           Net Assets--100.0% ...............................................  $277,418,102
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

    * For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

   ** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................  $ 249,466,498
                                                                =============
      Gross unrealized appreciation ..........................  $  45,326,005
      Gross unrealized depreciation ..........................     (8,946,534)
                                                                -------------
      Net unrealized appreciation ............................  $  36,379,471
                                                                =============

  (a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      -------------------------------------------------------------------------------------------------
                                                                                Net           Interest
      Affiliate                                                              Activity          Income
      -------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I              $   247,209         $2,007
      Merrill Lynch Liquidity Series, LLC Money Market Series              $(2,505,100)        $7,750
      -------------------------------------------------------------------------------------------------

(b)   Security was purchased with the cash proceeds from securities loans.

(c)   Security, or a portion of security, is on loan.

(d)   Non-income producing security.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Large Cap Core Strategy Portfolio
Portfolio Information as of June 30, 2005
================================================================================

                                                                      Percent of
                                                                        Total
Sector* Representation                                               Investments
--------------------------------------------------------------------------------
Consumer Discretionary ............................................      12.5%
Consumer Staples ..................................................       1.5
Energy ............................................................      17.3
Financials ........................................................      10.7
Health Care .......................................................      18.7
Industrials .......................................................       5.8
Information Technology ............................................      24.4
Materials .........................................................       3.1
Utilities .........................................................       3.0
Other** ...........................................................       3.0
--------------------------------------------------------------------------------

    * For Portfolio compliance purposes, "Sector" means any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

   ** Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Money Reserve Portfolio
Schedule of Investments as of June 30, 2005
================================================================================

                                 Face                                              Interest      Maturity
                                Amount                       Issue                   Rate**        Date               Value
------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit--    $ 2,500,000   Barclays Bank Plc ....................... 2.95%       8/15/2005        $  2,498,873
Euro--2.2%                     5,000,000   Societe Generale ........................ 2.915       8/09/2005           4,998,014
------------------------------------------------------------------------------------------------------------------------------
                                           Total Certificates of Deposit--Euro
                                           (Cost--$7,499,972)                                                        7,496,887
------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit--      2,500,000   Banco Bilbao Vizcaya Argentina SA, NY ... 3.00       12/21/2005           2,491,470
Yankee--3.4%                   7,000,000   Canadian Imperial Bank of Commerce,
                                             NY (b) ................................ 3.28        7/14/2006           7,000,000
                               2,000,000   Toronto-Dominion Bank, NY ............... 3.815       6/20/2006           1,999,920
------------------------------------------------------------------------------------------------------------------------------
                                           Total Certificates of Deposit--Yankee
                                           (Cost--$11,499,707)                                                      11,491,390
------------------------------------------------------------------------------------------------------------------------------
Commercial Paper--52.9%        9,006,000   CC (USA) Inc. (Centauri) ................ 3.15        8/08/2005           8,975,580
                               5,000,000   CC (USA) Inc. (Centauri) ................ 3.39       12/01/2005           4,924,230
                               4,342,000   DNB NOR Bank ASA ........................ 3.40       12/06/2005           4,273,844
                               3,267,000   Dorada Finance Inc. ..................... 3.13        8/01/2005           3,258,054
                               5,000,000   Edison Asset Securitization, LLC ........ 2.88        8/08/2005           4,983,111
                              10,000,000   FCAR Owner Trust ........................ 2.87        8/02/2005           9,971,911
                               2,200,000   Fortis Funding LLC ...................... 3.47       12/22/2005           2,161,592
                               5,381,000   Goldman Sachs Group, Inc. ............... 3.29       11/01/2005           5,316,428
                               4,384,000   Grampian Funding Ltd. ................... 3.12        7/29/2005           4,373,235
                               5,800,000   Greyhawk Funding LLC .................... 3.05        7/07/2005           5,797,021
                               5,000,000   HBOS Treasury Services Plc .............. 3.02        7/05/2005           4,998,294
                               1,100,000   HBOS Treasury Services Plc .............. 3.03        7/08/2005           1,099,340
                              10,092,000   ING (U.S.) Funding LLC .................. 3.04        7/08/2005          10,085,949
                               2,150,000   ING (U.S.) Funding LLC .................. 3.04        7/11/2005           2,148,149
                               3,267,000   Jupiter Securitization Corp. ............ 3.49       12/12/2005           3,213,571
                               4,000,000   KFW International Finance, Inc. ......... 2.78        8/26/2005           3,979,248
                               1,550,000   Morgan Stanley (b) ...................... 3.518       2/21/2006           1,550,000
                               1,500,000   Morgan Stanley (b) ...................... 3.518       3/03/2006           1,500,000
                               5,000,000   Newport Funding Corp. ................... 3.04        7/12/2005           4,995,249
                               5,539,000   Nordea North America, Inc. .............. 3.02        7/07/2005           5,536,155
                               1,522,000   Nordea North America, Inc. .............. 3.03        7/08/2005           1,521,087
                               6,000,000   Santander Central Hispano
                                             Finance (Delaware), Inc. .............. 3.16        8/10/2005           5,978,600
                               7,000,000   Sigma Finance Inc. ...................... 3.12        7/28/2005           6,983,444
                               3,524,000   Sigma Finance Inc. ...................... 3.39       12/01/2005           3,470,597
                               5,000,000   Sigma Finance Inc. ...................... 3.41       12/05/2005           4,922,060
                              10,000,000   Solitaire Funding LLC ................... 3.30        8/11/2005           9,962,417
                               6,501,000   SPINTAB AB .............................. 3.24        9/01/2005           6,462,839
                               9,000,000   Swedbank (ForeningsSparbanken) .......... 2.99        7/01/2005           9,000,000
                                 760,000   UBS Finance (Delaware) Inc. ............. 3.07        7/22/2005             758,619
                              11,647,000   Verizon Network Funding Corp. ........... 3.08        7/06/2005          11,641,953
                               4,000,000   Verizon Network Funding Corp. ........... 3.28        8/08/2005           3,986,151
                               5,000,000   Westpac Capital Corp. ................... 3.40       12/09/2005           4,919,875
                              11,640,000   White Pine Finance Corp. ................ 3.50       12/12/2005          11,449,639
                               3,964,000   Windmill Funding Corp. .................. 3.02        7/06/2005           3,962,304
------------------------------------------------------------------------------------------------------------------------------
                                           Total Commercial Paper
                                           (Cost--$178,201,617)                                                    178,160,546
------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds--1.5%          2,000,000   Citigroup Global Markets Inc. ........... 6.75       12/01/2005           2,023,734
                               3,000,000   National City Bank ...................... 2.50        4/17/2006           2,967,897
------------------------------------------------------------------------------------------------------------------------------
                                           Total Corporate Bonds
                                           (Cost--$4,999,686)                                                        4,991,631
------------------------------------------------------------------------------------------------------------------------------
Funding Agreements--8.1%       3,000,000   General Electric Capital
                                             Assurance Co. (a)(b) .................. 3.181      10/03/2005           3,000,000
                               9,000,000   Jackson National Life
                                             Insurance Co. (a)(b) .................. 3.191       5/01/2006           9,000,000
                               5,000,000   Monumental Life Insurance Co. (a)(b) .... 3.256       2/15/2006           5,000,000
                              10,500,000   Monumental Life Insurance Co. (a)(b) .... 3.271       5/22/2006          10,500,000
------------------------------------------------------------------------------------------------------------------------------
                                           Total Funding Agreements
                                           (Cost--$27,500,000)                                                      27,500,000
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Money Reserve Portfolio
Schedule of Investments as of June 30, 2005 (Continued)
================================================================================

                                 Face                                              Interest      Maturity
                                Amount                       Issue                   Rate**        Date               Value
------------------------------------------------------------------------------------------------------------------------------
Master Notes--0.8%           $ 2,700,000   Beta Finance Inc. .....................   3.045       1/05/2006        $ 2,700,000
------------------------------------------------------------------------------------------------------------------------------
                                           Total Master Notes
                                           (Cost--$2,697,590)                                                        2,700,000
------------------------------------------------------------------------------------------------------------------------------
Medium-Term Notes--10.6%       7,000,000   General Electric Capital Corp. (b) ....   3.34        7/17/2006           7,000,000
                               4,100,000   Goldman Sachs Group, Inc. (b) .........   3.21        7/14/2006           4,100,000
                               2,000,000   Household Finance Corp. (b) ...........   3.28       10/28/2005           1,999,967
                               3,000,000   Household Finance Corp. (b) ...........   3.29        7/21/2006           3,000,000
                               1,300,000   MetLife Funding, Inc. (b) .............   3.14        7/06/2006           1,300,000
                               1,750,000   MetLife Funding, Inc. (b) .............   3.26        7/14/2006           1,750,000
                               7,500,000   Morgan Stanley (b) ....................   3.34        8/15/2005           7,500,000
                               2,000,000   Northern Rock Plc (b) .................   3.41        7/07/2006           2,000,172
                               2,500,000   Permanent Financing Plc (b) ...........   3.15        3/10/2006           2,500,000
                               2,000,000   Pfizer Inc. (b) .......................   3.15       11/04/2005           1,999,738
                               2,700,000   Procter & Gamble Co. (b) ..............   3.34        7/10/2006           2,700,000
------------------------------------------------------------------------------------------------------------------------------
                                           Total Medium-Term Notes
                                           (Cost--$35,849,967)                                                      35,849,877
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency &       5,000,000   Fannie Mae ............................   2.85        8/19/2005           4,979,455
Instrumentality Obligations--
Discount--1.5%
------------------------------------------------------------------------------------------------------------------------------
                                             Total U.S. Government Agency &
                                             Instrumentality Obligations--Discount
                                             (Cost--$5,481,590)                                                      4,979,455
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency &         500,000   Fannie Mae ............................   7.00        7/15/2005             500,697
Instrumentality Obligations--  3,950,000   Fannie Mae ............................   1.875       9/15/2005           3,936,499
Non-Discount--14.0%            5,275,000   Fannie Mae (b) ........................   3.25       12/09/2005           5,273,382
                               1,250,000   Fannie Mae ............................   2.25        2/28/2006           1,238,290
                               1,000,000   Fannie Mae ............................   3.00        9/20/2006             990,536
                               5,000,000   Federal Farm Credit Banks (b) .........   3.19        2/21/2006           4,999,357
                               2,500,000   Federal Home Loan Bank System .........   1.75        8/15/2005           2,495,102
                               5,000,000   Federal Home Loan Bank System .........   1.50        8/26/2005           4,985,605
                               5,000,000   Federal Home Loan Bank System (b) .....   3.115       5/10/2006           4,998,760
                               5,000,000   Federal Home Loan Bank System (b) .....   3.15        5/19/2006           4,999,030
                               2,500,000   Federal Home Loan Bank System (b) .....   3.25        7/21/2006           2,486,253
                               4,000,000   Federal Home Loan Bank System (b) .....   3.16        8/21/2006           3,997,285
                               1,000,000   Federal Home Loan Bank System .........   3.45        1/10/2007             994,470
                               1,000,000   Federal Home Loan Bank System (b) .....   4.00        6/13/2007           1,000,679
                               1,000,000   Freddie Mac ...........................   2.29       10/28/2005             996,163
                               1,000,000   Freddie Mac ...........................   2.41       11/04/2005             996,340
                               2,200,000   Freddie Mac (b) .......................   3.82        7/14/2006           2,195,211
------------------------------------------------------------------------------------------------------------------------------
                                           Total U.S. Government Agency &
                                           Instrumentality Obligations--Non-Discount
                                           (Cost--$46,640,763)                                                      47,083,659
------------------------------------------------------------------------------------------------------------------------------
Repurchase                    16,557,000   UBS Warburg Corp. LLC, purchased on
Agreements--4.9%                             6/30/2005 to yield 3.40% to 7/01/2005
                                             repurchased price of $16,558,564
                                             collateralized by FNMA, 5.25%
                                             due 1/15/2009 .....................................................    16,557,000
------------------------------------------------------------------------------------------------------------------------------
                                           Total Repurchase Agreements
                                           (Cost--$16,557,000)                                                      16,557,000
------------------------------------------------------------------------------------------------------------------------------
                                           Total Investments
                                           (Cost--$336,927,892*)--99.9% ........................................   336,810,445
                                           Other Assets Less Liabilities--0.1% .................................       236,025
                                                                                                                  ------------
                                           Net Assets--100.0% ..................................................  $337,046,470
                                                                                                                  ============
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Money Reserve Portfolio
Schedule of Investments as of June 30, 2005 (Concluded)
================================================================================

    * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...............................        $ 336,927,892
                                                            =============
      Gross unrealized appreciation ................        $       6,374
      Gross unrealized depreciation ................             (123,821)
                                                            -------------
      Net unrealized depreciation ..................        $    (117,447)
                                                            =============

  ** Commercial Paper and certain U.S. Government Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown payable at fixed rates or upon maturity. Interest rates on variable securities are adjusted periodically based upon appropriate indexes. The interest rates shown are the rates in effect at June 30, 2005.

  (a) Restricted securities as to resale, representing 8.1% of net assets were as follows:

      ------------------------------------------------------------------------------------------------------------------
                                                                           Acquisition Date        Cost          Value
      ------------------------------------------------------------------------------------------------------------------
      General Electric Capital Assurance Co., 3.181% due 10/03/2005*           9/28/05         $ 3,000,000   $ 3,000,000
      Jackson National Life Insurance Co., 3.191% due 5/01/2006*                5/2/05           9,000,000     9,000,000
      Monumental Life Insurance Co., 3.256% due 2/15/2006*                     2/17/05           5,000,000     5,000,000
      Monumental Life Insurance Co., 3.271% due 5/22/2006*                     4/26/05          10,500,000    10,500,000
      ------------------------------------------------------------------------------------------------------------------
      Total                                                                                    $27,500,000   $27,500,000
                                                                                               ===========   ===========
      ------------------------------------------------------------------------------------------------------------------

  *   Variable rate notes.

  (b) Variable rate notes.

      See Notes to Financial Statements.

                      (This page intentionally left blank.)

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Assets and Liabilities as of June 30, 2005
================================================================================

                                                                         Mercury         Mercury         Mercury         Mercury
                                                                        Balanced          Core         Fundamental        Global
                                                                         Capital          Bond           Growth         Allocation
                                                                        Strategy         Strategy        Strategy         Strategy
                                                                        Portfolio        Portfolio      Portfolio        Portfolio
------------------------------------------------------------------------------------------------------------------------------------
       Assets:
       Investments in unaffiliated securities, at value*+++ .......   $ 793,889,178    $146,195,370   $ 262,124,299    $ 185,785,527
       Investments in affiliated securities, at value+++++++ ......     113,621,765       6,743,875      22,275,422       49,070,865
       Options purchased, at value+++++ ...........................          24,469          11,109              --               --
       Unrealized appreciation on swaps ...........................          46,251          31,728              --               --
       Unrealized appreciation on forward foreign
         exchange contracts .......................................          24,037          10,519              --           57,192
       Cash .......................................................          27,463              --              --          188,175
       Foreign cash++++ ...........................................              --              --              --        5,547,238
       Receivable for securities sold .............................      11,141,542       2,191,737         270,516        1,714,217
       Interest receivable++++++ ..................................       2,317,533         956,250          12,432        1,011,261
       Dividends receivable .......................................         665,059           3,873         318,750          408,307
       Receivable for capital shares sold .........................              --              --              --          126,960
       Receivable for variation margin ............................              --              --              --           22,003
       Receivable for paydowns ....................................              --              --              --               --
       Receivable for securities lending ..........................           9,094             969           2,501               --
       Receivable for swaps--net ..................................         199,047         124,440              --               --
       Receivable for options written .............................              --              --              --           20,738
       Swaptions receivable .......................................       1,409,869              --              --               --
       Swap premiums paid .........................................           7,333           3,310              --               --
       Prepaid expenses and other assets ..........................           6,441             958           2,049            3,073
                                                                      -------------    ------------   -------------    -------------
         Total assets .............................................     923,389,081     156,274,138     285,005,969      243,955,556
                                                                      -------------    ------------   -------------    -------------
       Liabilities:
       Collateral on securities loaned, at value ..................      19,331,375       6,743,875      17,166,100               --
       Unrealized depreciation on swaps ...........................          34,355           8,571              --            1,298
       Options written, at value++ ................................         534,626         236,968              --          826,299
       Payable for securities purchased ...........................      46,971,603      17,414,202         152,224        1,358,693
       Payable to custodian bank ..................................              --              --              --               --
       Payable for capital shares redeemed ........................         208,978          13,619          89,670           26,358
       Payable for variation margin ...............................          55,828          21,000              --               --
       Payable for swaps ..........................................              --              --              --              209
       Payable for swaptions ......................................              --             210              --               --
       Payable to investment adviser ..............................         215,905          32,693          67,730           58,038
       Swap premiums received .....................................           5,108           1,395              --               --
       Payable for other affiliates ...............................          10,214           2,225           3,741            3,345
       Deferred foreign capital gain tax ..........................              --              --              --            7,917
       Accrued expenses and other liabilities .....................          51,893          10,367           6,497           38,103
                                                                      -------------    ------------   -------------    -------------
         Total liabilities ........................................      67,419,885      24,485,125      17,485,962        2,320,260
                                                                      -------------    ------------   -------------    -------------
       Net Assets .................................................   $ 855,969,196    $131,789,013   $ 267,520,007    $ 241,635,296
                                                                      =============    ============   =============    =============
       Net Assets Consist of:
       Undistributed investment income--net .......................   $   8,833,428    $    402,598   $   1,333,472    $   1,621,697
       Undistributed (accumulated) realized capital
         gains (losses)--net ......................................    (115,673,459)        633,462    (150,687,069)      (5,327,143
       Unrealized appreciation (depreciation)--net ................      47,386,192       1,819,571      26,307,495       30,892,457
                                                                      -------------    ------------   -------------    -------------
       Total accumulated earnings (losses)--net ...................     (59,453,839)      2,855,631    (123,046,102)      27,187,011
       Common Stock, $.10 par value+ ..............................       6,151,415       1,116,540       1,267,340        1,560,940
       Paid-in capital in excess of par ...........................     909,271,620     127,816,842     389,298,769      212,887,345
                                                                      -------------    ------------   -------------    -------------
       Net Assets .................................................   $ 855,969,196    $131,789,013   $ 267,520,007    $ 241,635,296
                                                                      =============    ============   =============    =============
       Capital shares outstanding .................................      61,514,147      11,165,404      12,673,402       15,609,404
                                                                      =============    ============   =============    =============
       Net asset value, offering and redemption price per share ...   $       13.91    $      11.80   $       21.11    $       15.48
                                                                      =============    ============   =============    =============
      *Identified cost for unaffiliated securities ................   $ 746,297,105    $144,320,835   $ 235,816,804    $ 154,782,720
                                                                      =============    ============   =============    =============
      +Authorized shares ..........................................     300,000,000     100,000,000     100,000,000      100,000,000
                                                                      =============    ============   =============    =============
     ++Premiums received ..........................................   $     577,771    $    256,397              --    $     817,102
                                                                      =============    ============   =============    =============
    +++Securities loaned ..........................................   $  18,774,170    $  6,565,040   $  16,722,177               --
                                                                      =============    ============   =============    =============
   ++++Cost .......................................................              --              --              --    $   5,778,282
                                                                      =============    ============   =============    =============
  +++++Premiums paid ..............................................   $      87,651    $     39,795              --               --
                                                                      =============    ============   =============    =============
 ++++++Interest from affiliates ...................................   $     261,289              --   $      12,432    $     118,242
                                                                      =============    ============   =============    =============
+++++++Identified cost for affiliated securities ..................   $ 113,621,765    $  6,743,875   $  22,275,422    $  49,070,865
                                                                      =============    ============   =============    =============

                                                                                     Mercury          Mercury
                                                                      Mercury      Intermediate       Large Cap          Mercury
                                                                       High         Government          Core              Money
                                                                       Yield           Bond           Strategy           Reserve
                                                                     Portfolio       Portfolio        Portfolio         Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
       Assets:
       Investments in unaffiliated securities, at value*+++ ...  $  65,782,094    $ 189,414,169    $ 277,131,660    $   336,810,445
       Investments in affiliated securities, at value+++++++ ..      5,014,535        2,067,500        8,714,309                 --
       Options purchased, at value+++++ .......................             --               --               --                 --
       Unrealized appreciation on swaps .......................             --           29,295               --                 --
       Unrealized appreciation on forward foreign
         exchange contracts ...................................             --               --               --                 --
       Cash ...................................................             --               --            5,940             20,051
       Foreign cash++++ .......................................             --               --               --                 --
       Receivable for securities sold .........................        254,157        3,907,125               --                 --
       Interest receivable++++++ ..............................      1,175,681          717,532            1,027            574,670
       Dividends receivable ...................................          4,688               --          235,257                 --
       Receivable for capital shares sold .....................            292            4,229           16,211            113,828
       Receivable for variation margin ........................             --               --               --                 --
       Receivable for paydowns ................................             --              330               --                 --
       Receivable for securities lending ......................             --              891            1,853                 --
       Receivable for swaps--net ..............................             --           83,456               --                 --
       Receivable for options written .........................             --               --               --                 --
       Swaptions receivable ...................................             --               --               --                 --
       Swap premiums paid .....................................             --               --               --                 --
       Prepaid expenses and other assets ......................         26,856            1,319            1,741              2,743
                                                                 -------------    -------------    -------------    ---------------
         Total assets .........................................     72,258,303      196,225,846      286,107,998        337,521,737
                                                                 -------------    -------------    -------------    ---------------
       Liabilities:
       Collateral on securities loaned, at value ..............             --        2,067,500        8,467,100                 --
       Unrealized depreciation on swaps .......................             --          976,214               --                 --
       Options written, at value++ ............................             --           16,800               --                 --
       Payable for securities purchased .......................        748,425       19,658,691               --                 --
       Payable to custodian bank ..............................         43,956          654,198               --                 --
       Payable for capital shares redeemed ....................         10,270            2,199          140,085            385,019
       Payable for variation margin ...........................             --               --               --                 --
       Payable for swaps ......................................             --               --               --                 --
       Payable for swaptions ..................................             --               --               --                 --
       Payable to investment adviser ..........................         17,033           42,990           69,125             78,583
       Swap premiums received .................................             --               --               --                 --
       Payable for other affiliates ...........................          1,656            2,761            3,904              4,028
       Deferred foreign capital gain tax ......................             --               --               --                 --
       Accrued expenses and other liabilities .................         13,959           25,649            9,682              7,637
                                                                 -------------    -------------    -------------    ---------------
         Total liabilities ....................................        835,299       23,447,002        8,689,896            475,267
                                                                 -------------    -------------    -------------    ---------------
       Net Assets .............................................  $  71,423,004    $ 172,778,844    $ 277,418,102    $   337,046,470
                                                                 =============    =============    =============    ===============
       Net Assets Consist of:
       Undistributed investment income--net ...................  $     417,446    $     344,000    $     980,170    $            83
       Undistributed (accumulated) realized capital
         gains (losses)--net ..................................    (39,135,665)        (101,703)     (17,052,665)               (83)
       Unrealized appreciation (depreciation)--net ............       (297,043)       2,709,647       38,325,639           (117,447)
                                                                 -------------    -------------    -------------    ---------------
       Total accumulated earnings (losses)--net ...............    (39,015,262)       2,951,944       22,253,144           (117,447)
       Common Stock, $.10 par value+ ..........................      1,229,880        1,505,234        1,253,924         33,716,392
       Paid-in capital in excess of par .......................    109,208,386      168,321,666      253,911,034        303,447,525
                                                                 -------------    -------------    -------------    ---------------
       Net Assets .............................................  $  71,423,004    $ 172,778,844    $ 277,418,102    $   337,046,470
                                                                 =============    =============    =============    ===============
       Capital shares outstanding .............................     12,298,798       15,052,340       12,539,244        337,163,917
                                                                 =============    =============    =============    ===============
       Net asset value, offering and redemption price per share  $        5.81    $       11.48    $       22.12    $          1.00
                                                                 =============    =============    =============    ===============
      *Identified cost for unaffiliated securities ............  $  66,079,137    $ 185,757,603    $ 238,806,021    $   336,927,892
                                                                 =============    =============    =============    ===============
      +Authorized shares ......................................    100,000,000      100,000,000      100,000,000      2,000,000,000
                                                                 =============    =============    =============    ===============
     ++Premiums received ......................................             --    $      16,800               --                 --
                                                                 =============    =============    =============    ===============
    +++Securities loaned ......................................             --    $   1,994,020    $   8,226,528                 --
                                                                 =============    =============    =============    ===============
   ++++Cost ...................................................             --               --               --                 --
                                                                 =============    =============    =============    ===============
  +++++Premiums paid ..........................................             --               --               --                 --
                                                                 =============    =============    =============    ===============
 ++++++Interest from affiliates ...............................  $       7,495               --    $       1,027                 --
                                                                 =============    =============    =============    ===============
+++++++Identified cost for affiliated securities ..............  $   5,014,535    $   2,067,500    $   8,714,309                 --
                                                                 =============    =============    =============    ===============

See Notes to Financial Statements.


                                     84 & 85

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Operations for the Six Months Ended June 30, 2005
================================================================================

                                                                          Mercury       Mercury          Mercury        Mercury
                                                                         Balanced         Core         Fundamental       Global
                                                                          Capital         Bond           Growth        Allocation
                                                                         Strategy       Strategy        Strategy        Strategy
                                                                         Portfolio      Portfolio       Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
  Investment Income:
  Interest**+ ......................................................   $  5,818,802    $ 2,568,652    $     90,890    $ 1,829,399
  Dividends* .......................................................      4,892,502         22,933       1,805,629      1,685,020
  Securities lending--net ..........................................         14,307            969           6,743            414
  Other income .....................................................             --             --              --             --
                                                                       ------------    -----------    ------------    -----------
    Total income ...................................................     10,725,611      2,592,554       1,903,262      3,514,833
                                                                       ------------    -----------    ------------    -----------
  Expenses:
  Investment advisory fees .........................................      1,473,529        221,179         457,529        398,948
  Accounting services ..............................................        170,837         27,150          53,709         43,733
  Professional fees ................................................         28,393         15,052          17,729         20,495
  Custodian fees ...................................................         30,575         13,533          13,099         82,410
  Printing and shareholder reports .................................         26,826          4,239           8,382          6,971
  Directors' fees and expenses .....................................         24,056          3,838           7,905          6,278
  Pricing services .................................................         16,485         14,821           1,650         10,647
  Transfer agent fees ..............................................          2,405          2,415           2,452          2,274
  Other ............................................................         15,516          8,147           7,450          6,999
                                                                       ------------    -----------    ------------    -----------
  Total expenses before waiver .....................................      1,788,622        310,374         569,905        578,755
  Waiver of expenses ...............................................             --             --              --         (4,220)
                                                                       ------------    -----------    ------------    -----------
  Total expenses after waiver ......................................      1,788,622        310,374         569,905        574,535
                                                                       ------------    -----------    ------------    -----------
  Investment income--net ...........................................      8,936,989      2,282,180       1,333,357      2,940,298
                                                                       ------------    -----------    ------------    -----------
  Realized & Unrealized Gain (Loss)--net
  Realized gain (loss) on:
    Investments--net ...............................................     12,015,614         95,789       8,902,201      7,269,449
    Foreign currency transactions--net .............................         85,928         39,796         (34,980)       402,781
    Futures and swaps--net .........................................        619,302        290,725              --        415,994
    Options written--net ...........................................        625,252        284,361              --        117,044
                                                                       ------------    -----------    ------------    -----------
  Total realized gain (loss)--net ..................................     13,346,096        710,671       8,867,221      8,205,268
  Change in unrealized appreciation/depreciation on:
    Investments--net ...............................................    (23,823,043)        89,680     (11,640,974)    (7,452,911)++
    Foreign currency transactions--net .............................          8,402          8,871           1,037     (1,165,291)
    Futures and swaps--net .........................................       (345,321)      (108,885)             --        (25,440)
    Options written--net ...........................................        (54,921)       (25,706)             --        440,184
                                                                       ------------    -----------    ------------    -----------
  Total change in unrealized appreciation/depreciation--net ........    (24,214,883)       (36,040)    (11,639,937)    (8,203,458)
                                                                       ------------    -----------    ------------    -----------
  Total realized and unrealized gain (loss)--net ...................    (10,868,787)       674,631      (2,772,716)         1,810
                                                                       ------------    -----------    ------------    -----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations ................................................   $ (1,931,798)   $ 2,956,811    $ (1,439,359)   $ 2,942,108
                                                                       ============    ===========    ============    ===========
 *Net of foreign withholding tax ...................................   $     85,577             --    $     23,287    $   110,832
                                                                       ============    ===========    ============    ===========
**Interest from affiliates .........................................   $  1,420,264             --    $     90,890    $   646,057
                                                                       ============    ===========    ============    ===========
 +Net of foreign withholding tax ...................................             --             --              --    $       153
                                                                       ============    ===========    ============    ===========
++Net of $16,335 foreign capital gain credit .......................

                                                                                           Mercury        Mercury
                                                                             Mercury     Intermediate     Large Cap       Mercury
                                                                              High        Government        Core           Money
                                                                              Yield          Bond         Strategy        Reserve
                                                                            Portfolio      Portfolio      Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
  Investment Income:
  Interest**+ ........................................................    $ 3,145,384    $ 3,498,755    $      2,007    $ 4,625,033
  Dividends* .........................................................          9,375             --       1,537,949             --
  Securities lending--net ............................................             --            970           7,750             --
  Other income .......................................................         27,184             --              --             --
                                                                          -----------    -----------    ------------    -----------
    Total income .....................................................      3,181,943      3,499,725       1,547,706      4,625,033
                                                                          -----------    -----------    ------------    -----------
  Expenses:
  Investment advisory fees ...........................................        128,045        287,704         450,734        567,628
  Accounting services ................................................         17,117         35,101          52,227         64,808
  Professional fees ..................................................         15,314         17,000          16,639         17,770
  Custodian fees .....................................................          6,792         11,941          21,912         10,052
  Printing and shareholder reports ...................................          2,390          5,094           7,823          9,535
  Directors' fees and expenses .......................................          2,583          5,014           7,346          9,357
  Pricing services ...................................................         11,085          4,327             450            840
  Transfer agent fees ................................................          2,498          2,450           2,368          2,380
  Other ..............................................................          5,019          7,199           8,037          6,583
                                                                          -----------    -----------    ------------    -----------
  Total expenses before waiver .......................................        190,843        375,830         567,536        688,953
  Waiver of expenses .................................................         (2,887)            --              --             --
                                                                          -----------    -----------    ------------    -----------
  Total expenses after waiver ........................................        187,956        375,830         567,536        688,953
                                                                          -----------    -----------    ------------    -----------
  Investment income--net .............................................      2,993,987      3,123,895         980,170      3,936,080
                                                                          -----------    -----------    ------------    -----------
  Realized & Unrealized Gain (Loss)--net
  Realized gain (loss) on:
    Investments--net .................................................     (1,820,797)      (286,141)     13,512,061             (1)
    Foreign currency transactions--net ...............................             --             --              --             --
    Futures and swaps--net ...........................................          7,757        191,793              --             --
    Options written--net .............................................             --             --              --             --
                                                                          -----------    -----------    ------------    -----------
  Total realized gain (loss)--net ....................................     (1,813,040)       (94,348)     13,512,061             (1)
  Change in unrealized appreciation/depreciation on:
    Investments--net .................................................     (1,767,385)     2,339,685      (3,584,189)        66,123
    Foreign currency transactions--net ...............................             --             --              --             --
    Futures and swaps--net ...........................................        (13,426)      (139,064)             --             --
    Options written--net .............................................             --             --              --             --
                                                                          -----------    -----------    ------------    -----------
  Total change in unrealized appreciation/depreciation--net ..........     (1,780,811)     2,200,621      (3,584,189)        66,123
                                                                          -----------    -----------    ------------    -----------
  Total realized and unrealized gain (loss)--net .....................     (3,593,851)     2,106,273       9,927,872         66,122
                                                                          -----------    -----------    ------------    -----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations ..................................................    $  (599,864)   $ 5,230,168    $ 10,908,042    $ 4,002,202
                                                                          ===========    ===========    ============    ===========
 *Net of foreign withholding tax .....................................             --             --              --             --
                                                                          ===========    ===========    ============    ===========
**Interest from affiliates ...........................................    $    28,708             --    $      2,007             --
                                                                          ===========    ===========    ============    ===========
 +Net of foreign withholding tax .....................................             --             --              --             --
                                                                          ===========    ===========    ============    ===========
++Net of $16,335 foreign capital gain credit

      See Notes to Financial Statements.


                                     86 & 87

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Changes in Net Assets
================================================================================

                                                                      Mercury Balanced Capital             Mercury Core Bond
                                                                         Strategy Portfolio                Strategy Portfolio
                                                                   ------------------------------      -----------------------------
                                                                     For the Six       For the         For the Six       For the
                                                                    Months Ended      Year Ended       Months Ended     Year Ended
                                                                      June 30,       December 31,        June 30,       December 31,
  Increase (Decrease) in Net Assets:                                    2005            2004               2005            2004
------------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net .......................................   $   8,936,989    $  18,406,305    $   2,282,180    $   4,293,116
  Realized gain--net ...........................................      13,346,096       34,405,570          710,671        2,306,774
  Change in unrealized appreciation/depreciation--net ..........     (24,214,883)      22,269,230          (36,040)        (677,153)
                                                                   -------------    -------------    -------------    -------------
  Net increase (decrease) in net assets resulting from
    operations .................................................      (1,931,798)      75,081,105        2,956,811        5,922,737
                                                                   -------------    -------------    -------------    -------------

  Dividends & Distributions to Shareholders:
  Investment income--net .......................................        (379,694)     (20,160,020)      (3,424,998)      (4,829,329)
  Realized gain--net ...........................................              --               --          (71,071)      (1,269,173)
                                                                   -------------    -------------    -------------    -------------
  Net decrease in net assets resulting from dividends and
    distributions to shareholders ..............................        (379,694)     (20,160,020)      (3,496,069)      (6,098,502)
                                                                   -------------    -------------    -------------    -------------

  Capital Share Transactions:
  Net decrease in net assets derived from capital share
    transactions ...............................................     (55,649,099)    (103,510,610)      (2,908,676)      (1,285,777)
                                                                   -------------    -------------    -------------    -------------

  Net Assets:
  Total decrease in net assets .................................     (57,960,591)     (48,589,525)      (3,447,934)      (1,461,542)
  Beginning of period ..........................................     913,929,787      962,519,312      135,236,947      136,698,489
                                                                   -------------    -------------    -------------    -------------
  End of period* ...............................................   $ 855,969,196    $ 913,929,787    $ 131,789,013    $ 135,236,947
                                                                   =============    =============    =============    =============
* Undistributed investment income--net .........................   $   8,833,428    $     276,133    $     402,598    $   1,545,416
                                                                   =============    =============    =============    =============

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Changes in Net Assets (Continued)
================================================================================

                                                                     Mercury Fundamental               Mercury Global Allocation
                                                                  Growth Strategy Portfolio                Strategy Portfolio
                                                                --------------------------------------------------------------------
                                                                  For the Six        For the          For the Six        For the
                                                                 Months Ended       Year Ended       Months Ended       Year Ended
                                                                   June 30,        December 31,         June 30,       December 31,
Increase (Decrease) in Net Assets:                                   2005             2004               2005              2004
------------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net ...................................    $   1,333,357     $   3,084,402     $   2,940,298     $   4,787,698
  Realized gain--net .......................................        8,867,221        25,153,177         8,205,268        15,201,067
  Change in unrealized appreciation/depreciation--net ......      (11,639,937)       (7,802,169)       (8,203,458)       10,510,055
                                                                -------------     -------------     -------------     -------------
  Net increase (decrease) in net assets resulting from
    operations .............................................       (1,439,359)       20,435,410         2,942,108        30,498,820
                                                                -------------     -------------     -------------     -------------

  Dividends to Shareholders:
  Investment income--net ...................................               --        (3,065,397)       (1,831,297)       (7,100,012)
                                                                -------------     -------------     -------------     -------------

  Capital Share Transactions:
  Net increase (decrease) in net assets derived from
    capital share transactions .............................      (21,061,700)      (35,593,992)        1,701,791         8,485,361
                                                                -------------     -------------     -------------     -------------

  Net Assets:
  Total increase (decrease) in net assets ..................      (22,501,059)      (18,223,979)        2,812,602        31,884,169
  Beginning of period ......................................      290,021,066       308,245,045       238,822,694       206,938,525
                                                                -------------     -------------     -------------     -------------
  End of period* ...........................................    $ 267,520,007     $ 290,021,066     $ 241,635,296     $ 238,822,694
                                                                =============     =============     =============     =============
* Undistributed investment income--net .....................    $   1,333,472     $         115     $   1,621,697     $     512,696
                                                                =============     =============     =============     =============

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Changes in Net Assets (Continued)
================================================================================

                                                                              Mercury                      Mercury Intermediate
                                                                        High Yield Portfolio            Government Bond Portfolio
                                                                    ----------------------------------------------------------------
                                                                     For the Six       For the         For the Six        For the
                                                                    Months Ended      Year Ended      Months Ended       Year Ended
                                                                      June 30,       December 31,       June 30,        December 31,
Increase (Decrease) in Net Assets:                                      2005             2004             2005              2004
------------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net ........................................   $  2,993,987    $   6,827,722    $   3,123,895    $   5,499,224
  Realized gain (loss)--net .....................................     (1,813,040)       3,206,904          (94,348)       2,267,069
  Change in unrealized appreciation/depreciation--net ...........     (1,780,811)        (205,653)       2,200,621         (182,631)
                                                                    ------------    -------------    -------------    -------------
  Net increase (decrease) in net assets resulting from
    operations ..................................................       (599,864)       9,828,973        5,230,168        7,583,662
                                                                    ------------    -------------    -------------    -------------

  Dividends & Distributions to Shareholders:
  Investment income--net ........................................     (3,098,565)      (7,167,688)      (4,281,352)      (5,498,636)
  Realized gain--net ............................................             --               --               --       (1,215,302)
                                                                    ------------    -------------    -------------    -------------
  Net decrease in net assets resulting from dividends and
    distributions to shareholders ...............................     (3,098,565)      (7,167,688)      (4,281,352)      (6,713,938)
                                                                    ------------    -------------    -------------    -------------

  Capital Share Transactions:
  Net decrease in net assets derived from capital share
    transactions ................................................     (9,481,827)     (23,264,025)      (3,315,947)     (29,218,873)
                                                                    ------------    -------------    -------------    -------------

  Net Assets:
  Total decrease in net assets ..................................    (13,180,256)     (20,602,740)      (2,367,131)     (28,349,149)
  Beginning of period ...........................................     84,603,260      105,206,000      175,145,975      203,495,124
                                                                    ------------    -------------    -------------    -------------
  End of period* ................................................   $ 71,423,004    $  84,603,260    $ 172,778,844    $ 175,145,975
                                                                    ============    =============    =============    =============
* Undistributed investment income--net ..........................   $    417,446    $     522,024    $     344,000    $   1,501,457
                                                                    ============    =============    =============    =============

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Changes in Net Assets (Concluded)
================================================================================

                                                                            Mercury Large Cap                Mercury Money
                                                                          Core Strategy Portfolio          Reserve Portfolio
                                                                   -----------------------------------------------------------------
                                                                    For the Six        For the         For the Six       For the
                                                                    Months Ended      Year Ended      Months Ended      Year Ended
                                                                      June 30,       December 31,       June 30,       December 31,
Increase (Decrease) in Net Assets:                                      2005             2004             2005             2004
------------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net .......................................   $     980,170    $   2,539,821    $   3,936,080    $   4,037,851
  Realized gain (loss)--net ....................................      13,512,061       37,487,489               (1)             (82)
  Change in unrealized appreciation/depreciation--net ..........      (3,584,189)         627,255           66,123         (292,050)
                                                                   -------------    -------------    -------------    -------------
  Net increase in net assets resulting from operations .........      10,908,042       40,654,565        4,002,202        3,745,719
                                                                   -------------    -------------    -------------    -------------

  Dividends to Shareholders:
  Investment income--net .......................................              --       (2,553,516)      (3,936,079)      (4,037,769)
                                                                   -------------    -------------    -------------    -------------

  Capital Share Transactions:
  Net decrease in net assets derived from capital share
    transactions ...............................................      (7,038,733)     (21,477,211)      (7,988,133)     (56,477,800)
                                                                   -------------    -------------    -------------    -------------

  Net Assets:
  Total increase (decrease) in net assets ......................       3,869,309       16,623,838       (7,922,010)     (56,769,850)
  Beginning of period ..........................................     273,548,793      256,924,955      344,968,480      401,738,330
                                                                   -------------    -------------    -------------    -------------
  End of period* ...............................................   $ 277,418,102    $ 273,548,793    $ 337,046,470    $ 344,968,480
                                                                   =============    =============    =============    =============
* Undistributed investment income--net .........................   $     980,170               --    $          83    $          82
                                                                   =============    =============    =============    =============

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights
================================================================================

                                                                    Mercury Balanced Capital Strategy Portfolio
                                               -----------------------------------------------------------------------------------
                                                For the
                                               Six Months
The following per share data and ratios          Ended                           For the Year Ended December 31,
have been derived from information provided     June 30,          ----------------------------------------------------------------
in the financial statements.                      2005              2004           2003             2002              2001
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ........   $  13.95          $  13.13        $  11.07        $  13.14        $    14.44
                                                --------          --------        --------        --------        ----------

Investment income--net** ....................        .14               .27             .27             .35               .35
Realized and unrealized gain (loss)--net ....       (.17)              .86            2.09           (2.05)            (1.33)
                                                --------          --------        --------        --------        ----------
Total from investment operations ............       (.03)             1.13            2.36           (1.70)             (.98)
                                                --------          --------        --------        --------        ----------

Less Dividends:
Investment income--net ......................       (.01)             (.31)           (.30)           (.37)             (.32)
                                                --------          --------        --------        --------        ----------
Net asset value, end of period ..............     $13.91            $13.95          $13.13          $11.07            $13.14
                                                ========          ========        ========        ========        ==========

Total Investment Return:+
Based on net asset value per share ..........      (0.24%)++          8.64%          21.29%         (12.89%)           (6.76%)
                                                ========          ========        ========        ========        ==========

Ratios to Average Net Assets:
Expenses ....................................        .41%*             .40%            .40%            .40%              .40%
                                                ========          ========        ========        ========        ==========
Investment income--net ......................       2.04%*            2.00%           2.24%           2.81%             2.57%
                                                ========          ========        ========        ========        ==========

Supplemental Data:
Net assets, end of period
  (in thousands) ............................   $855,969          $913,930        $962,519        $880,758        $1,146,795
                                                ========          ========        ========        ========        ==========
Portfolio turnover ..........................      40.19%            86.01%         104.78%          35.46%           154.91%
                                                ========          ========        ========        ========        ==========

    *  Annualized.
   ** Based on average shares outstanding.
    + Total investment returns exclude insurance-related fees and expenses. ++ Aggregate total investment return.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                    Mercury Core Bond Strategy Portfolio
                                                     --------------------------------------------------------------
                                                      For the
                                                     Six Months
The following per share data and ratios have            Ended              For the Year Ended December 31,
been derived from information provided in the         June 30,      -----------------------------------------------
financial statements.                                   2005          2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .............   $  11.85       $  11.86     $  11.89     $  11.35     $  11.13
                                                     --------       --------     --------     --------     --------
Investment income--net** .........................        .20            .37          .43          .55          .62
Realized and unrealized gain--net ................        .06            .16          .14          .54          .23
                                                     --------       --------     --------     --------     --------
Total from investment operations .................        .26            .53          .57         1.09          .85
                                                     --------       --------     --------     --------     --------

Less Dividends & Distributions:
Investment income--net ...........................       (.30)          (.52)        (.45)        (.55)        (.63)
Realized gain--net ...............................       (.01)          (.02)        (.15)          --           --
                                                     --------       --------     --------     --------     --------
Total dividends and distributions ................       (.31)          (.54)        (.60)        (.55)        (.63)
                                                     --------       --------     --------     --------     --------
Net asset value, end of period ...................     $11.80         $11.85       $11.86       $11.89       $11.35
                                                     ========       ========     ========     ========     ========

Total Investment Return:+
Based on net asset value per share ...............       2.23%++        4.48%        4.95%        9.95%        7.83%
                                                     ========       ========     ========     ========     ========

Ratios to Average Net Assets:
Expenses .........................................        .47%*          .46%         .46%         .43%         .44%
                                                     ========       ========     ========     ========     ========
Investment income--net ...........................       3.47%*         3.12%        3.62%        4.73%        5.42%
                                                     ========       ========     ========     ========     ========

Supplemental Data:
Net assets, end of period (in thousands) .........   $131,789       $135,237     $136,698     $145,500     $130,102
                                                     ========       ========     ========     ========     ========
Portfolio turnover ...............................     106.33%        220.17%      272.48%      269.83%      283.16%
                                                     ========       ========     ========     ========     ========

    *  Annualized
   ** Based on average shares outstanding.
    + Total investment returns exclude insurance-related fees and expenses. ++ Aggregate total investment return.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                               Mercury Fundamental Growth Strategy Portfolio
                                                     --------------------------------------------------------------
                                                      For the
                                                     Six Months
The following per share data and ratios                 Ended                For the Year Ended December 31,
have been derivedfrom information provided            June 30,      -----------------------------------------------
in the financial statements.                            2005           2004        2003         2002         2001
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ............    $  21.19       $  19.92     $  15.53     $  21.82     $  27.03
                                                     --------       --------     --------     --------     --------
Investment income--net** ........................         .10            .21          .08          .07          .12
Realized and unrealized gain (loss)--net ........        (.18)          1.29         4.39        (6.28)       (5.20)
                                                     --------       --------     --------     --------     --------
Total from investment operations ................        (.08)          1.50         4.47        (6.21)       (5.08)
                                                     --------       --------     --------     --------     --------

Less Dividends:
Investment income--net ..........................          --           (.23)        (.08)        (.08)        (.13)
                                                     --------       --------     --------     --------     --------
Net asset value, end of period ..................      $21.11         $21.19       $19.92       $15.53       $21.82
                                                     ========       ========     ========     ========     ========

Total Investment Return:+
Based on net asset value per share ..............       (0.38%)++       7.51%       28.78%      (28.47%)     (18.81%)
                                                     ========       ========     ========     ========     ========

Ratios to Average Net Assets:
Expenses ........................................         .42%*          .40%         .41%         .41%         .40%
                                                     ========       ========     ========     ========     ========
Investment income--net ..........................         .98%*         1.06%         .45%         .38%         .52%
                                                     ========       ========     ========     ========     ========

Supplemental Data:
Net assets, end of period (in thousands) ........    $267,520       $290,021     $308,245     $263,056     $417,358
                                                     ========       ========     ========     ========     ========
Portfolio turnover ..............................       48.51%         70.73%      103.59%       98.84%      116.05%
                                                     ========       ========     ========     ========     ========

    * Annualized.
   ** Based on average shares outstanding.
    + Total investment returns exclude insurance-related fees and expenses. ++ Aggregate total investment return.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                               Mercury Global Allocation Strategy Portfolio
                                                     --------------------------------------------------------------
                                                      For the
                                                     Six Months
The following per share data and ratios have           Ended               For the Year Ended December 31,
been derived from information provided in the         June 30,      -----------------------------------------------
financial statements.                                   2005          2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .............   $  15.41       $  13.85     $  10.55     $  11.97     $  13.33
                                                     --------       --------     --------     --------     --------
Investment income--net** .........................        .19            .32          .29          .34          .34
Realized and unrealized gain (loss)--net .........         --           1.71         3.42        (1.30)       (1.46)
                                                     --------       --------     --------     --------     --------
Total from investment operations .................        .19           2.03         3.71         (.96)       (1.12)
                                                     --------       --------     --------     --------     --------
Less Dividends:
Investment income--net ...........................       (.12)          (.47)        (.41)        (.46)        (.24)
                                                     --------       --------     --------     --------     --------
Net asset value, end of period ...................   $  15.48       $  15.41     $  13.85     $  10.55     $  11.97
                                                     ========       ========     ========     ========     ========
Total Investment Return:+
Based on net asset value per share ...............       1.21%++       14.69%       35.24%       (8.01%)      (8.43%)
                                                     ========       ========     ========     ========     ========

Ratios to Average Net Assets:
Expenses, net of waiver and excluding
  reorganization expenses ........................        .48%*          .46%         .47%         .48%         .45%
                                                     ========       ========     ========     ========     ========
Expenses, net of reimbursement ...................        .48%*          .46%         .47%         .48%         .45%
                                                     ========       ========     ========     ========     ========
Expenses .........................................        .49%*          .46%         .47%         .48%         .45%
                                                     ========       ========     ========     ========     ========
Investment income--net ...........................       2.48%*         2.18%        2.44%        2.99%        2.75%
                                                     ========       ========     ========     ========     ========

Supplemental Data:
Net assets, end of period (in thousands) .........   $241,635       $238,823     $206,939     $137,877     $166,575
                                                     ========       ========     ========     ========     ========
Portfolio turnover ...............................      17.99%         43.60%       47.25%       53.57%      110.57%
                                                     ========       ========     ========     ========     ========

    * Annualized.
   ** Based on average shares outstanding.
    + Total investment returns exclude insurance-related fees and expenses. ++ Aggregate total investment return.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                     Mercury High Yield Portfolio
                                                  -----------------------------------------------------------------
                                                   For the
                                                  Six Months
The following per share data and ratios have         Ended                For the Year Ended December 31,
been derived from information provided in the       June 30,      -------------------------------------------------
financial statements.                                2005           2004         2003            2002         2001
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ..........    $  6.09        $  5.88      $   5.12        $  5.85      $  6.40
                                                   -------        -------      --------        -------      -------
Investment income--net** ......................        .23            .45           .43            .50          .68
Realized and unrealized gain (loss)--net ......       (.27)           .22           .76           (.71)        (.56)
                                                   -------        -------      --------        -------      -------
Total from investment operations ..............       (.04)           .67          1.19           (.21)         .12
                                                   -------        -------      --------        -------      -------

Less Dividends:
Investment income--net ........................       (.24)          (.46)         (.43)          (.52)        (.67)
                                                   -------        -------      --------        -------      -------
Net asset value, end of period ................      $5.81          $6.09         $5.88        $  5.12      $  5.85
                                                   =======        =======      ========        =======      =======

Total Investment Return:+
Based on net asset value per share ............      (0.69%)++      12.11%        24.40%++       (3.47%)       1.70%
                                                   =======        =======      ========        =======      =======

Ratios to Average Net Assets:
Expenses, net of waiver .......................        .49%*          .48%          .44%           .47%         .46%
                                                   =======        =======      ========        =======      =======
Expenses ......................................        .50%*          .48%          .44%           .47%         .46%
                                                   =======        =======      ========        =======      =======
Investment income--net ........................       7.87%*         7.57%         7.68%          9.33%       10.71%
                                                   =======        =======      ========        =======      =======

Supplemental Data:
Net assets, end of period (in thousands) ......    $71,423        $84,603      $105,206        $86,188      $76,806
                                                   =======        =======      ========        =======      =======
Portfolio turnover ............................      16.95%         71.96%       148.84%         90.83%       77.79%
                                                   =======        =======      ========        =======      =======

    * Annualized.
   ** Based on average shares outstanding.
    + Total investment returns exclude insurance-related fees and expenses.
   ++ Merrill Lynch Life Insurance Company (an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc.) fully reimbursed the Portfolio for a loss on a security transaction related to a revised capital share transaction which had no impact on total return.
   ++ Aggregate total investment return.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                            Mercury Intermediate Government Bond Portfolio
                                                   ----------------------------------------------------------------
                                                     For the
                                                   Six Months
The following per share data and ratios have         Ended                  For the Year Ended December 31,
been derived from information provided in the       June 30,        -----------------------------------------------
financial statements.                                 2005             2004         2003        2002         2001
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .............   $  11.41       $  11.36     $  11.67     $  11.12     $  10.99
                                                     --------       --------     --------     --------     --------
Investment income--net** .........................        .21            .34          .39          .51          .60
Realized and unrealized gain (loss)--net .........        .14            .13         (.13)         .49          .14
                                                     --------       --------     --------     --------     --------
Total from investment operations .................        .35            .47          .26         1.00          .74
                                                     --------       --------     --------     --------     --------

Less Dividends & Distributions:
Investment income--net ...........................       (.28)          (.34)        (.39)        (.45)        (.61)
Realized gain--net ...............................         --           (.08)        (.18)          --           --
                                                     --------       --------     --------     --------     --------
Total dividends and distributions ................       (.28)          (.42)        (.57)        (.45)        (.61)
                                                     --------       --------     --------     --------     --------
Net asset value, end of period ...................   $  11.48       $  11.41     $  11.36     $  11.67     $  11.12
                                                     ========       ========     ========     ========     ========

Total Investment Return:+
Based on net asset value per share ...............       3.13%++        4.15%        2.26%        9.81%        6.94%
                                                     ========       ========     ========     ========     ========

Ratios to Average Net Assets:
Expenses, excluding interest expense .............        .44%*          .43%         .43%         .42%         .42%
                                                     ========       ========     ========     ========     ========
Expenses .........................................        .44%*          .46%         .43%         .42%         .42%
                                                     ========       ========     ========     ========     ========
Investment income--net ...........................       3.65%*         2.94%        3.36%        4.49%        5.42%
                                                     ========       ========     ========     ========     ========

Supplemental Data:
Net assets, end of period (in thousands) .........   $172,779       $175,146     $203,495     $239,808     $225,658
                                                     ========       ========     ========     ========     ========
Portfolio turnover ...............................      44.90%        167.74%      236.86%      219.81%      125.46%
                                                     ========       ========     ========     ========     ========

    * Annualized.
   ** Based on average shares outstanding.
    + Total investment returns exclude insurance-related fees and expenses. ++ Aggregate total investment return.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                               Mercury Large Cap Core Strategy Portfolio
                                                   ----------------------------------------------------------------
                                                    For the
                                                   Six Months
The following per share data and ratios have          Ended                 For the Year Ended December 31,
been derived from information provided in the       June 30,        -----------------------------------------------
financial statements.                                 2005            2004          2003         2002        2001
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ..............   $  21.25      $  18.31     $  13.88     $  17.25     $  19.34
                                                      --------      --------     --------     --------     --------
Investment income--net** ..........................        .08           .19          .08          .13          .17
Realized and unrealized gain (loss)--net ..........        .79          2.95         4.43        (3.36)       (2.10)
                                                      --------      --------     --------     --------     --------
Total from investment operations ..................        .87          3.14         4.51        (3.23)       (1.93)
                                                      --------      --------     --------     --------     --------

Less Dividends:
Investment income--net ............................         --          (.20)        (.08)        (.14)        (.16)
                                                      --------      --------     --------     --------     --------
Net asset value, end of period ....................   $  22.12      $  21.25     $  18.31     $  13.88     $  17.25
                                                      ========      ========     ========     ========     ========

Total Investment Return:+
Based on net asset value per share ................       4.09%++      17.15%       32.52%      (18.74%)      (9.97%)
                                                      ========      ========     ========     ========     ========

Ratios to Average Net Assets:
Expenses ..........................................        .42%*         .41%         .41%         .43%         .42%
                                                      ========      ========     ========     ========     ========
Investment income--net ............................        .73%*        1.00%         .53%         .80%         .96%
                                                      ========      ========     ========     ========     ========

Supplemental Data:
Net assets, end of period (in thousands) ..........   $277,418      $273,549     $256,925     $206,360     $287,294
                                                      ========      ========     ========     ========     ========
Portfolio turnover ................................      42.61%       126.98%      127.19%      124.16%      178.95%
                                                      ========      ========     ========     ========     ========

    * Annualized.
   ** Based on average shares outstanding.
    + Total investment returns exclude insurance-related fees and expenses. ++ Aggregate total investment return.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Concluded)
================================================================================

                                                                   Mercury Money Reserve Portfolio
                                                   ----------------------------------------------------------------
                                                     For the
                                                   Six Months
The following per share data and ratios have         Ended                  For the Year Ended December 31,
been derived from information provided in the       June 30,        -----------------------------------------------
financial statements.                                 2005            2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .............   $   1.00       $   1.00     $  1.00      $   1.00     $   1.00
                                                     --------       --------     --------     --------     --------
Investment income--net ...........................        .01            .01          .01          .02          .04
Realized and unrealized gain (loss)--net .........         --++           --+++        --++         --++         --++
                                                     --------       --------     --------     --------     --------
Total from investment operations .................        .01            .01          .01          .02          .04
                                                     --------       --------     --------     --------     --------

Less Dividends & Distributions:
Investment income--net ...........................       (.01)          (.01)        (.01)        (.02)        (.04)
Realized gain--net ...............................         --             --+++        --+++        --+++        --+++
                                                     --------       --------     --------     --------     --------
Total dividends and distributions ................       (.01)          (.01)        (.01)        (.02)        (.04)
                                                     --------       --------     --------     --------     --------
Net asset value, end of period ...................   $   1.00       $   1.00     $   1.00     $   1.00     $   1.00
                                                     ========       ========     ========     ========     ========

Total Investment Return:+
Based on net asset value per share ...............       1.15%++        1.10%        0.89%        1.68%        4.15%
                                                     ========       ========     ========     ========     ========

Ratios to Average Net Assets:
Expenses .........................................        .41%*          .40%         .40%         .39%         .38%
                                                     ========       ========     ========     ========     ========
Investment income and realized gain (loss)--net ..       2.33%*         1.07%        0.89%        1.67%        4.08%
                                                     ========       ========     ========     ========     ========

Supplemental Data:
Net assets, end of period (in thousands) .........   $337,046       $344,968     $401,738     $465,986     $509,986
                                                     ========       ========     ========     ========     ========

    * Annualized.
    + Total investment returns exclude insurance-related fees and expenses. ++ Amount is less than $.01 per share.
  +++ Amount is less than $(.01) per share.
   ++ Aggregate total investment return.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

FAM Series Fund, Inc. (formerly Merrill Lynch Series Fund, Inc.) (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, offering fourteen separate portfolios. This report relates to eight of the Fund's portfolios: (referred to as the "Portfolios" or individually as a "Portfolio"): Mercury Balanced Capital Strategy Portfolio (formerly Balanced Capital Strategy Portfolio), Mercury Core Bond Strategy Portfolio (formerly Core Bond Strategy Portfolio), Mercury Fundamental Growth Strategy Portfolio (formerly Fundamental Growth Strategy Portfolio), Mercury Global Allocation Strategy Portfolio (formerly Global Allocation Portfolio), Mercury High Yield Portfolio (formerly High Yield Portfolio), Mercury Intermediate Government Bond Portfolio (formerly Intermediate Government Bond Portfolio), Mercury Large Cap Core Strategy Portfolio (formerly Large Cap Core Strategy Portfolio) and Mercury Money Reserve Portfolio (formerly Money Reserve Portfolio). The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and Monarch Life Insurance Company ("Monarch") (an insurance company not affiliated with ML & Co.) for their separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--For the Mercury Money Reserve Portfolio, investments maturing more than 60 days after the valuation date are valued at market value. When such securities are valued with 60 days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within 60 days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Mercury Balanced Capital Strategy Portfolio, Mercury Core Bond Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio, Mercury High Yield Portfolio, Mercury Intermediate Government Bond Portfolio and Mercury Large Cap Core Strategy
Portfolio: Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options, or in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Repurchase agreements--Certain Portfolios may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolios may be delayed or limited.

(c) Reverse repurchase agreements--Certain Portfolios may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Portfolio's ability to receive interest will be delayed or limited. Furthermore, if the Portfolio does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Portfolio would be in default and the counterparty would be able to terminate the repurchase agreement.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Derivative financial instruments--Certain Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Foreign currency options and futures--Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

o Forward foreign exchange contracts--Certain Portfolios may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options--Certain Portfolios may write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--Certain Portfolios may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps--Certain Portfolios may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(h) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(i) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(j) Securities lending--Certain Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(k) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based on the respective aggregate net asset value of each Portfolio included in the Fund.

(l) Custodian bank--Mercury High Yield Portfolio and Mercury Intermediate Government Bond Portfolio recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

(m) Mortgage dollar rolls--Certain Portfolios may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLIM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the eight combined Portfolios' net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million, ..45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

MLIM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. For the six months ended June 30, 2005, MLIM

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

earned fees of $398,948 and waived $4,220 relating to the Mercury Global Allocation Strategy Portfolio and earned fees of $128,045 and waived $2,887 relating to the Mercury High Yield Portfolio.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

As of June 30, 2005, the following Portfolios lent securities to MLPF&S:

--------------------------------------------------------------------------------
                                                             Value of Loaned
Portfolios                                                Portfolio Securities
--------------------------------------------------------------------------------

Mercury Balanced Capital Strategy Portfolio ..............      $5,377,380
Mercury Core Bond Strategy Portfolio .....................      $2,435,040
--------------------------------------------------------------------------------

For the six months ended June 30, 2005, MLIM, LLC received securities lending agent fees from the following Portfolios:

--------------------------------------------------------------------------------
                                                          Securities Lending
Portfolios                                                    Agent Fees
--------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio ..............       $6,339
Mercury Core Bond Strategy Portfolio .....................       $  475
Mercury Fundamental Growth Strategy Portfolio ............       $2,944
Mercury Global Allocation Strategy Portfolio .............       $  178
Mercury Intermediate Government Bond Portfolio ...........       $  428
Mercury Large Cap Core Strategy Portfolio ................       $3,319
--------------------------------------------------------------------------------

MLPF&S earned commissions on the execution of portfolio security transactions for the six months ended June 30, 2005 as follows:

--------------------------------------------------------------------------------
Portfolios                                                    Commissions
--------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio ..............      $12,878
Mercury Fundamental Growth Strategy Portfolio ............      $29,441
Mercury Global Allocation Strategy Portfolio .............      $ 5,166
Mercury High Yield Strategy Portfolio ....................      $   188
--------------------------------------------------------------------------------

In addition, for the six months ended June 30, 2005, the Fund reimbursed MLIM for certain accounting services as follows:

--------------------------------------------------------------------------------
                                                           Reimbursement for
Portfolios                                                Accounting Services
--------------------------------------------------------------------------------

Mercury Balanced Capital Strategy Portfolio ..............       $9,474
Mercury Core Bond Strategy Portfolio .....................       $1,350
Mercury Fundamental Growth Strategy Portfolio ............       $3,005
Mercury Global Allocation Strategy Portfolio .............       $2,596
Mercury High Yield Portfolio .............................       $  807
Mercury Intermediate Government Bond Portfolio ...........       $1,824
Mercury Large Cap Core Strategy Portfolio ................       $3,586
--------------------------------------------------------------------------------

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, ML & Co., and/or MLIM, LLC.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

3. Investments:

Purchases and sales of investments (including paydowns), excluding short-term securities, for the six months ended June 30, 2005 were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Mercury       Mercury                  Mercury
                                 Mercury       Mercury      Fundamental     Global                 Intermediate     Mercury
                                Balanced      Core Bond       Growth      Allocation     Mercury    Government     Large Cap
                            Capital Strategy  Strategy       Strategy      Strategy     High Yield      Bond      Core Strategy
                                Portfolio     Portfolio      Portfolio     Portfolio    Portfolio    Portfolio     Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Total Purchases .........     $322,838,660   $123,865,587   $130,296,697  $39,005,523  $12,408,841  $77,676,771   $115,324,902
                              ------------   ------------   ------------  -----------  -----------  -----------   ------------
Total Sales .............     $349,445,656   $127,503,637   $146,778,935  $32,922,578  $24,101,996  $85,943,439   $121,649,097
                              ============   ============   ============  ===========  ===========  ===========   ============

Transactions in options written for the six months ended June 30, 2005 for Mercury Balanced Capital Strategy Portfolio, Mercury Core Bond Strategy Portfolio, Mercury Global Allocation Strategy Portfolio and Mercury Intermediate Government Bond Portfolio are as follows:

                                                                                            Mercury             Mercury
                                                                                       Balanced Capital        Core Bond
                                                                                      Strategy Portfolio   Strategy Portfolio
                                                                                      ------------------   ------------------
                                                                                     Number of  Premiums   Number of  Premiums
                                                                                     Contracts  Received   Contracts  Received
-----------------------------------------------------------------------------------------------------------------------------------
Outstanding put options written, beginning of period .........................            24    $810,429       11      $373,001
Options written ..............................................................           561     461,388      247       202,486
Options exercised ............................................................            --          --       --            --
Options expired ..............................................................           (70)    (17,238)     (31)       (7,634)
Options closed ...............................................................          (243)   (963,623)    (105)     (438,725)
                                                                                        ----    --------     ----      --------
Outstanding put options written, end of period ...............................           272    $290,956      122      $129,128
                                                                                        ====    ========     ====      ========

                                                                                                                     Mercury
                                                 Mercury              Mercury              Mercury             Intermediate
                                            Balanced Capital         Core Bond        Global Allocation         Government
                                           Strategy Portfolio    Strategy Portfolio   Strategy Portfolio       Bond Portfolio
                                           ------------------    ------------------   -------------------   -------------------
                                           Number of  Premiums   Number of  Premiums   Number of  Premiums   Number of  Premiums
                                           Contracts  Received   Contracts  Received   Contracts  Received   Contracts  Received
--------------------------------------------------------------------------------------------------------------------------------
Outstanding call options written,
  beginning of period ...................       --    $     --         --    $     --      4,547  $ 650,709      11      $16,800
Options written .........................   49,351     352,811     21,157     155,832      2,883    598,765      --           --
Options exercised .......................       --          --         --          --     (2,309)  (314,501)     --           --
Options expired .........................      (79)    (21,590)       (35)     (9,532)      (900)  (115,865)     --           --
Options closed ..........................  (49,000)    (44,406)   (21,000)    (19,031)       (59)    (2,006)     --           --
                                           -------    --------    -------    --------     ------   --------     ---      -------
Outstanding call options written,
  end of period .........................      272    $286,815        122    $127,269      4,162  $ 817,102      11      $16,800
                                           =======    ========    =======    ========     ======  =========     ===      =======

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

4. Capital Share Transactions:

Transactions in capital shares were as follows:


                                        Mercury                 Mercury                   Mercury                   Mercury
                                   Balanced Capital            Core Bond            Fundamental Growth         Global Allocation
                                  Strategy Portfolio       Strategy Portfolio       Strategy Portfolio         Strategy Portfolio
                               ------------------------  ----------------------   -----------------------   -----------------------
For the Six Months Ended                       Dollar                 Dollar                     Dollar                  Dollar
June 30, 2005                     Shares       Amount       Shares    Amount      Shares         Amount      Shares      Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ..................    134,749  $  1,863,630    290,654  $ 3,404,817     107,034  $  2,228,865    773,434  $ 11,874,957
Shares issued to shareholders
 in reinvestment of dividends
 and distributions ..........      27,238       379,694    298,711    3,496,069          --            --    117,391     1,831,297
                               ----------  ------------   --------  -----------  ----------  ------------   --------  ------------
Total issued ................     161,987     2,243,324    589,365    6,900,886     107,034     2,228,865    890,825    13,706,254
Shares redeemed .............  (4,178,529)  (57,892,423)  (838,375)  (9,809,562) (1,121,514)  (23,290,565)  (783,369)  (12,004,463)
                               ----------  ------------   --------  -----------  ----------  ------------   --------  ------------
Net increase (decrease) .....  (4,016,542) $(55,649,099)  (249,010) $(2,908,676) (1,014,480) $(21,061,700)   107,456  $  1,701,791
                               ==========  ============   ========  ===========  ==========  ============   ========  ============

                                                            Mercury
                                     Mercury              Intermediate                 Mercury                      Mercury
                                   High Yield              Government              Large Cap Core                 Money Reserve
                               Strategy Portfolio        Bond Portfolio          Strategy Portfolio            Strategy Portfolio
                          ------------------------   ------------------------- -------------------------   ------------------------
For the Six Months Ended                  Dollar                   Dollar                      Dollar                   Dollar
June 30, 2005                 Shares      Amount        Shares     Amount         Shares       Amount        Shares     Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold .............    847,189   $ 5,061,631      506,859   $  5,776,684    439,668   $  9,472,515   37,851,616  $ 37,851,616
Shares issued to
 shareholders in
 reinvestment of
 dividends and
 distributions ..........    527,005     3,098,565      377,425      4,281,352         --             --    3,936,926     3,936,926
                          ----------   -----------   ----------   ------------   --------   ------------  -----------   -----------
Total issued ............  1,374,194     8,160,196      884,284     10,058,036    439,668      9,472,515   41,788,542    41,788,542
Shares redeemed ......... (2,978,395)  (17,642,023)  (1,177,538)   (13,373,983)  (776,180)   (16,511,248) (49,776,675)  (49,776,675)
                          ----------   -----------   ----------   ------------   --------   ------------  -----------   -----------
Net decrease ............ (1,604,201)  $(9,481,827)    (293,254)  $ (3,315,947)  (336,512)  $ (7,038,733)  (7,988,133)  $(7,988,133)
                          ==========   ===========   ==========   ============   ========   ============  ===========   ===========

                                   Mercury                     Mercury                 Mercury                    Mercury
                               Balanced Capital               Core Bond            Fundamental Growth         Global Allocation
                              Strategy Portfolio          Strategy Portfolio       Strategy Portfolio         Strategy Portfolio
                            -----------------------    -----------------------   -------------------------  -----------------------
For the Year Ended                        Dollar                     Dollar                      Dollar                 Dollar
December 31, 2004            Shares       Amount         Shares      Amount        Shares        Amount       Shares    Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold .............    243,545  $   3,246,280    1,457,350  $ 17,189,604      450,706   $  9,028,432   2,075,453  $29,692,334
Shares issued to
 shareholders in
 reinvestment of
 dividends and
 distributions ..........  1,447,238     20,160,020      517,038     6,098,502      144,322      3,065,397     462,843    7,100,012
                          ----------  -------------   ----------  ------------   ----------   ------------  ----------  -----------
Total issued ............  1,690,783     23,406,300    1,974,388    23,288,106      595,028     12,093,829   2,538,296   36,792,346
Shares redeemed ......... (9,486,270)  (126,916,910)  (2,081,845)  (24,573,883)  (2,379,764)   (47,687,822) (1,974,878) (28,306,985)
                          ----------  -------------   ----------  ------------   ----------   ------------  ----------  -----------
Net increase
 (decrease) ............. (7,795,487) $(103,510,610)    (107,457) $ (1,285,777)  (1,784,736)  $(35,593,993)    563,418  $ 8,485,361
                          ==========  =============   ==========  ============   ==========   ============  ==========  ===========

                                                         Mercury
                               Mercury                 Intermediate                  Mercury                      Mercury
                             High Yield                 Government                Large Cap Core               Money Reserve
                         Strategy Portfolio           Bond Portfolio            Strategy Portfolio           Strategy Portfolio
                       ----------------------   --------------------------  --------------------------  ----------------------------
For the Year Ended                  Dollar                       Dollar                     Dollar                        Dollar
December 31, 2004       Shares      Amount        Shares         Amount        Shares       Amount        Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold ........   2,794,520  $16,404,522      341,004   $  3,879,706      791,275   $ 15,258,007   107,463,422    $107,463,422
Shares issued to
 shareholders
 in reinvestment of
 dividends and
 distributions .....   1,223,987    7,167,688      589,568      6,713,938      119,940      2,553,516     4,036,367       4,036,367
                      ----------  ------------  ----------   ------------   ----------   ------------   -----------    ------------
Total issued .......   4,018,507   23,572,210      930,572     10,593,644      911,215     17,811,523   111,499,789     111,499,789
Shares redeemed ....  (8,009,396) (46,836,235)  (3,495,853)   (39,812,517)  (2,064,127)   (39,288,734)  (167,977,589)  (167,977,589)
                      ----------  ------------  ----------   ------------   ----------   ------------   -----------    ------------
Net decrease .......  (3,990,889) $(23,264,025) (2,565,281)  $(29,218,873)  (1,152,912)  $(21,477,211)  (56,477,800)   $(56,477,800)
                      ==========  ============  ==========   ============   ==========   ============   ===========    ============

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund (excluding the Mercury Money Reserve Portfolio), along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.

6. Commitments:

At June 30, 2005 the Fund had entered into foreign exchange contracts, under which it had agreed to purchase various foreign currencies with approximate values of $967,000 for Mercury Global Allocation Strategy Portfolio.

7. Capital Loss Carryforward:

Mercury Balanced Capital Strategy Portfolio

On December 31, 2004, the Portfolio had a net capital loss carryforward of $121,985,504 of which $17,856,612 expires in 2009, $80,796,301 expires in 2010 and $23,332,591 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

Mercury Fundamental Growth Strategy Portfolio

On December 31, 2004, the Portfolio had a net capital loss carryforward of $158,957,477 of which $53,547,727 expires in 2009, $69,532,581 expires in 2010 and $35,877,169 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

Mercury Global Allocation Strategy Portfolio

On December 31, 2004, the Portfolio had a net capital loss carryforward of $13,161,778 of which $2,473,089 expires in 2009, $9,479,295 expires in 2010 and
$1,209,394 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

Mercury High Yield Portfolio

On December 31, 2004, the Portfolio had a net capital loss carryforward of $37,323,637 of which $1,317,507 expires in 2006, $1,824,536 expires in 2007 and
$6,196,936 expires in 2008, $8,474,548 expires in 2009, $10,420,967 expires in
2010 and $9,089,143 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------

Mercury Large Cap Core Strategy Portfolio

On December 31, 2004, the Portfolio had a net capital loss carryforward of $28,618,558 of which $2,932,908 expires in 2009 and $25,685,650 expires in 2010.
This amount will be available to offset like amounts of any future taxable gains.

Mercury Money Reserve Portfolio

On December 31, 2004, the Portfolio had a net capital loss carryforward of $49, all of which expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Events:

The Fund paid the following ordinary income dividends on July 1, 2005 to shareholders of record on June 30, 2005:

                                                                 Per Share
Portfolio                                                         Amount
--------------------------------------------------------------------------------
Mercury Core Bond Strategy ...............................       $.036809
Mercury High Yield Portfolio .............................       $.043980
Mercury Intermediate Government Bond .....................       $.033949
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended June 30, 2005, FAM Series Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on January 31, 2005. A description of the proposals and number of shares voted were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Shares Voted      Shares Withheld
                                                                                               For            From Voting
-----------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.                            465,347,084       34,910,682
                                           Donald W. Burton                               464,766,289        35,491,477
                                           Laurie Simon Hodrick                           461,814,209        38,443,558
                                           John F. O'Brien                                464,583,128        35,674,638
                                           David H. Walsh                                 465,293,174        34,964,593
                                           Fred G. Weiss                                  462,070,648        38,187,118
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Shares Voted       Shares Voted      Shares Voted
                                                                            For              Against           Abstain
-----------------------------------------------------------------------------------------------------------------------------------
2A. To approve changes to fundamental investment restriction
    on borrowing.                                                       414,619,276        48,912,300        36,726,190
-----------------------------------------------------------------------------------------------------------------------------------
2B. To approve changes to fundamental investment restriction
    on lending.                                                         409,465,683        52,841,885        37,950,198
-----------------------------------------------------------------------------------------------------------------------------------
4A. To approve charter amendment relating to shareholder voting.        417,974,554        46,659,460        35,623,752
-----------------------------------------------------------------------------------------------------------------------------------
4B. To approve an amendment and restatement of the charter
    provisions regarding redemption on fund shares.                     413,988,651        47,941,911        38,327,204
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Disclosure of Investment Advisory Agreement
--------------------------------------------------------------------------------

Activities of and Composition of the Board of Directors:

All but one member of the Board of Directors is an independent director whose only affiliation with Mercury Advisors (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of each Portfolio and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement--Matters Considered by the Board:

Every year, the Board considers approval of the Portfolio's investment advisory agreement, the Fund and the Investment Adviser (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of certain Portfolios between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to each Portfolio by the personnel of the Investment Adviser, the sub-adviser, where applicable, and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to each Portfolio by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered with respect to each Portfolio are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Portfolio's investment objective, policies and restrictions, and each Portfolio's compliance with the Fund's Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors:

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of each Portfolio as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for each Portfolio; (c) a discussion by each Portfolio's portfolio management team of investment strategies used by the Portfolio during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Disclosure of Investment Advisory Agreement (Continued)
--------------------------------------------------------------------------------

fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of Portfolio portfolio holdings, allocation of Portfolio brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), each Portfolio's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.

Certain Specific Renewal Data:

In connection with the most recent renewal of the Investment Advisory Agreement and the sub-advisory agreement in May 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Portfolio, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and each Portfolio's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Portfolio performance--both including and excluding the effects of each Portfolio's fees and expenses--to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Portfolios' performance ranking after fees and expenses for the periods ended March 31, 2005 are noted below. The Mercury Balanced Capital Strategy Portfolio ranked in the first quintile for the one-year period, and ranked in the fourth quintile for the three-and five-year periods. The Mercury Core Bond Strategy Portfolio ranked in the first quintile for the three-year period, and ranked in the second quintile for the one- and five-year periods. The Mercury Fundamental Growth Strategy Portfolio ranked in the second quintile for each of the one-, three- and five-year periods. The Mercury Global Allocation Strategy Portfolio ranked in the first quintile for the three- and five-year periods, and ranked in the second quintile for the one-year period. The Mercury High Yield Portfolio ranked in the third quintile for the three- and five-year periods, and in the second quintile for the one-year period. The Mercury Intermediate Government Bond Portfolio ranked in the first quintile for the one- and three-year periods, and ranked in the second quintile for the five-year period. The Mercury Large Cap Core Strategy Portfolio ranked in the first quintile for the one- and three-year periods, and ranked in the third quintile for the five-year period. The Money Reserve Portfolio ranked in the first quintile for each of the one-, three- and five-year periods. Considering this information, the Board concluded that each Portfolio's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process. The Board reviews at least annually each Portfolio's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity, taxable fixed-income and money market investing groups the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to each Portfolio's portfolio manager. The Board also considered the experience of each Portfolio's portfolio manager. The Board determined that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by each Portfolio. The Board concluded with respect to each Portfolio that each Portfolio benefits from that expertise.

Management Fees and Other Expenses. The Board reviews with respect to each Portfolio the contractual management fee rate and actual management fee rate as a percentage of total assets at common asset

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Disclosure of Investment Advisory Agreement (Concluded)
--------------------------------------------------------------------------------

levels--the actual rate includes advisory and administrative service fees and the effects of any fee waivers--compared to the other funds in its Lipper category. It also compares each Portfolio's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as offshore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to each Portfolio. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to each Portfolio, but believed that less extensive services were being provided to such clients. Each Portfolio's contractual and actual management fee rates were significantly lower than the median fees for comparable funds. The Board has concluded that each Portfolio's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability. The Board considers the cost of the services provided to each Portfolio by the Investment Adviser and, where applicable, the sub-adviser, and the Investment Adviser's and its affiliates' profits in relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of each Portfolio and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale. The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that the structure of the Fund's management fee rate schedule, with respect to the Portfolios, allows each Portfolio's fee rate to participate in, and potentially benefit from, any increases in the overall assets of the Fund. While there was no evidence to date that each Portfolio's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale.

Conclusion:

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fees were reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Directors and Officers
--------------------------------------------------------------------------------

Robert C. Doll, Jr.--President and Director
Donald W. Burton--Director
Laurie Simon Hodrick--Director
John Francis O'Brien--Director
David H. Walsh--Director
Fred G. Weiss--Director
John Burger--Vice President
Lawrence R. Fuller--Vice President
Theodore Magnani--Vice President
Patrick Maldari--Vice President
Robert F. Murray--Vice President
James Pagano--Vice President
Jacqueline L. Rogers-Ayoub--Vice President
Kurt Schansinger--Vice President
Dennis W. Stattman--Vice President
Frank Viola--Vice President
Donald C. Burke--Treasurer
Jeffrey Hiller--Chief Compliance Officer
Alice A Pellegrino--Secretary


Principal Office of the Fund

FAM Series Fund, Inc.
Box 9011
Princeton, New Jersey 08543-9011

Custodian

For all Portfolios except Mercury Global Allocation Strategy Portfolio:

The Bank of New York
100 Church Street
New York, New York 10286

For Mercury Global Allocation Strategy Portfolio:

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
800-637-3863


--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Availability of Quarterly Schedule of Investments
--------------------------------------------------------------------------------

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

================================================================================

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of FAM Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in Mercury Money Reserve Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although Mercury Money Reserve Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's Portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

59828-06/05

Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a)   -  The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b)   -  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12  - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b)    - Certifications - Attached hereto

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

           FAM Series Fund, Inc.

           By: /s/ Robert C. Doll, Jr.
               --------------------------
               Robert C. Doll, Jr.,
               Chief Executive Officer of
               FAM Series Fund, Inc.

           Date: August 19, 2005

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

           By: /s/ Robert C. Doll, Jr.
               --------------------------
               Robert C. Doll, Jr.,
               Chief Executive Officer of
               FAM Series Fund, Inc.

           Date: August 19, 2005

           By: /s/ Donald C. Burke
               --------------------------
               Donald C. Burke,
               Chief Financial Officer of
               FAM Series Fund, Inc.

           Date: August 19, 2005